                                                                    Exhibit 10.4

====================================================================================================================================
SOLICITATION, OFFER AND AWARD            1. THIS CONTRACT IS A RATED ORDER >          RATING                          PAGE
                                            UNDER DPAS (15 CFR 350)                                                         1 OF 153
====================================================================================================================================
2. CONTRACT NO.       3. SOLICITATION NO.         4. TYPE OF SOLICITATION        5. DATE ISSUED          6. REQUISITION/PURCHASE NO.
   NAS3-98008            RFP 3-085970                |_| SEALED BID (IFB)            9-30-97                          085970
                                                     |X| NEGOTIATED (RFP)
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7. ISSUED BY                                                 CODE 0616/TAS                8. ADDRESS OFFER TO (If other than Item 7)
   NASA Lewis Research center                                     ------------------
   Attn: Thomas A. Spicer, Services and Construction Branch
   21000 Brookpark Road, Mail Stop 500-312
   Cleveland, OH 44135-3191
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NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder"
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                                                            SOLICITATION
------------------------------------------------------------------------------------------------------------------------------------
9. Sealed offers in original and 10 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in D.E.B. Building, Room 1301 until 4:30 P.M. local time, on
10-30-1997 (date).
CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L. Provision No. 52.214-7 or 52.214-10. All offers are subject to all terms and conditions contained in this solicitation.
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10. FOR INFORMATION >                     A. NAME                            B. TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
      CALL:                                         Thomas A. Spicer                               (216) 433-2762
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                                                       11. TABLE OF CONTENTS
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(X) SEC.               DESCRIPTION                        PAGE(S)  (X) SEC.                DESCRIPTION                      PAGE(S)
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                      PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
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|X|  A     SOLICITATION/CONTRACT FORM                       1      |X|  I     CONTRACT CLAUSES                                40
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|X|  B     SUPPLIES OR SERVICES AND PRICES/COSTS            4         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
|X|  C     DESCRIPTION/SPECS/WORK STATEMENT                 7      |X|  J     LIST OF ATTACHMENTS                             61
------------------------------------------------------------------------------------------------------------------------------------
|X|  D     PACKAGING AND MARKING                            1                PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
|X|  E     INSPECTION AND ACCEPTANCE                        1      |X|  K     REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------------------------------------------------------------------------------
|X|  F     DELIVERIES OR PERFORMANCE                        4                 OTHER STATEMENTS OF OFFERORS
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|X|  G     CONTRACT ADMINISTRATION DATA                    18      |X|  L     INSTRS., CONDS., AND NOTICES TO OFFERORS
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|X|  H     SPECIAL CONTRACT REQUIREMENTS                   16      |X|  M.    EVALUATION FACTORS FOR AWARD
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                                             OFFER (Must be fully completed by offeror)
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NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
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12. In compliance with the above, the undersigned agrees, if this offer is accepted within ____ calendar days (60 calendar days unless a different period in inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
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13. DISCOUNT FOR PROMPT PAYMENT         >         10 CALENDAR DAYS      20 CALENDAR DAYS        30 CALENDAR DAYS       CALENDAR DAYS
    See Section I, clause No. 52-232-8)                       %                     %                       %                    %
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14. ACKNOWLEDGEMENT OF AMENDMENTS (The offeror                       AMENDMENT NO         DATE        AMENDMENT NO         DATE
    acknowledges receipt of amendments to the SOLICITATION      -------------------------------------------------------------------
    For offerors and related documents numbered and dated:      -------------------------------------------------------------------
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15. NAME AND          CODE                    FACILITY                   16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
    ADDRESS OF            -----------------           ------------------     OFFER (type or print)
    OFFEROR
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15B. TELEPHONE NO.                 15C. CHECK IF REMITTANCE ADDRESS       17. SIGNATURE                              18. OFFER DATE
     (Include area code)           IS DIFFERENT FROM ABOVE - ENTER
                               |_| SUCH ADDRESS IN SCHEDULE
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                                               AWARD (To be completed by Government)
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19. ACCEPTED AS TO ITEMS NUMBERED          20. AMOUNT                     21. ACCOUNTING AND APPROPRIATION
                                                 See Clause B-2
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22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION          23. SUBMIT INVOICES TO ADDRESS SHOW IN: >       ITEM
    |_| 10 U.S.C. 22304(c) (   )   |_| 41 U.S.C. 253(c) (   )             (4 copies unless otherwise specified)
------------------------------------------------------------------------------------------------------------------------------------
24. ADMINISTERED BY (if other than Item 7)        CODE                25. PAYMENT WILL BE MADE BY          CODE
    See Signature Page A-2                             -----------        NASA Lewis Research Center           ---------------------
                                                                          Commercial Accounts MS 500-303
                                                                          2100 Brookpark Road
                                                                          Cleveland, OH 44135-3191
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26. NAME OF CONTRACTING OFFICER (Type or print)     27. UNITED STATES OF AMERICA                        28. AWARD DATE

                                                              (Signature of Contracting Officer)
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IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice
====================================================================================================================================

Prime Contract Number: NAS3-98008
Subcontract Number: 98-800590

                                 SIGNATURE PAGE

SUBCONTRACTOR:    Dynacs Engineering Co., Inc
                  28870 U.S. Hwy.
                  19 N. Ste. 405
                  Clearwater, FL  34621

Name:             [ILLEGIBLE]

Title:            [ILLEGIBLE]

Signature:        /s/ [ILLEGIBLE]               Date: Dec. [ILLEGIBLE]

PRIME CONTRACTOR: U.S. Small Business Administration
                  Miami District Office
                  1320 South Dixie Highway, Third Floor
                  Coral Cable, FL 33148

Name:             G. REY-MORAN
                  Contracting Officer

Signature:        /s/ G. Rey-Moran              Date: 12/20/97

PROCURING AGENCY: NASA Lewis Research Center
                  Services & Construction Branch, MS 500-312
                  21000 Brookpark Road
                  Cleveland, OH 44135

Name:             Thomas A. Spicer
                  Contracting Officer

Signature:        /s/ Thomas A. Spicer          Date: 12/17/97

RFP3-085970                                                            Section B


                              PART I - THE SCHEDULE

                                    SECTION B

                      SUPPLIES OR SERVICES AND PRICE/COSTS
                      ------------------------------------

B.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      NOTICE: The following solicitation provision and/or contract clauses pertinent to this section are hereby incorporated by reference:

      I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

            CLAUSE
            NUMBER            DATE           TITLE
            ------            ----           -----

            No FAR by reference clauses in Section B.

      II.   NASA FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 18)

            CLAUSE
            NUMBER            DATE           TITLE
            ------            ----           -----
            No FAR by reference clause in Section 8.

                                (End of Clause)

B.2   GENERAL

      Pursuant to the Federal Acquisition Regulation (FAR) Parts 16.501-2 and 16.504, this contract is defined as an indefinite quantity type. The contract provides for an indefinite quantity, within stated limits, of supplies or services to be furnished during a fixed period, with deliveries or performance to be scheduled by placing orders with the Contractor. The total minimum and maximum dollar value of supplies or services to be acquired under the contract are set forth below:

Contract Minimum: The Government will issue Task Order(s) under this contract which provide for a minimum of $6,000,000 for the 27 months of performance.


                                   Page B - 1
Supplies or Services and Price/Costs                                    12/17/97

RFP3-085970                                                            Section B


Contract Maximum: The Government issued Task Order(s) under this contract shall not exceed a maximum of $43,760,345 (Cost=$42,185,846; Fee/Profit=1,574,500) for
the 27 months of performance.

      Task Order(s) will be issued on either a firm fixed price (PFP) basis or on a cost reimbursable (CR) basis.

      Ten percent of the technical hours (86,940 hours) have the potential of being worked under fixed priced task orders. The profit will be $2.34/technical hour agreed to at task acceptance. The maximum total fixed fee for 27 months is $203,161.

      Ninety percent of the technical hours (782,460 hours) have the potential of being worked under cost plus award fee task orders.

      The award fee periods, award fee per technical hour, and the maximum award fee pool is as follows:

 Period                           Fee Per Tech. Hour     Maximum AF Pool
 ------                           ------------------     ---------------

    1       JAN 1-JUN 30, 1998        $1.71                $446,002
    2       JUL 1-DEC 31, 1998        $1.70                $332,546
    3       JAN 1-JUN 30, 1999        $1.80                $234,738
    4       JUL 1,99-MAR 1,00         $1.83                $357,975

      (a)   FIRM FIXED PRICE TASK ORDERS

      Firm fixed price task orders will be issued for work that can be well defined and for which a fair and reasonable price can be obtained. The price is not subject to any adjustment on the basis of contract cost experience.

      (b)   COST-REIMBURSEMENT TASK ORDERS

      Work performed by the Contractor will be reimbursed based upon allowable costs incurred, subject to negotiated limitations.

      (c)   AWARD FEE

      Based upon the Contractor's overall performance, an award fee may be provided to the Contractor. The amount of fee will be determined by the Government. The award fee pool will be divided into two parts. The first part will consider the contract administration and cost control. The second part will consider task order performance.

                                (End of Clause)


                                   Page B - 2
Supplies or Services and Price/Costs                                    12/17/97

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                  PAGE OF PAGES
                                                                                      NAS3-98008                       1      407
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
  Modification Number Three (03)        7/23/99                            NONE                               SETAR II
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 7830/Lupson       7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
   NASA Glenn Research Center
   Services & Construction Branch (M.S. 500-312)
   21000 Brookpark Road
   Cleveland, OH 44135-3191
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |X|  9A.  AMENDMENT OF SOLICITATION NO.

   Dynacs Engineering Company Inc.                                                     ---------------------------------------------
   2001 Aerospace Parkway                                                              9B.  DATED (SEE ITEM 11)
   Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                       10A. MODIFICATION OF CONTRACT/ORDER NO.

                                                                                       ---------------------------------------------
                                                                                   |X| 10B. DATED (SEE ITEM 13)
CODE                            FACILITY CODE                                               12/17/97
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                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
                                                         N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|X|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|X|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


------------------------------------------------------------------------------------------------------------------------------------
|_|   D.  OTHER (Specify type of modification and authority)


------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor is not required to sign this document and return __ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

(SEE ATTACHED PAGES)


------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

/s/ Thomas A. Spicer                                                                 Thomas A. Spicer / Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED
Vice President &
  Program Manager                               7/7/99
BY                                                                        BY   /s/ [ILLEGIBLE]
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-807030-105                                                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

RFP3-085970                                                            Section B


SECTION B / REVISED

Contract Maximum: The Government issued Task Order(s) under this contract shall not exceed a maximum of $66,797,004 (Cost=564,795,583; Fee/Profit=$2,O0l,421)
for the 27 months of performance.

Task Order(s) shall be issued on either a Firm Fixed Price (FEP) basis or on a Cost Reimbursable (CR) basis.

Ten percent of the technical hours (111,065 hours) have the potential of being worked under fixed priced task order(s). The profit will be $2.34/technical hour agreed to at task acceptance. The maximum total fixed fee for 27 months is $259,892.

Ninety percent of the technical hours (999,582 hours) have the potential of being worked Under cost plus award fee task order(s).

The Award Fee periods, award fee per technical hour, and the maximum award fee pool is as follows:

  Period                           Fee Per Tech. Hour     Maximum Award Fee Pool
  ------                           ------------------     ----------------------

    1       Jun 1/98-Feb 28/99
    2       Mar 1/99-Aug 3 1/99            *                        *
    3       Sep 1/99-Feb 28/00
    4       Mar 1/00-Aug 31/00

TOTAL

      (a)   FIRM FIXED PRICE TASK ORDERS

Firm Fixed Price task order(s) shall be issued for work that can be well defined and for which a fair and reasonable price can be obtained. The price is not subject to any adjustment on the basis of contract cost experience.

      (b)   COST - REIMBURSEMENT TASK ORDERS

Work performed by the contractor shall be reimbursed based upon allowable costs incurred, subject to negotiated limitations.

      (c)   AWARD FEE

Based upon the Contractor's overall performance, an award fee may be provided to the Contractor. The amount of fee will be determined by the Government. The award fee pool will be divided into two parts. The first part will consider the contract administration and cost control. The second part will consider task order performance.

                                (End Of Clause)

*Confidential information has been omitted and filed separately with the Commission

                               Page B-2 / Revised

RFP3-085970                                                            Section B


B.3   CONTRACT FUNDING (NOV 1996)

Funds will be obligated against this contract by a separate document, "Order for Supplies of Services" (Form 347), as Task Orders are placed. Each Form 347 will specify the Accounting and Appropriation data, and the NASA division to be supported. Clause 52.232-22, entitled 'Limitation of Funds" will apply to the total amount of funding available on the contract for the purposes of the "notification" requirement. However, each Task Order will have a funding limit to which the "Limitation of Funds" clause applies.

                                (End of Clause)

B.4   AWARD FEE POOL (SEPT 1997)

      (a) The Contractor can earn award fee from zero dollars to the maximum
TBD.

      (b) Beginning 6 months after the effective date of this contract, the Government shall evaluate the Contractor's performance every 6 months (with the exception of the last period, which will be 9 months) to determine the amount of fee earned by the Contractor during the period. The Contractor may submit a self-evaluation of performance for each evaluation period under consideration. These self-evaluations will be considered by the Government in its evaluation. The Government's Fee Determination Official (FDO) will determine the fee amounts based on the Contractor's performance in accordance with the performance evaluation plan. The plan may be revised unilaterally by the Government prior to the beginning of any rating period to redirect emphasis.

      (c) The Government will advise the Contractor in writing of the evaluation results. The NASA LeRC Financial Management Division will make payment based upon issuance of unilateral modification by the Contracting Officer.

      (d) The amount of award fee which can be awarded in each evaluation period is limited to the amount of TBD. Award fee which is not earned in an evaluation period will not be reallocated to future evaluation periods. If Government directed descoping occurs, the amount of fee available will unilaterally be reduced as a direct correlation to the percentage of descoped work.

      (e) (1) Pending a determination of the amount of fee earned for an evaluation period, a portion of the availability fee for that period will be paid to the Contractor on a not more often than monthly basis. The portion paid will be 50 percent


                                   Page B - 3
Supplies or Services and Price/Costs                                    12/17/97

RFP3-085970                                                            Section B


of the current period's available amount; provided, however, that when the Contracting Officer determines that the Contractor will not achieve a level of performance commensurate with the provisional rate, a payment of provisional fee will be discontinued or reduced in such amounts as the Contracting Officer deems appropriate. The Contracting Officer shall notify the Contractor in writing if it is determined that such discontinuance or reduction is appropriate. The determination is not subject to the Disputes Clause.

            (2) In the event the amount of fee earned, as determined by the FDO, is less than the sum of provisional payments made for that period, the Contractor will either credit the next payment voucher for the amount of overpayment or refund the difference to the Government, as directed by the Contracting Officer.

      (f) After 85 percent of the potential fee has been paid, the Contracting Officer may direct the withholding of further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15 percent of the total potential fee.

                                (End of Clause)

B.5   SUPPLIES AND/OR SERVICES TO BE FURNISHED (NASA 18-52.210-72) (SEPT 1990)

The Contractor shall provide all resources (except as may be expressly stated in this contract as furnished by the Government) necessary to furnish the items in accordance with the Statement of Work (SOW) in Section C.

                                (End of Clause)

                                (END OF SECTION)


                                   Page B - 4
Supplies or Services and Price/Costs                                    12/17/97

RFP3-085970                                                            Section C


                     SECTION C - DESCRIPTION/SPECIFICATION
                                /WORK STATEMENT
                     -------------------------------------

                               STATEMENT OF WORK

                                      FOR

               SCIENTIFIC, ENGINEERING, TECHNICAL, ADMINISTRATIVE
                                AND RELATED TASKS

C.1   PURPOSE

This Statement of Work defines the requirements for performance-based technical tasks to assist the NASA Lewis Research Center (LeRC) in meeting the objectives of its research and development activities. These requirements include, but are not limited to, technical tasks in the areas of aeronautics, microgravity sciences, space power and propulsion and related science and technology.

C.2   SCOPE

The Contractor shall perform engineering, scientific, technical, administrative, and related tasks, issued hereunder by the Contracting Officer, or his authorized representative. These activities fall into broad categories as outlined below, but need not be limited to the activities noted. Individual task order requirements may involve any or all categories of activities. All tasks issued under this contract shall be performance-based tasks.

In addition, within the scope of this Statement of Work, these performance-based tasks will require either:

      (1)   application of the specialized skills of a single individual;

      (2)   a well-defined, multi-disciplined effort;

      (3) or a well-defined, multi-disciplined effort with tasks which require close integration with tasks performed by NASA personnel to comprehensively address all facets of a complex research or flight program.

For each task the Contractor will also be responsible for estimating costs, establishing budgets, developing a major milestone schedule, monitoring actual progress against


                                    Page C -1
Description/Specification/ Work Statement                               12/17/97

RFP3-085970                                                            Section C


plan, identifying problems, and taking appropriate corrective action. These responsibilities are in addition to the actual execution of the technical requirements.

Tasks will encompass the broad scope of mission responsibilities at the LeRC, and include: research and technology, engineering design and development operations and administration/management.

C.2.1 Research and Technology

      Develop and apply mathematical and theoretical analyses in engineering and science disciplines. Perform analytical and experimental investigations of concepts, components, and systems. Perform conceptual design studies of advanced propulsion and power components and systems, and perform mission analysis studies. Prepare and conduct tests and acquire data. Interpret and analyze test data. Develop, update, adapt and utilize computer application programs. Adapt computer programs to parallel processing hardware and workstation networking. Compare test data with calculated results. Prepare technical reports.

C.2.2 Operations

      Translate experimental requirements into designs and hardware. Design, develop, install, and maintain experimental systems. Develop test documentation including checkout, calibration, and operating procedures. Coordinate professional and technician groups supporting testing operations. Prepare safety documentation and participate in institutional and manned-flight phased safety reviews. Lead or conduct experimental tests. Validate data and prepare technical reports. Provide facility documentation and configuration control.

C.2.3 Engineering Design and Development

      Perform engineering and manufacturing for all phases of development of aeronautical and space systems. This includes conceptual formulation, requirements analysis, design, development, fabrication, functional and environmental test, assembly, integration, operation, operational software development, assurances of safety, reliability, and quality, and related analyses for space flight hardware flown on manned or unmanned vehicles.


                                    Page C-2
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section C


      For human-rated projects, also perform engineering in systems safety, materials, reliability, maintainability and associated analysis disciplines necessary to assure compliance with NASA manned space flight hardware requirements.

C.2.4 Administrative/Management

      Plan projects including resource requirements estimates, schedules, and progress evaluations. Develop and maintain record keeping systems, documentation, and schedules. Conduct workshops, symposiums and conferences. Prepare management information reports. Prepare technical presentation material. Edit reports and documentation for publication.

C.3   SPECIFIC WORK REQUIREMENTS

The work shall be accomplished at LeRC or at the Contractor's local facility, with travel to other locations as required. Task orders will provide the availability of Government facilities, laboratories, equipment, and support services. All work performed under this contract shall be in accordance with established and applicable LeRC documents for requirements, standards, specifications and instructions such as shuffle safety requirements, environmental impact statements, safety, reliability and quality assurance, and engineering standards.

C.3.1 Typical Work Areas

Listed below are typical work areas to be performed under this contract The list below is not all inclusive and Government reserves the right to require the performance of work considered within C.2, "Scope."

      C.3.1.1 Perform conceptual design studies of advanced aircraft propulsion systems, hypersonic and gas turbine propulsion systems and components. Conduct engineering analysis and design of rotors, rotor blades, stator blades, bearings, seals, inlets, nozzles, combustors, instrumentation and other hardware in support of advanced aeronautical propulsion systems. Conduct experimental test programs.


                                    Page C-3
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section C


C.3.1.2 Perform research and development of instrumentation and control systems for aerospace applications. Develop high speed actuation systems, high response survey probes, and associated data acquisition systems for gas turbine engine research. Conduct engineering analysis and design of: control consoles, electrical systems for power, controls, and data processing; remotely controlled devices and instrumentation at high ambient and cryogenic temperatures.

C.3.1.3    Perform research on the use of optics in propulsion control systems.

C.3.1.4 Perform materials research activities for non-strategic alloys, thermal barrier coatings, degradation mechanisms, non-destructive evaluation, advanced ceramics, mechanical properties of ceramics, ceramics matrix composites, advanced composites for aircraft engine applications, and icephobic resins. Support research on the influence of low-gravity environments on solidification and containerless melting. Update computer models that relate microstructure to mechanical properties of materials. Maintain metallographic services for research programs.

C.3.1.5 Perform high-temperature fatigue crack initiation and propagation experiments on advanced metallic alloys, composites, and ceramics using computer-controlled, closed-loop testing machines.

C.3.1.6 Operate high temperature fatigue and structures experimental facilities involving controls instrumentation, data acquisition and servo-hydraulic loading systems.

C.3.1.7    Conduct studies in the area of tribology.

C.3.1.8 Perform experimental power-transfer research programs involving bearings, seals, shafting, gear and traction elements. Perform experimental research testing on conventional and hybrid advanced transmissions.


                                    Page C-4
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section C


C.3.1.9 Perform the engineering analysis and design of dynamic space power systems including Stirling, Brayton and Rankine energy conversion components, heat receiver/thermal storage, mirrors, and liquid droplet radiator thermal rejection systems.

C.3.1.10 Perform advanced space power systems research and development in such areas as photovoltaics, electrochemistry, power management and distribution, thermal systems and thermal management subsystems. Validate technology for advanced space power applications relating to low earth orbit space station power systems and space station power system evolutionary growth capabilities.

C.3.1.11 Perform advanced space propulsion systems research and development in such areas as Earth-to-Orbit vehicles, orbital transfer vehicles, and auxiliary propulsion for space platforms, spacecraft, launch and orbital transfer vehicles. Perform analyses of advanced space propulsion systems and mission scenarios. Conduct analysis and perform experiments to advance the technology of advanced space propulsion components.

C.3.1.12 Perform experimental and/or theoretical studies in the general area of reduced gravity fluid mechanics and present research results at technical meetings. Evaluate and demonstrate appropriate diagnostic techniques for selected reduced gravity fluids experiments.

C.3.1.13 Perform mechanical and electrical operations engineering in the LeRC Aeropropulsion test facilities, including the following functions: research test hardware design; daily test operations support; facility operation and maintenance; engineering associated with design, assembly, and operations of test support equipment, test instrumentation, data, and control systems; and computer simulation, engineering studies and analysis to support facility modifications, experiment design and experiment operation.


                                    Page C-5
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section C


C.3.1.14 Perform mechanical and electrical engineering activities required for the documentation, configuration control and maintenance of the LeRC Aeropropulsion test facilities.

C.3.1.15 Analyze and design the flow systems for jet fuels, gaseous or liquid hydrogen or oxygen, high pressure air, cryogenics, high vacuum and other fluids and mixtures.

C.3.1.16 Analyze and design closed-loop automatic controls for regulation of interactive hydraulic and pneumatic systems. This will require analysis of non-steady-state phenomena and transient response. Systems designed utilize computer type programmable controllers and micro processors.

C.3.1.17 Perform the engineering and electronic design of photovoltaic arrays, electrochemical energy storage, DC/AC high voltage power management and distribution components, subsystems, systems hardware and test facilities and electronic circuits and systems layouts and packaging for communications.

C.3.1.18 Analyze, design and develop Space Transportation System (STS or "Space Shuttle") and International Space Station flight experiments including requirements definition, software, configuration control, hardware fabrication, verification testing, logistics and support for shuttle integration.

C.3.1.19 Perform structural response analyses and experiments of aerospace power and propulsion system components considering nonlinearities due to high temperatures, unsteady aerodynamic and structural coupling, vibratory and transient structural response under centrifugal and gyroscopic loads. Perform analyses and experiments to support the development of nonlinear constitutive modeling theories.

C.3.1.20 Develop structural analysis computer codes including probabilistic analysis methods, structural tailoring and optimization, and fiber composite laminate analysis. Also, develop finite element models


                                    Page C-6
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section C


           and performing structural analyses of these models representing complex aerospace propulsion and power system components.

C.3.1.21 Develop and implement prediction codes for ice accretion. Develop experimental icing tests and methods. Analyze experimental icing data.

C.4   TASK ORDER ACCOUNTING

TASK ORDER DATABASE

The Contractor shall provide computer support services to the NASA COTR and ACOTR to maintain a comprehensive task order status database. The database shall provide administrative and financial information to track and monitor funding and costing for each task order. The database shall also be capable of award fee score input and data reduction.

TASK ORDER REPORTING

The Contractor shall provide a Technical Progress Report and a Cost Report for each task order coinciding with the submission of the monthly 533M report.

The monthly Technical Progress Report will detail key technical accomplishments, issues and action items. The report shall be forwarded to the Technical Representative responsible for the task. A computer disk containing all the technical progress reports will be forwarded to the COTR.

The monthly Cost Report will contain a detailed cost breakdown by cost element for the current month, fiscal year, and contract to date charges- The report will also reflect funding to date, funding balance and the current burnrate for the task. The report shall be forwarded to the Technical Representative responsible for the task.

C.5   OTHER REPORTS

From time to time the Contracting Officer or COTR may request special reports which shall be provided.

                                   Page C - 7
Description/Specification/Work Statement                                12/17/97

RFP3-085970                                                            Section D


                                   SECTION D

                             PACKAGING AND MARKING
                             ---------------------

D.1   MARKING INSTRUCTIONS (LERC 52.246-90) (JAN 1987)

      (a) The Contractor shall mark each shipment with the following address(es):

      National Aeronautics and Space Administration
      Lewis Research Center
      21000 Brookpark Road
      Cleveland, OH 44135

      Receiving, Bldg. 21 (Attn: Sandra L. Hardy)

      (b) In addition, the contract number and the number of each container in the shipment shall be marked in consecutive order, beginning with No. 1, on the opposite side of each container.

      (c) Each container shall include a packing list.

                                (End of Clause)

                                (END OF SECTION)


                                    Page D-1
Packaging and Marking                                                   12/17/97

RFP3-085970                                                            Section E


                                   SECTION E

                           INSPECTION AND ACCEPTANCE
                           -------------------------

E.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

      I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            52.246-2     AUG 1996     INSPECTION OF SUPPLIES--FIXED PRICE

            52.246-3     APR 1984     INSPECTION OF SUPPLIES--COST-REIMBURSEMENT

            52.246-4     AUG 1996     INSPECTION OF SERVICES--FIXED PRICE

            52-246-5     APR 1984     INSPECTION OF SERVICES--COST-REIMBURSEMENT

            52-246-16    APR 1984     RESPONSIBILITY FOR SUPPLIES

      II.   NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

            No NASA by reference clauses in Section E.

                                 (End of Clause)

E.2   INSPECTION AND ACCEPTANCE (LERC 52.246-92) (JANUARY 1987)

      Final inspection and acceptance of all work performed under this contract, including all deliverable items, will be performed at destination.

                                 (End of Clause)


                                   Page E - 1
Inspection and Acceptance                                               12/17/97

RFP3-085970                                                            Section F


                                   SECTION F

                           DELIVERIES OR PERFORMANCE
                           -------------------------

F.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      NOTICE: The following Federal Acquisition Regulation (FAR) contract clauses pertinent to this section are hereby incorporated by reference:

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            52.211-15    SEP 1990     DEFENSE PRIORITY AND ALLOCATION
                                      REQUIREMENTS

            52.242-15    AUG 1989     STOP-WORK ORDER (ALTERNATE I) (APR 1984)

            52.242-17    APR 1984     GOVERNMENT DELAY OF WORK

            52.247-34    NOV 1991     F.O.B. DESTINATION
                                            (End of Clause)

F.2   PRINCIPAL PLACE OF PERFORMANCE (12-202) (OCT 1985)

      The effort required under this contract shall be performed at NASA Lewis Research Center.

                                 (End of Clause)

F.3   DPAS RATING (LeRC 52.212-101) (SEPT 1997)

      In accordance with Clause 52.211-15 of this contract, the rating is DO-C9.

                                 (End of Clause)


                                    Page F-1
Deliveries or Performance                                               12/17/97

RFP3-085970                                                            Section F


F.4   PERIOD OF PERFORMANCE (LeRC 52.212-93) (JAN 1987)

      The period of performance hereunder shall be for a period of 27 months commencing on the award of this contract. The period of performance is anticipated to be January 1, 1998, through March 31, 2000.

                                 (End of Clause)

F.5 FINANCIAL MANAGEMENT REPORTS (533 REPORTS) FOR TASK ORDER CONTRACTS (LERC 52.227-116) (AUG 1996)

      A.    Required Reports

            The Contractor shall submit the following financial reports pursuant to clause 18.52.242-73 "NASA Contractor Financial Management Reporting":

      |_|   Initial Financial Management Report (In NASA Form 533Q format)

      |_|   Monthly Contractor's Schedule Report

      |X|   NASA Form 533M (Monthly Contractor Financial Management Report)

      |_|   NASA Form 533Q (Quarterly Contractor Financial Management Report)

            (1) The 533 reports shall be prepared in accordance with the instructions contained in the aforementioned clause, NPG 9501.2 (NASA Contractor Financial Management Reporting) and on the reverse of the forms. The Internet address for NPG 9501.2 is:

http://www.hq.nasa.gov/office/codeb/npg95012.htm

      B.    Report Periods, Dates and Submission

            (1) The cutoff date to be used for the 533 Reports is the closing date of the Contractor's accounting month that has just been completed.

            (2) The first 533M Report shall be submitted within thirty (30) calendar days after incurrence of cost and, as with all subsequent 533M reports, is due not later than ten (10) working days after the close of the contractor's accounting month.


                                    Page F -2
Deliveries or Performance                                               12/17/97

RFP3-085970                                                            Section F


            (3) The reports shall be submitted in the number of copies and to the addresses on the 533M Distribution List, which will be provided at contract start.

                                 (End of Clause)

F.6   PHASE-IN AND PHASE-OUT

      (a)   Contractor Phase-In

            The services provided by this contract are vital to the Government's overall effort, and continuity must be maintained at a consistently high level without interruption. The Contractor shall meet full performance requirements from the start date of the contract. The phase-in period shall be approximately 30 calendar days prior to the start date of the contract. Office space will be provided by the Government during the phase-in period.

The Contractor shall support a weekly meeting with the preceding Contractor to discuss/identify problems or areas requiring attention during this phase-in period. The Contractor's phase-in plan shall be submitted in accordance with the clause in Section L, SUBFACTOR 2, MANAGEMENT PLAN.

      (b)   Contractor Phase-Out

            Upon contract expiration, a successor may continue the work requirements and the Contractor shall (1) furnish phase-in training and (2) exercise its best efforts and cooperation to effect an orderly and efficient transition to a successor commencing 60 days prior to contract expiration. The Contractor shall support a weekly meeting with the successor Contractor to discuss/identify problems or areas requiring attention during the phase-out period.

            (1) The Contractor shall, upon the Contracting Officer's written notice (a) furnish support for the subsequent contractor and phase-out services for up to 60 days prior to contract expiration and (b) negotiate in good faith a plan with a successor to determine the nature and extent of phase-in, phase-out services required. The plan shall specify a training program and a date for transferring responsibilities for each task described in the plan, and shall be subject to Contracting Officer approval. The Contractor remains responsible for the performance of this contract during phase-in for the subsequent contractor and the phase-out period.

            (2) The Contractor shall allow as many personnel as practicable to remain on the job to help the successor maintain the continuity and consistency of the services required. The Contractor shall disclose necessary personnel records and allow the successor to conduct on-site interviews with the employees. If selected employees


                                   Page F - 3
Deliveries or Performance                                               12/17/97

RFP3-085970                                                            Section F


are not agreeable to the change, the Contractor shall release them at a mutually agreeable date and comply with Section I, FAR Clause 52.222-41, Service Contract Act of 1965, As Amended (May 1989).

                                 (End of Clause)

                                (END OF SECTION)


                                   Page F - 4
Deliveries or Performance                                               12/17/97

RFP3-085970                                                            Section G


                                   SECTION G

                          CONTRACT ADMINISTRATION DATA
                          ----------------------------

G.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

      I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            52.245-5     JAN 1986     GOVERNMENT PROPERTY (COST REIMBURSEMENT,
                                      TIME AND MATERIAL, OR LABOR HOUR
                                      CONTRACTS)

      II.   NASA FAR SUPPLEMENT (48 CER CHAPTER 18) CLAUSES

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            18-52.223-71   DEC 1988     FREQUENCY AUTHORIZATION

                                 (End of Clause)

G.2   NASA CONTRACTOR FINANCIAL MANAGEMENT REPORTING
      (NFS 18-52.242-73) (JULY 1997)

      (a) The Contractor shall submit NASA Contractor Financial Management Reports on NASA Forms 533 in accordance with the instructions in NASA Policy Guidance (NPG) 9501.2, NASA Contractor Financial Management Reporting, and on the reverse side of the forms, as supplemented in the Schedule of this contract The detailed reporting categories to be used, which shall correlate with technical and schedule reporting, shall be set forth in the Schedule. Contractor implementation of reporting requirements under this clause shall include NASA approval of the


                                   Page G - 1
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section G


definitions of the content of each reporting category and give due regard to the Contractor's established financial management information system.

      (b) Lower level detail used by the Contractor for its own management purposes to validate information provided to NASA shall be compatible with NASA requirements.

      (c) Reports shall be submitted in the number of copies, at the time, and in the manner set forth in the Schedule or as designated in writing by the Contracting Officer. Upon completion and acceptance by NASA of all contract line items, the Contracting Officer may direct the Contractor to submit Form 533 reports on a quarterly basis only, report only when changes in actual cost occur, or suspend reporting altogether.

      (d) The Contractor shall ensure that its Form 533 reports include accurate subcontractor cost data, in the proper reporting categories, for the reporting period.

      (e) If during the performance of this contract NASA requires a change in the information or reporting requirements specified in the Schedule, or as provided for in paragraph (a) or (c) of this clause, the Contracting Officer shall effect that change in accordance with the Changes clause of this contract.

                                 (End of Clause)

G.3   TECHNICAL DIRECTION
      (NFS 18-52.242-70) (SEP 1993)

      (a) Performance of the work under this contract is subject to the written technical direction of the Contracting Officer Technical Representative (COTR), who shall be specifically appointed by the Contracting Officer in writing in accordance with NASA FAR Supplement 18-42.270. "Technical direction" means a directive to the Contractor that approves approaches, solutions, designs, or refinements; fills in details or otherwise completes the general description of work or documentation items; shifts emphasis among work areas or tasks; or furnishes similar instruction to the Contractor. Technical direction includes requiring studies and pursuit of certain lines of inquiry regarding matters within the general tasks and requirements in Section C of this contract.

      (b) The COTR does not have the authority to, and shall not, issue any instruction purporting to be technical direction that--

            (1) Constitutes an assignment of additional work outside the statement of work;


                                   Page G - 2
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
RFP3-085970                                                            Section G


            (2) Constitutes a change as defined in the Changes clause;

            (3) Constitutes a basis for any increase or decease in the total estimated contract cost the fixed fee (if any), or the time required for contract performance;

            (4) Changes any of the expressed terms, conditions, or specifications of the contract; or

            (5) Interferes with the Contractor's rights to perform the terms and conditions of the contract.

      (c) All technical direction shall be issued in writing by the COTR.

      (d) If in the Contractor's opinion, any instruction or direction by the COTR falls within any of the categories defined in paragraph (b) above, the Contractor shall not proceed but shall notify the Contracting Officer in writing within 5 working days after receiving it and shall request the Contracting Officer to take action as described in this clause. Upon receiving this notification, the Contracting Officer shall either issue an appropriate contract modification within a reasonable time or advise the Contractor in writing within 30 days that the instruction or direction is--

            (1) Rescinded in its entirety; or

            (2) Within the requirements of the contract and does not constitute a change under the Changes clause of the contract and that the Contractor should proceed promptly with its performance.

      (e) Failure of the Contractor and Contracting Officer to agree that the instruction or direction is both within the requirements of the contract and does not constitute a change under the changes clause, or failure to agree upon the contract action to be taken with respect to the instruction or direction, shall be subject to the Disputes clause of this contract.

      (f) Any action(s) taken by the Contractor in response to any direction given by any person other than the Contracting Officer or the COTR shall be at the Contractor's risk.

                                 (End of Clause)


                                   Page G - 3
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
RFP3-085970                                                            Section G


G.4   CONTRACTOR REQUESTS FOR GOVERNMENT-OWNED EQUIPMENT
      (NES 18-52.245-70) (JULY 1997)

      (a) "Equipment" as used in this clause, means commercially available items capable of stand-alone use, including those to be acquired for incorporation into special test equipment or special tooling.

      (b) (1) Upon determination of need for any Government-owned equipment item for performance of this contract the Contractor shall provide to the Contracting Officer a written request justifying the need for the equipment and the reasons why Contractor-owned property cannot be used, citing the applicable FAR or contract authority for use of Government-owned equipment. Equipment being acquired as a deliverable end item listed in the contract or as a component for incorporation into a deliverable end item listed in the contract is exempt from this requirement.

            (2) The Contractor's request shall include a description of the item in sufficient detail to enable the Government to screen its inventories for available equipment or to purchase equipment. For this purpose, the Contractor shall (i) prepare a separate DD Form 1419, DOD Industrial Plant Equipment Requisition, or equivalent format for each item requested and (ii) forward it through the Contractor Officer to the Industrial Property Officer at the cognizant NASA installation at least 30 days in advance of the date the Contractor intends to acquire the item. Multiple units of identical items may be requested on a single form. Instructions for preparing the DD Form 1419 are contained in NASA FAR Supplement 1845.7102. If a certificate of nonavailability is not received within that period, the Contractor may proceed to acquire the item, subject to having obtained Contractor Officer consent if required, and having complied with any other applicable provisions of this contract.

      (c) Contractors who are authorized to conduct their own screening using the NASA Equipment Management System (NEMS) and other Government sources of excess property shall provide the evidence of screening results with their request for Contracting Officer consent Requests to purchase based on unsuitability of items found shall include rationale for the determined unsuitability.

                                 (End of Clause)


                                   Page G - 4
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
RFP3-085970                                                            Section G


G.5   INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY
      (NFS 18-52.245-71) (JULY 1997)

      (a) The Government property described in the clause at 18-52.245-77, List of Installation Provided Property and Services, shall be made available to the Contractor on a no-charge basis for use in performance of this contract. This property shall be utilized only within the physical confines of the NASA installation that provided the property. Under this clause, the Government retains accountability for, and title to, the property, and the Contractor assumes the following user responsibilities:

      See NASA Procedures and Guidance (NPG) 4200.1 'NASA Equipment Management Manual', NPG 4200.2 'NASA Equipment Management User's Guide or Property Custodians', NPG 4300.1 'NASA Personal Property Disposal', and NPG 4310.4 'Identification and Disposition of NASA Artifacts' for applicable user responsibilities."

      The Contractor shall establish and adhere to a system of written procedures for compliance with these user responsibilities. Such procedures must include holding employees liable, when appropriate, for loss, damage, or destruction of Government property.

      (b) (1) The official accountable recordkeeping, physical inventory, financial control, and reporting of the property subject to this clause shall be retained by the Government and accomplished by the installation Supply and Equipment Management Officer (SEMO) and Financial Management Officer. If this contract provides for the Contractor to acquire property, title to which will vest in the Government the following additional procedures apply:

                  (i) The Contractor's purchase order shall require the vendor to deliver the property to the installation central receiving area;

                  (ii) The Contractor shall furnish a copy of each purchase order, prior to delivery by the vendor, to the installation central receiving area:

                  (iii) The Contractor shall establish a record of the property as required by FAR 45.5 and 1845.5 and furnish to the Industrial Property Officer a DD Form 1149 Requisition and Invoice/Shipping Document (or installation equivalent) to transfer accountability to the Government within 5 working days after receipt of the property by the Contractor. The Contractor is accountable for all Contractor-acquired property until the property is transferred to the Government's accountability.


                                   Page G - 5
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
RFP3-085970                                                            Section G


                  (iv) Contractor use of Government property at an off-site location and off-site subcontractor use require advance approval of the Contractor Officer and notification of the SEMO. The Contractor shall assume accountability and financial reporting responsibility for such property. The Contractor shall establish records and property control procedures and maintain the property in accordance with the requirements of FAR Part 45.5 until its return to the installation.

      (2) After transfer of accountability to the Government the Contractor shall continue to maintain such internal records as are necessary to execute the user responsibilities identified in paragraph (a) and document the acquisition, billing, and disposition of the property. These records and supporting documentation shall be made available, upon request to the SEMO and any other authorized representatives of the Contracting Officer.

                                 (End of Clause)

G.6 LIABILITY FOR GOVERNMENT PROPERTY FURNISHED FOR REPAIR OR OTHER SERVICES (NFS 18-52.245-72) (MAR 1989)

      (a) This clause shall govern with respect to any Government property furnished to the Contractor for repair or other services that is to be returned to the Government. Such property, hereinafter referred to as "Government property furnished for servicing," shall not be subject to any clause of this contract entitled Government-Furnished Property or Government Property.

      (b) The official accountable record keeping and financial control and reporting of the property subject to this clause shall be retained by the Government. The Contractor shall maintain adequate records and procedures to ensure that the Government property furnished for servicing can be readily accounted for and identified at all times while in its custody or possession or in the custody or possession of any subcontractor.

      (c) The Contractor shall be liable for any loss or destruction of or damage to the Government property furnished for servicing (1) caused by the Contractor's failure to exercise such care and diligence as a reasonable prudent owner of similar property would exercise under similar circumstances, or (2) sustained while the property is being worked upon and directly resulting from that work, including, but not limited to, any repairing, adjusting, inspecting, servicing, or maintenance operation. The Contractor shall not be liable for loss or destruction of or damage to Government property furnished for servicing resulting from any other cause except to the extent that


                                   Page G - 6
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
RFP3-085970                                                            Section G


the loss, destruction, or damage is covered by insurance (including sell-insurance funds or reserves).

      (d) In addition to any insurance (including self-insurance funds or reserves) carried by the Contractor and in effect on the date of this contract affording protection in whole or in part against loss or destruction of or damage to such Government property furnished for servicing, the amount and coverage of which the Contractor agrees to maintain, the Contractor further agrees to obtain any additional insurance covering such loss, destruction, or damage that the Contracting Officer may from time to time require. The requirements for this additional insurance shall be effected under the procedures established by the FAR 52.243 changes clause of this contract.

      (e) The Contractor shall hold the Government harmless and shall indemnify the Government against all claims for injury to persons or damage to property of the Contractor or others arising from the Contractor's possession or use of the Government property furnished for servicing or arising from the presence of that property on the Contractor's premises or property.

                                 (End of Clause)

G.7   LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES
      (NFS 18-52.245-77) (JUL 1997)(LeRC MODIFICATION)(LeRC 52.245-106)
      (AUG 1997)

      In accordance with the Installation-Accountable Government Property clause of this contract, the Contractor is authorized use of the types of property and services listed below, to the extent they are available, while on-site at the NASA installation.

      (a) Office space, work area space, and utilities. The Contractor shall use Government telephones for official purposes only. Pay telephone stations are available for the convenience and use of employees in making unofficial calls, both local and long distances.

      (b) General- and special-purpose equipment including office furniture.

            (1) Equipment to be made available to the Contractor for use in performance of this contract on-site and at such other locations as approved by the Contracting Officer is listed in Section J, Attachment B. The Government retains accountability for this property under the Installation-Accountable Government Property clause, regardless of its authorized location.

            (2) If the Contractor acquires property as a direct cost under this contract, this property also shall become accountable to the Government upon its entry


                                   Page G - 7
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
RFP3-085970                                                            Section G


into the NASA Equipment Management System (NEMS) in accordance with the property reporting requirements of this contract.

            (3) The Contractor shall not bring on-site for use under this contract any property owned or leased by the Contractor, or other property that the Contractor is accountable for under any other Government contract, without the Contracting Officer's prior written approval.

      (c)   Supplies from stores stock.

      (d)   Publications and blank forms stocked by the installation.

      (e)   Safety and fire protection for Contractor personnel and facilities.

      (f)   Installation services facilities:

                  Library
                  Credit Union
                  Day Care
                  Exchange Store (PX)
                  Learning Center
                  Visitor Information Center
                  Cafeteria

      (g)   Fitness Center facilities under the following conditions:

            (1) Applications shall be submitted to, and shall be processed by, the support service contractor currently operating the Fitness Center for the Government.

            (2) The procedure for receiving and processing applications, obtaining a medical authorization from a licensed physician, and selection of applications for participation will be similar to the procedure for Government employees.

            (3) All individuals applying for participation shall sign a statement waiving the Government from any liability for personal injury during participation in Fitness Center activities.

      (h) In all instances of severe injury, or sudden life threatening illness (e.g. heart attack), the Emergency Medical Technician Squad shall be summoned immediately, by dialing 911. Referrals to tertiary care centers and for private physicians will be made in cases requiring long term follow-up, or when specific services required are unavailable on-site.


                                   Page G - 8
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
RFP3-085970                                                            Section G


            (i) Cafeteria privileges for Contractor employees during normal operating hours.

            (j) Building maintenance for facilities occupied by Contractor personnel.

            (k) Moving and hauling for office moves, movement of large equipment, and delivery of supplies. Moving services shall be provided on-site, as approved by the Contracting Officer.

            (l) The user responsibilities of the Contractor are defined in paragraph (a) of the Installation-accountable Government Property clause.

                                 (End of Clause)

G.8   CONTRACTOR-FURNISHED TOOLS, EQUIPMENT AND MATERIAL

The Contractor shall provide all the necessary tools, equipment and materials to perform the services outlined in the Statement of Work to the extent they are not otherwise provided by the Government

When applicable to any of the Statement of Work tasks, direct-charge costs for materials, replacement equipment, repair parts, and components shall be allowable, provided the Contractor is authorized by the Contracting Officer or his authorized representative to acquire such items in accordance with the procedures outlined in the Statement of Work.

                                 (End of Clause)

G.9   OPTION TO PURCHASE CONTRACTOR EQUIPMENT (NOV 1996)

At the end of the contract period of performance, the Contractor grants the Government options for the following: (1) The Contractor agrees to sell any Contractor-owned property used in performance of this contract to a successor Contractor at its depreciated value based on the Contractor's depreciation schedule; or (2) The Contractor agrees to sell any Contractor-owned property used in performance of this contract to the Government at its depreciated value based on the Contractor's depreciation schedule; or (3) The Contractor agrees to utilize the depreciated property on a follow-on contract if the Contractor is the successor Contractor; or (4) the Contractor will sell the property for fair market value within ninety (90) days after the end of the period of performance and will credit the contract for the amount of any excess of the sale price minus the depreciated value and selling expenses. The


                                   Page G - 9
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section G


Government may exercise one of the above options by unilateral modification issued to the Contractor not later than thirty (30) days after the end of the contract period of performance.

                                 (End of Clause)

G.10  NASA PATENT REPRESENTATIVE
      (LeRC 52.227-106) (MAR 1988)

Reports, invention disclosures, etc., required under the Patent Rights clause of this contract to be submitted to NASA Patent Counsel shall be directed to the following named representative:

                  NASA Lewis Research Center
                  Patent Counsel, Mail Stop Le-Law
                  21000 Brookpark Road
                  Cleveland, OH 44135

                                 (End of Clause)

G.11  RIGHTS IN DATA
      (LERC 52.227-90) (JAN 1987)

The data required in Item (TBD) is defined as "unlimited rights data" in accordance with the "Rights in Data - General" clause of this contract.

                                 (End of Clause)

G.12  SUBMISSION OF INVOICES FOR FIRM FIXED PRICE TASK ORDERS
      (NOV 1996)

The Contractor shall submit an invoice (original and two duplicate originals) for payment of firm fixed price task orders no more frequently than monthly. The invoice shall reference the task order number on the "Order for Supplies or Services" (form 347) which sets forth the available funding (see clause B.4, Contract Funding). The invoice shall identify each task order as a separate line item.


                                   Page G - 10
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
RFP3-085970                                                            Section G


INVOICES FOR FIXED PRICE SHALL BE SUBMIITITED TO:

Financial Management Division
NASA Lewis Research Center
Mail Stop 500-303
21000 Brookpark Road
Cleveland, OH 44135-3191

                                 (End of Clause)

G.13  SUBMISSION OF VOUCHERS FOR COST REIMBURSABLE TASK ORDERS

      (a) Cost vouchers for payment of cost-reimbursement task orders shall include a reference to this contract and task order number on the "order for supplies or services" (Form 347) which sets forth the available funding (see Clause B.3 Contract Funding). Public vouchers for payment shall be forwarded to your cognizant DCAA office. This is the designated billing office for cost vouchers for purposes of the Prompt Payment clause of this contract.

      (b) Cost vouchers, as submitted through DCAA, shall be accompanied by 2 copies of the NASA Form 533 designated to be delivered to the Cost Accounting and Commercial Payments Branch as set forth in the Attachment H, entitled "Individual Task Reporting Requirements" in Section J of this contract.

      (c) The Contractor shall prepare vouchers identifying all cost (including G&A, COM, OH, etc.) for each task order as a separate line item as follows:

            (1) One original Standard Form (SF) 1034, SF 1035 or equivalent Contractor's attachment.

            (2) Seven copies of SF 1034A, or equivalent Contractor's attachment.

            (3) The Contractor shall mark SF1034A copies 1,2,3,4 and such other copies as may be directed by the Contracting Officer by insertion in the memorandum block the names and addresses as follows:

                  (i)   Copy 1 - NASA Contracting Officer;
                  (ii)  Copy 2 - DCAA Auditor;
                  (iii) Copy 3 - Contractor;
                  (iv)  Copy 4 - Contract administration office, if delegated


                                   Page G - 11
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
RFP3-085970                                                            Section G


      (d) Fee vouchers for payment of fee shall be prepared similarly identifying each Task as a separate line item in accordance with 18-52.216-76, "Award Fee for Service Contracts" and be forwarded to:

                  NASA Lewis Research Center
                  Cost Accounting and Commercial Payment Branch
                  Mail Stop 500-303
                  21000 Brookpark Road
                  Cleveland, OH 44135

This is the designated billing office for fee vouchers for purposes of the Prompt Payment clause of this contract.

      (e) In the event that amounts are withheld from payment in accordance with provisions of this contract, a separate voucher for the amount withheld will be required before payment for that amount may be made.

                                 (End of Clause)

G.14  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)
      (LeRC 52.242-92)

A Contracting Officer's Technical Representative (COTR) will be delegated under this contract pursuant to the clause at 18-52.242-70 entitled "Technical Direction." The Contractor will receive a copy of this delegation at the time of award of any contract or shortly thereafter. This delegation will take place on a NASA Form 1634 and will list not only the COTR delegated, but also his/her duties and responsibilities. Throughout this solicitation/contract there may be references made to a variety of different titles, including "NASA Project Manager," "NASA Technical Monitor," and "NASA Contract Monitor;" unless specifically stated otherwise, these refer to the COTR. For purposes of monitoring Contractor performance, the COTR may elect to appoint technical representatives (TR) to assemble performance data. Any such appointed will not have authority to direct the Contractor in performing the services.

                                 (End of Clause)

G.15  INDIRECT COST CEILING
      (LeRC 52.231-90) (JAN 1996)

      (a)   Reimbursement Ceiling Rates, Definitions, and Exceptions:


                                   Page G - 12
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section G


            (1) Final payment for Support Labor, Labor Overhead, and General and Administrative (G&A) expenses will be based on the application of the actual audited rate, but not in excess of the following ceilings:

                                                    Ceiling Rates For Contractor
                                                         Fiscal Years (CFY)
Rate Category   Base To Which Rate Applies  CFY 1998     CFY 1999  CFY 2000
-------------   --------------------------  --------     --------  --------

Support Labor   Technical Productive Labor
                Cost                         [ * ]        [ * ]     [ * ]

Labor Overhead  Technical Productive Labor
                Cost                         [ * ]        [ * ]     [ * ]

General and     Total Allowable Cost
Administrative  Excluding "Task Direct
(G&A) Expense   Charges" and Applicable
                G&A Expense.                 [ * ]        [ * ]     [ * ]

            (2) Definitions:

                  (i) "Technical Productive Labor Cost" is the direct cost, without any burdens, of ALL personnel charging directly to task orders EXCLUDING the following personnel and/or functions:

                        (A)   Any Program Manager
                        (B)   Any Department Directors
                        (C)   Any Executive Secretary and
                        (D)   Any Administrative Function

                  (ii) "Program Manager" is the individual who runs the Dynacs organization at LeRC. This person, regardless of title classification, would be responsible for, but not limited to, the directing and carrying on of Dynacs' business and/or affairs as they relate to the overall performance of the contract at LeRC.

                  (iii) "Department Director" are those individuals who are one level below the "Program Manager" and who are entrusted with the overall direction and/or operations of the "technical departments" at LeRC. The "technical departments" are: Aeromechanics, Aerospace Technology, Aeropropulsion Systems, and Space Experiments.

                  (iv) "Executive Secretary" is the individual(s) who to a substantial degree, directly or indirectly, provides the "Program Manager" with secretarial support.


                                   Page G - 13
Contract Administration Data                                            12/17/97

*Confidential information has been omitted and filed separately with the Commission

RFP3-085970                                                            Section G


                  (v) "Administrative Function" is any personnel performing work that benefits and/or is necessary to the overall operation of the contract such as, but not limited to, the areas of payroll, accounting, human resources, property, and contract management.

                  (vi) "Support Labor" is the direct cost without burdens, of the personnel listed in paragraphs two (2) through five (5) above. "Support Labor" also includes ALL OTHER personnel not classified as "Technical Productive Labor Cost" AND not a part of General and Administrative (G&A) Expense.

                  (vii) "Direct Cost" is that cost associated with any personnel who is not in a paid absence status such as, but not limited to, vacation, sick, or holiday leave AND which is properly recorded and charged to the contract in accordance with both your written company policy AND your Government approved accounting system.

                  (viii) "Task Direct Charges" is that cost which is directly chargeable to a task order such as, but not limited to, travel and training directly related to a specific task AND any equipment and material directly related to, and/or necessary for, the performance of a specific task.

            (3)   Exceptions:

                  (i) Increased labor overhead and/or G&A expense costs during the term of this contract that result from such items as statute, court decisions and/or written rulings or regulations by the Internal Revenue Service or other taxing authority may be cause for adjustment of the indirect ceiling affected.

                  (ii) Notwithstanding the above paragraph, in the event that the actual rates exceed their respective ceilings, all costs in excess of the indirect ceilings are not reimbursable under this or any other Government contract.

                  (iii) The Contractor shall advise the Contracting Officer of any planned or approved accounting changes that would impact the subject rates and demonstrate how the changes will impact the negotiated ceilings. The Contracting Officer may agree to change the rate ceilings, if appropriate. Where accounting changes have the effect of moving costs from one expense pool to another that potentially results in a circumvention around a rate ceiling(s), the Contracting Officer shall agree to only those rate ceiling changes that either have no effect on or decrease the net effective cost chargeable to the contract.


                                   Page G - 14
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
RFP3-085970                                                            Section G


      (b)   Provisional Indirect Billing Rates:

The Contractor may submit interim billings based on actual, cumulative pool costs not to exceed the lesser of the ceiling rates per paragraph (a)(l) above or the cognizant Government auditor-approved provisional billing rates.

To prevent substantial over or under payment (except where a ceiling is reached), the provisional billing rates shall be reviewed at least annually by the Contractor. Whenever actual rates are either 1) + or - 2.0% of the current billing rate for "Support Labor" and/or 2) + or - 2.0% of the current billing rate for labor overhead and/or 3) + or - 1.0% of the current billing rate for G&A expense, the Contractor shall propose revisions for the NASA Contracting Officer's approval. Proposed revisions are subject to review by Government auditors.

                                 (End of Clause)

G.16  PAYMENT FOR OVERTIME PREMIUMS
      (FAR 52.222-2) (JUL 1990)

      (a) The use of overtime is authorized under this contract if the overtime premium does not exceed $2,000 AND the overtime premium is paid for work--

            (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment or occasional production bottlenecks of a sporadic nature;

            (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

            (3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

            (4) That will result in lower overall costs to the Government.

      (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall-

            (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other


                                   Page G - 15
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section G


data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

            (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

            (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

            (4) Provide reasons why the required work cannot be performed by using multi-shift operations or by employing additional personnel.

                                 (End of Clause)

G.17  CONTRACT ADMINISTRATION PLAN (NOV 1996)

In order to expedite administration of this contract the following delineation of duties is provided. The individual or position designated as having responsibility should be contacted for any questions, clarifications or information regarding the function assigned:

      (a)   The Contracting Officer for this procurement is:

      Thomas A. Spicer
      Contracting Officer
      NASA-Lewis Research Center
      MS: 500-312
      21000 Brookpark Road
      Cleveland, OH 44135-3191
      Telephone: (216) 433-2762
      Facsimile: (216) 433-5489
      Internet: Thomas.A.Spicer@lerc.nasa.gov

      The Contracting Officer is responsible for:

            (1) All Pre-Award information, questions or data;

            (2) Freedom of Information Act inquiries;

            (3) All matters specified in Federal Acquisition Regulation (FAR)
42.302 and NASA FAR Supplement, except in those areas specifically designated as the responsibility of someone else herein.


                                   Page G - 16
Contract Administration Data                                            12/30/97

RFP3-085970                                                            Section G


      (b) The Contracting Officer's Technical Representative (COTR) for this procurement is:

      Sandra L. Hardy
      Project Manager
      NASA-Lewis Research Center
      MS: 50-3
      21000 Brookpark Road
      Cleveland, OH 44135-3191
      Telephone: (216) 433-2278
      Facsimile: (216) 433-8054
      Internet: Sandra.L.Hardy@lerc.nasa.gov

      The COTR is responsible for:

            (1) All postaward information, questions or data;

            (2) Changes, questions or information regarding scope, terms or conditions of the basic contract document;

            (3) Postaward conference if required;

            (4) Authorization to begin performance;

            (5) Certification of invoices for payment of fixed-priced task orders;

            (6) Issuance of task orders

      (c) The COTR and Technical Representatives (TRs) are the Contract Surveillance Representatives and are responsible for:

      (1)   Quality assurance of services performed and acceptance of services.

      (2) Monitoring of Contractor performance. The TRs will be identified as task orders are issued.

(d)   The Paying Office for this contract is:

      Financial Management Division
      NASA-Lewis Research Center
      MS: 500-303
      21000 Brookpark Road
      Cleveland, OH 44135-3191


                                   Page G - 17
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section G


      (1) The payment office is responsible for payment of proper invoices after acceptance is documented.

                                 (End of Clause)

G.18  NON-FEE/PROFIT BEARING COSTS (NOV 1996)

Fee (on cost-reimbursable tasks) and profit (on fixed-price tasks) shall not be allowed on costs for the acquisition of Government property, including general purpose and special test or tooling equipment, and stores stock.

                                 (End of Clause)

G.19  PAYMENT OF FIXED FEE (FAR 1852.216-75) (DEC 1988)

The fixed fee shall be paid in monthly installments based upon the percentage of completion of work as determined by the Contracting Officer.

                                 (End of Clause)

                                (END OF SECTION)


                                   Page G - 18
Contract Administration Data                                            12/17/97

RFP3-085970                                                            Section H


                                    SECTION H

                          SPECIAL CONTRACT REQUIREMENTS
                          -----------------------------

H.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      NOTICE: The following solicitation provisions and/or contract clauses pertinent to this section are hereby incorporated by reference:

      I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            52-236-9      APR 1984      PROTECTION OF EXISTING VEGETATION,
                                        STRUCTURES, EQUIPMENT, UTILITIES AND
                                        IMPROVEMENTS

      II.   NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            18-52.208-81   AUG 93       RESTRICTIONS ON PRINTING AND DUPLICATING

            18.52.223-70   MAR 97       SAFETY AND HEALTH

            18.52.242-72   AUG 92       OBSERVANCE OF LEGAL HOLIDAYS
                                        (ALTERNATE II) (SEP 89)

                                 (End of Clause)


                                   Page H - 1
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


H.2   SECURITY REQUIREMENTS
      (FAR 52.204-2) (AUG 1996)

      (a) This clause applies to the extent that this contract involves access to information classified "Confidential," "Secret," or "Top Secret."

      (b) The Contractor shall comply with (1) the Security Agreement (DD Form
441), including the "National Industrial Security Program Operating Manual" (DOD 5220.22-M), and (2) any revisions to that manual, notice of which has been furnished to the Contractor.

      (c) If, subsequent to the date of this contract the security classification or security requirements under this contract are changed by the Government and if the changes cause an increase or decrease in security costs or otherwise affect any other term or condition of this contract the contract shall be subject to an equitable adjustment as if the changes were directed under the Changes clause of this contract.

      (d) The Contractor agrees to insert terms that conform substantially to the language of this clause, including this paragraph (d) but excluding any reference to the Changes clause of this contract in all subcontracts under this contract that involve access to classified information.

                                 (End of Clause)

H.3   SECURITY REQUIREMENTS FOR CONTRACTOR EMPLOYEES

The Contractor will coordinate with the COTR five (5) working days prior to the release of a contractor employee. Badges will be retrieved on the employee's last work day.

                                 (End of Clause)

H.4   SECURITY CLASSIFICATION REQUIREMENTS
      (NASA 18-52.204-75) (SEPTEMBER 1989)

Performance under this contract will involve access to and/or generation of classified information, work in a security area, or both up to the level of Secret.


                                   Page H - 2
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
RFP3-085970                                                            Section H


See Federal Acquisition Regulation clause 52.204-2 in this contract and DD Form 254, Contract Security Classification Specification, Section J. Attachment D.

                                 (End of Clause)

H.5 SECURITY REQUIREMENTS FOR UNCLASSIFIED AUTOMATED INFORMATION RESOURCES (NFS 1852.204-76) (SEP 1993) (LeRC MODIFICATION) (JAN 1997)

      (a) The Contractor shall comply with the requirements outlined in the current NASA Policy directive 2810.1, NASA Procedures and Guidance 2810.1 and OHM A-130, Appendix III incorporated herein by reference. Copies may be obtained from the Lewis Security Management Office (M.S. 21-5).

      (b) In addition to complying with any functional and technical security requirements set forth in the schedule and clauses of this contract, the contractor shall obtain special identification, as required by the Program Manager or the Functional Organization Computer Security Official, for its personnel who need unescorted or unsupervised physical or electronic access to the following limited or controlled areas, systems, programs and/or data:

___TDB_____[List areas, systems, programs and/or data]__________

________________________________________________________________

________________________________________________________________

________________________________________________________________

________________________________________________________________

The Lewis Computer Security Manager will coordinate NASA Security policy and guidelines applicable to each contractor through the appropriate Project Computer Security personnel.

      (c) The Contractor's employees may be required to sign a computer access user agreement before they are granted access to such areas, systems, programs and/or data. It is the responsibility of the Contractor to ensure that its employees sign the required access to the systems for any period exceeding six months, the Contractor shall ensure that theft employee promptly sign the appropriate access termination statement, and that the employee promptly returns all access codes, cards, devices, identification codes, and passwords to the appropriate Government personnel.


                                   Page H - 3
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
RFP3-085970                                                            Section H


      (d) The Contractor shall ensure that all employees granted access to Federal computer systems receive annual training in computer security. Any course materials and/or instructors, if necessary, will be provided by the Government. Scheduling and administration of the training shall be arranged by the Contractor and coordinated through the appropriate Program Computer Security personnel. The Contractor shall provide a statement to the Lewis Center Computer Security Manager (CCSM) not less than annually that the training has been conducted for all employees with access to Federal Automated Information Resources.

      (e) Any breach of this clause or the contract shall be promptly reported to the Contracting Officer.

      (f) The Contractor shall incorporate this clause in all subcontracts where the requirements identified in this clause are applicable to the performance of the subcontract.

                                 (End of Clause)

H.6   KEY PERSONNEL AND FACILITIES
      (NASA 18-52.235-71) (MARCH 1989)

      (a) The personnel and/or facilities listed below (or specified in the contract Schedule) are considered essential to the work being performed under this contract. Before removing, replacing, or diverting any of the listed or specified personnel or facilities, the Contractor shall (1) notify the Contracting Officer reasonably in advance and (2) submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this contract.

      (b) The Contractor shall make no diversion without the Contracting Officer's written consent; provided that the Contracting Officer may ratify in writing the proposed change, and that ratification shall constitute the Contracting Officer's consent required by this clause.

      (c) The list of personnel and/or facilities (shown below or as specified in the contract Schedule) may, with the consent of the Contracting parties, be amended from time to time during the course of the contract to add or delete personnel and/or facilities


                                   Page H - 4
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H

             Personnel         Tide
             ---------         ----
             Ed Tribble        General Manager

                                 (End of Clause)

H.7   PENSION PORTABILITY
      (NFS 18-52.237-71) (JAN 1997)

      (a) In order for pension costs attributable to employees assigned to this contract to be allowable costs under this contract, the plans covering such employees must:

            (1) Comply with all applicable Government laws and regulations;

            (2) Be a defined contribution plan, or a multiparty defined benefit plan operated under a collective bargaining agreement. In either case, the plan must be portable, i.e., the plan follows the employee, not the employer;

            (3) Provide for 100 percent employee vesting at the earlier of one year of continuous employee service or contract termination; and

            (4) Not be modified, terminated, or a new plan adopted without the prior written approval of the cognizant NASA Contracting Officer.

      (b) The Contractor shall include paragraph (a) of this clause in subcontracts for continuing services under a service contract if:

            (1) The prime contract requires pension portability;

            (2) The subcontracted labor dollars (excluding any burdens or profit/fee) exceed $2,500,000 and ten percent of the total prime contract labor dollars (excluding any burdens or profit/fee); and

            (3) Either of the following conditions exists:

                  (i) There is a continuing need for the same or similar subcontract services for a minimum of five years (inclusive of options), and


                                   Page H - 5
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


if the subcontractor changes, a high percentage of the predecessor subcontractor's employees are expected to remain with the program; or

                  (ii) The employees under a predecessor subcontract were covered by a portable pension plan, a follow-on subcontract or a subcontract consolidating existing services is awarded, and the total subcontract period covered by the plan covers a minimum of five years (including both the predecessor and successor subcontracts).

                                 (End of Clause)

H.8   CONTRACTORS' DUTIES AND RESPONSIBILITIES ON-SITE
      (LeRC 52.209-90) (OCT 1995)

      I.    BADGES

                  All Contractor personnel having a need to enter areas of the Lewis Research Center or Plum Brook Station shall have an identification badge or pass. This badge or pass shall be obtained at the entrance of the Lewis Research Center or Plum Brook Station. In addition to the requirements contained herein, the Contractor shall comply with LeRC management instruction LMZI 1900.3, Managing Conduct Issues Affecting the Center, incorporated herein by reference and made a part hereof.

                  Resident Contractors (picture badged employees)

            (1) The on-site company supervisor will notify the Main Gate Badge Clerk at PABX 3-2206 when a new employee is reporting to work. The Badge Clerk will give the company supervisor specific instructions as to how the new employee will be badged, photographed, fingerprinted, etc.

            (2) When an employee terminates and/or resigns employment, the company supervisor will issue to the employee NASA Form C-10087, Non-NASA Separation Clearance Record. The company supervisor or his designee will be responsible for making an inquiry of all offices listed on the form to see if the employee has any outstanding Government items. The employee will then take this form to all offices that list he/she has outstanding items. The employees last stop is for the return of their Government issued ID. badge.


                                   Page H - 6
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


            (3) Company supervisors are to ensure that the terminated and/or resigned employee has returned his/her badge to the Main Gate Badge Clerk. Final clearance of a Contractor upon completion of a contract will depend in part upon accounting for all badges issued to employees during the performance of the contract. It should be recognized that security badges are Government property and any alteration or misuse of these badges may be prosecuted as a violation of
Section 499, Title 18, U.S. Code.

            Non-Resident Contractors (non-picture badged employees)

            (1) The Contractor's on-site supervisor shall comply with the Badge and Property Regulations (NASA Form C-421) a copy of which will be given the Contractor's supervisors at the time of the Construction Site Showing. The Badge and Property Regulations are quoted below:

                  (A) The following regulations have been adopted governing the control of Contractor's Badges at the Lewis Research Center.

                        1. Ensure that each company employee is in possession of NASA Form C-9975 prior to reporting to work for badging purposes. Employees not in possession of the above mentioned for will be delayed at the gate until such time as the company supervisor/foreman or his representative reports to the Main Gate with the appropriate paperwork for badging.

                        2. Report lost badges immediately.

                        3. Upon termination of duties, each employee's badge will be collected and returned to the Main Gate Sergeant by the Contractor supervisor/foreman. Final clearance of a Contractor upon completion of a contract will depend in part upon the accounting for all badges issued to employees during the performance of the contract. It should be recognized that security badges are Government property and any alteration or misuse of these badges may be prosecuted as a violation of Section 499, Title 18, U.S. Code.

II.   NASA-OWNED PROPERTY

      1. The term "NASA-Owned Property" refers to all controlled (tagged) and non-tagged equipment library property, security badges, computer passwords and other property furnished by the Government during the course of the contract.


                                   Page H - 7
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


      2. The Contractor shall ensure that all NASA-Owned property issued to its employees is returned and in satisfactory condition upon termination of an employee's duties. In cases where accountability for the property is transferred from one employee to another, Equipment Services Office of the Logistics and Technical Information Division must be notified. At the completion of the Government contract, all property will be returned, and the contract value will be adjusted for any property not accounted for.

      3. When access to Federal computer systems has been granted, the Contractor shall ensure that its employees comply with the clause of the contract entitled "SECURITY REQUIREMENTS FOR UNCLASSIFIED INFORMATION RESOURCES (NFS 18-52.204-76) LeRC MODIFICATION (APRIL 1991)".

III.  EMERGENCIES

      1. The Contractor shall ensure that its employees are informed that Emergency, Fire, Medical, Safety, and Security assistance can be summoned by Dialing "911" on the Center's PABX telephone system. Emergencies are defined as incidents involving serious personal injury or damage that causes a possible hazardous condition, or any incidents that require immediate attention of the Plant Protection Department or Security. All other medical treatment is the responsibility of the Contractor.

      2. For incidents not classified as an emergency, contractor personnel shall be instructed to immediately notify the Contracting Officer's Technical Representative (COTR), Extension 3-2278 (rather than dialing "911") in the event of an accident involving either personal injury or damage to property whether public or private, including damage to motor vehicles. They shall cooperate fully with the Government Accident Investigator and the Center Accident Investigation Board. This cooperation shall include interviews at the accident site and/or at a Board meeting.

      3. The Chairman of the appropriate Accident Investigation Board will notify the Contractor through the COTR as to the date and time and location of the Board meeting. The Board meetings will be held between the hours of 8:15 a.m. and 4:45 p.m. regular work days Monday through Friday.

      4. For Contractor duties where continuous manning of posts is mandatory during a work shift, the Contractor shall provide substitute personnel as required for manning these posts during the meeting of the Accident Investigation Boards.


                                   Page H - 8
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


IV.   TRAFFIC

      1. The Contractor agrees to comply, and agrees to require that all of its personnel will comply with all posted traffic signs, signals and instructions of personnel assigned for traffic control and parking purposes and with the provisions of NMI 1600.2 and NHB 1620.3 incorporated herein by reference and made a part hereof.

      2. The Government reserves the right to bar from the Lewis Research Center any Contractor employee who has failed to comply with such signs, signals, instructions and the provisions of NMI 1600.2 and NHB 1620.3. The period of the bar shall be as determined appropriate by the Contracting Officer subject to the provisions of NMI 1600.2 and NHB 1620.3. The Contracting Officer will notify the Contractor in writing, setting forth the name(s) of the affected employees(s) and the time period(s) of the bar(s). No action by the Government in barring any Contractor employee from the Lewis Research Center shall be the basis for any claim whatever by the Contractor under this contract, nor shall it excuse the Contractor from complying with any provision of this contract.

V.    ON-SITE STANDARDS OF CONDUCT

      1. The Contractor's entry onto the Center shall be pursuant to fulfilling its contractual obligations, and any related activities thereto. Contractor personnel gaining access to Lewis facilities are required to certify that they meet the minimum ethical standards for entry onto a Government facility. Falsification of this certification could lead to criminal prosecution.

      2. The Contractor agrees to comply, and agrees to require that all of its personnel will comply with all applicable Federal and State statutes and regulations, NASA Management Instructions (NMI's), Lewis Management Instructions (LMT's), and other regulations pertaining to personal conduct while on-site. Any conduct prejudicial to the efficient operation of the Center shall be cause for removal from the Center.

VI.   PROHIBITION OF FIREARMS

Firearms or weapons of any kind are strictly prohibited at the Lewis Research Center.

VII.  SECURITY INCIDENTS

Theft of Property, Bomb threats, malicious damage and any other threat or violent situations shall be immediately reported to the Security Office.


                                   Page H - 9
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
RFP3-085970                                                            Section H


VIII. PROPERTY PASSES

The Contractor shall comply with the requirements of LMI 4070.1, "Removal of Property From Lewis Research Center by Means Other Than Shipping." In accordance with the LMI, a Property Pass (NASA Form C-702) is required for the removal of all Contractor owned property and equipment and must be presented to the gate guard upon exit. This form can be obtained from the COTR (or designee) or the Lewis employee responsible for the Contractor's presence on the Center premises. This form must contain a complete description of the material/equipment being removed and should be signed by the authorized Government employee. Material relating to a specific contract or purchase order must be identified by insertion of the appropriate contract/purchase order number on the pass by the COTR or designee.

IX.   AFTER-HOUR ACCESS

During normal working hours, 7:00 a.m. to 5:30 p.m. Monday through Friday, the guards at the gates will permit your entrance and departure. At any other time (other than normal hours), advance clearance is required, and may be obtained through the Lewis/Plum Brook COTR or Inspector who will then make the request to the Main Gate Sergeant PABX 3-2204 at Lewis and 3-3221 at Plum Brook. After-hour clearances as approved by the COTR or Inspector are certification to the guards as authority for admittance of a Contractor during off hours, including Saturdays, Sundays, and Holidays.

                                 (End of Clause)

H.9 DETERMINATIONS OF WAGE REASONABLENESS DURING CONTRACT PERFORMANCE AND PRIOR TO EXERCISE OF OPTIONS
      (LeRC 52.215-112) (SEP 1992)

      (a) The Contractor is required to notify the Government at any time during the performance of this contract when a general wage increase is contemplated for any groups of their employees.

                                 (End of Clause)


                                   Page H - 10
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


H.l0  TASK ORDERING PROCEDURES

All services performed under this contract shall be subject to the Task Ordering
Procedures:

All work on the contract will be accomplished through the issuance of performance based task orders.

Individual Task Orders may be either fixed-price or cost reimbursable.

The Contracting Officer's Technical Representative (COTR) or the Alternate COTR will provide a task order statement of work (SOW) and a purchase request (PR) to the contractor for each task order (TO). TOs will only be requested when the work to be performed is within the scope of the SOW of the contract. if the contractor believes the effort is outside the SOW of the contract, the contractor should immediately notify the COTR.

The contractor is to provide an original and one copy of its Task Plan to the COTR within ten days of the receipt of the request. The contractor will also prepare and provide an Optional Form 347 to be used for funding purposes. These documents are to be forwarded to the COTR.

The COTR will forward a copy of the Task Plan to the appointed NASA Technical Representative (TR) for review and approval. (The TR will be a NASA employee appointed by the COTR to monitor the work and assist the COTR. in the performance of his/her duties.) if no corrections are to be made, the COTR. will give the contractor a copy of the Task Plan approval letter (signed by the COTR and TR) and the original Optional Form 347 signed by the Contracting Officer
(CO). Work can only begin after both the receipt of the approval letter and the signed Optional Form 347.

The TO can be amended to increase or decrease the scope of work and/or change the schedule. The same procedures are used.

The approved Task Plan represents the baseline for the Task Order to be used for cost reporting.

At no time can work be performed on a Task Order unless there are funds on the task order to cover the work. If a TO runs out of money at any time, the contractor must stop work.


                                   Page H - 11
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
RFP3-085970                                                            Section H


In the event there is a conflict between the requirements of the Task Order and the Contractor's approved Task Plan, the Task Order will prevail.

If at any time during the performance of a TO, NASA wishes to discontinue work, a Stop Work Order will be issued by the CO.

TASK ORDER RESPONSE FORMAT

The following outline is to be used by the contractor for each Task Order
Response:

Task Order Response
Contractor Name
Contract Number
Task Order Number (with Amendment No., if applicable):
Requester:               Requester Organization Code:
Task Title:

Background: This paragraph provides the background of the Organization performing the work, with a statement of how this work fits into the overall effort work effort of the organization.

Broad Scope of Work: This paragraph describes what is to be accomplished and the primary emphasis of the work.

Specific Work Elements:

Specific Deliverables: Provides dates for the deliverables.

Government Furnished Property:

Personnel Profile: Define the personnel to accomplish the work.

Period of Performance: Include beginning and end dates.


                                   Page H - 12
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


Cost/Price Estimate (Separate page)
Actuals Through (if the response is an amendment)

                         Period by FY

Technical Labor
Support Labor
Labor O/H
Task Direct Charges
     Equipment/Maintenance
     Travel
     Subcontract(s)
     Other Task Direct
G&A
Award Fee/Profit

Total Price
Hours Estimate                 Period by FY

Labor Categories
Actual Hours (if amendment)

Total Labor Hours

Award Fee Scoring Sheet (Separate Page)

                                 (End of Clause)

H.l1  SAFETY AND HEALTH REPORTING REQUIREMENTS
      (LERC 52.223-93) (MAR 1990)

Pursuant to the "SAFETY AND HEALTH (NFS 18-52.223-70)" clause of this contract the following listed topics shall be reported to the Contracting Officer, or designee:


                                   Page H - 13
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


                                                        DELIVER TO:
(a) Accidents, incidents, or exposure resulting         COTR and the
in fatality, lost-time, occupational disease,           Office of
contamination of property, and property loss of         Mission Safety
$25,000 or more. Copies 1 each.                         and Assurance

(b) Mishaps shall be reported and recorded in           COTR
accordance with applicable OSHA regulations on NASA Form 1627, NASA Mishap Report.

(c) Corrective action(s) taken as a result of           COTR
safety infractions as reported on Safety and Health Inspection Report NASA-C-151a.

                                 (End of Clause)

H.12  GOVERNMENT-SPONSORED EDUCATION PROGRAMS
      (LERC 52.237-93) (JUN 1987)

      (a) At any time during the period of this contract the Government may, by written notice, require the Contractor to participate in Government-sponsored education programs. Such notice will be issued by the Contracting Officer to his authorized representative, at least 30 days prior to the required participation. Upon receipt of such notice, the Contractor shall notify his eligible employees of the program, and require and schedule their participation.

      (b) The Contractor will not be required to bear any cost of the conduct of the program, nor will he be required to replace employees while they are participating in the program, unless continuous staffing is required by a specific contract provision. In the latter case, an equitable adjustment to the "Changes" clause of this contract.

      (c) The programs contemplated by this provision are general-interest areas, such as safety, civil rights, equal employment opportunity, etc.

                                 (End of Clause)


                                   Page H - 14
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


H.13  SUBCONTRACTING (LERC 52.244-90) (AUG 1989)

      (a) In the event the Contractor desires to have subcontractors perform any portion of the work covered by this contract, the Contractor is hereby required to submit the name and address of the subcontractor and the category of work they will perform, prior to the start of any field work by the subcontractor.

      (b) The contractor shall also submit prior to the start of any field work by the subcontractor, evidence of the subcontractor's compliance with the insurance requirements as set forth in contract Clause 52.228-5 entitled "INSURANCE - WORK ON A GOVERNMENT INSTALLATION" and Clause 18-52.228-75 entitled "MINIMUM INSURANCE COVERAGE".

      (c) Failure of the Contractor to comply with these requirements will be cause for the Government to bar the subcontractors, singly or collectively, from access to the site of the work; or to stop the work from being performed by such subcontractors, singly or collectively; until the insurance requirements have been complied with. Such stoppage of work will not be considered cause for equitable adjustment for time or money under the applicable clauses of the contract.

                                 (End of Clause)

H.14  FACILITY LEASE ASSIGNMENT (LERC 52.244-91) (OCT 1992)

      (a) Pursuant to the clause 52.244-2, entitled "Subcontracts Under Cost-Reimbursement and Letter Contracts", the Contractor shall submit for written approval by the Contracting Officer, all facility, furniture, ADPE and other applied equipment lease agreements pertaining to any off-site facility where the aggregate amount is $100,000.00 or more inclusive of fee. These agreements are considered to be subcontracts designated for special surveillance.

      (b) The Contractor hereby agrees, at the direction of the Government to assign any and all facility leases, pertaining to contract operation and occupancy to the successful follow-on contractor to this contract The lease shall be assigned within 90 days after receipt of direction by the Government and without further cost or expense to the Government.


                                   Page H - 15
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section H


      (c) The lease shall contain a clause with respect to 'Lease Cancellation Privileges" which will be mutually agreeable to the Contractor and the Government.

      (d) The total of all costs for facilities shall not exceed a total amount of $2,800,000 over the expected 27 months life of this contract.

                                 (End of Clause)

                                (END OF SECTION)


                                   Page H - 16
Special Contract Requirements                                           12/17/97

RFP3-085970                                                            Section I


                                    SECTION I

                                CONTRACT CLAUSES
                                ----------------

I.1   LISTING OF CLAUSES INCORPORATED BY REFERENCE

      This contract incorporates the following clauses by reference to their text in the FAR, with the same force and effect as if they were provided in full text herein. Upon request, the Contracting Officer will make their full text available.

      I.    FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            52.202-1       OCT 1995     DEFINITIONS

            52.203-3       APR 1984     GRATUITIES

            52.203-5       APR 1984     COVENANT AGAINST CONTINGENT FEES

            52.203-6       JUL 1995     RESTRICTIONS ON SUBCONTRACTOR
                                        SALES TO THE GOVERNMENT

            52.203-7       JUL 1995     ANTI-KICKBACK PROCEDURES

            52.203-10      JAN 1997     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
                                        IMPROPER ACTIVITY

            52.203-12      JUNE 1997    LIMITATION ON PAYMENTS TO INFLUENCE
                                        CERTAIN FEDERAL TRANSACTIONS

            52.204-4       JUNE 1996    PRINTING/COPYING DOUBLE-SIDED ON
                                        RECYCLED PAPER

            52.207-5       FEB 1995     OPTION TO PURCHASE EQUIPMENT


                                   Page I - 1
Contract Clauses                                                        12/17/97

RFP3-085970                                                            Section I


            52.209-6       JUL 1995     PROTECTING THE GOVERNMENT'S INTEREST
                                        WHEN SUBCONTRACTING WITH CONTRACTORS
                                        DEBARRED, SUSPENDED, OR PROPOSED FOR
                                        DEBARMENT

            52.211-15      SEP 1990     DEFENSE PRIORITY AND ALLOCATION
                                        REQUIREMENTS

            52.215-2       AUG 1996     AUDIT AND RECORDS--NEGOTIATION

            52.215-27      MAR 1996     TERMINATION OF DEFINED BENEFIT PENSION
                                        PLANS

            52.215-30      SEP 1987     FACILITIES CAPITAL COST OF MONEY

            52.215-33      JAN 1986     ORDER OF PRECEDENCE

            52.215-39      MAR 1996     REVERSION OR ADJUSTMENT OF PLANS FOR
                                        POST RETIREMENT BENEFITS (PRB) OTHER
                                        THAN PENSIONS

            52.215-40      FEB 1995     NOTIFICATION OF OWNERSHIP CHANGES

            52.216-22      OCT 1995     INDEFINITE QUANTITY

            52.219-8       JUN 1997     UTILIZATION OF SMALL, SMALL
                                        DISADVANTAGED, AND WOMEN-OWNED SMALL
                                        BUSINESS CONCERNS

            52.222-1       FEB 1997     NOTICE TO THE GOVERNMENT OF LABOR
                                        DISPUTES

            52.222-3       AUG 1996     CONVICT LABOR

            52.222-4       JUL 1995     CONTRACT WORK HOURS AND SAFETY STANDARDS
                                        ACT - OVERTIME COMPENSATION


                                   Page I - 2
Contract Clauses                                                        12/17/97

RFP3-085970                                                            Section I


            52.222-28      APR 1984     EQUAL OPPORTUNITY PREAWARD CLEARANCE OF
                                        SUBCONTRACTS

            52.222-37      JAN 1988     EMPLOYMENT REPORTS ON SPECIAL DISABLED
                                        VETERANS AND VETERANS OF THE VIETNAM ERA

            52.223-2       APR 1984     CLEAN AIR AND WATER

            52.223-6       JAN 1997     DRUG FREE WORKPLACE

            52.223-10      MAY 1995     WASTE REDUCTION PROGRAM

            52.223-14      OCT 1996     TOXIC CHEMICAL RELEASE REPORTING

            52.224-1       APR 1984     PRIVACY ACT NOTIFICATION

            52.224-2       APR 1984     PRIVACY ACT

            52.225-9       JAN 1996     BUY AMERICAN ACT-- TRADE AGREEMENT ACT -
                                        BALANCE OF PAYMENTS PROGRAM

            52.225-11      OCT 1996     RESTRICTIONS ON CERTAIN FOREIGN
                                        PURCHASES

            52.227-1       JUL 1995     AUTHORIZATION AND CONSENT

            52.227-2       AUG 1996     NOTICE AND ASSISTANCE REGARDING PATENT
                                        AND COPYRIGHT INFRINGEMENT

            52.228-5       JAN 1997     INSURANCE--WORK ON A GOVERNMENT
                                        INSTALLATION

            52.228-7       MAR 1996     INSURANCE--LIABILITY TO THIRD PERSONS

            52.229-3       JAN 1991     FEDERAL, STATE, AND LOCAL TAXES

            52.229-5       APR 1984     TAXES--CONTRACTS PERFORMED IN U.S.
                                        POSSESSIONS OR PUERTO RICO


                                   Page I - 3
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
RFP3-085970                                                            Section I


            52.232-1       APR 1984     PAYMENTS

            52.232-8       MAY 1997     DISCOUNTS FOR PROMPT PAYMENT

            52.232-9       APR 1984     LIMITATION ON WITHHOLDING OF PAYMENTS

            52.232-11      APR 1984     EXTRAS

            52.232-17      JUN 1996     INTEREST

            52.232-18      APR 1984     AVAILABILITY OF FUNDS

            52.232-22      APR 1984     LIMITATION OF FUNDS

            52.232-23      JAN 1986     ASSIGNMENT OF CLAIMS

            52.232-25      JUN 1997     PROMPT PAYMENT

            52.233-1       OCT 1995     DISPUTES

            52.233-3       AUG 1996     PROTEST AFTER AWARD

            52.237-2       APR 1984     PROTECTION OF GOVERNMENT BUILDINGS,
                                        EQUIPMENT, AND VEGETATION

            52.237-3       JAN 1991     CONTINUITY OF SERVICES

            52.242-3       OCT 1995     PENALTIES FOR UNALLOWABLE COSTS

            52.242-13      JUL 1995     BANKRUPTCY

            52.243-1       AUG 1987     CHANGES--FIXED PRICE (ALTERNATE I) (APR
                                        1984)

            52.243-2       AUG 1987     CHANGES--COST-REIMBURSEMENT (ALTERNATE
                                        I) (APR 1984)

            52.244-1       FEB 1995     SUBCONTRACTS (FIXED-PRICE CONTRACTS)

            52.244-5       DEC 1996     COMPETITION IN SUBCONTRACTING


                                   Page I - 4
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
RFP3-085970                                                            Section I


            52.244-6       OCT 1995     SUBCONTRACTS FOR COMMERCIAL ITEMS AND
                                        COMMERCIAL COMPONENTS

            52.245-2       DEC 1989     GOVERNMENT PROPERTY (FIXED-PRICE
                                        CONTRACTS)

            52.245-5       JAN 1986     GOVERNMENT PROPERTY (COST-REIMBURSEMENT,
                                        TIME-AND-MATERIAL, OR LABOR-HOUR
                                        CONTRACTS) (DEV)

            52.246-16      APR 1984     RESPONSIBILITY FOR SUPPLIES

            52.246-25      FEB 1997     LIMITATION OF LIABILITY -- SERVICES

            52.247-63      JAN 1997     PREFERENCE FOR U.S. FLAG AIR CARRIERS

            52.249-2       SEP 1996     TERMINATION FOR CONVENIENCE OF THE
                                        GOVERNMENT (FIXED-PRICE)

            52.249-6       SEP 1996     TERMINATION (COST-REIMBURSEMENT)

            52.249-8       APR 1984     DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)

            52.249-14      APR 1984     EXCUSABLE DELAYS

            52.251-1       APR 1984     GOVERNMENT SUPPLY SOURCES

            52.253-1       JAN 1991     COMPUTER GENERATED FORMS


                                   Page I - 5
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
RFP3-085970                                                            Section I


      II.   NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

            CLAUSE
            NUMBER          DATE                 TITLE
            ------          ----                 -----
            18-52.209-72   DEC 1988     COMPOSITION OF THE CONTRACTOR

            18-52.219-74   SEP 1990     USE OF RURAL AREA SMALL BUSINESSES

            18-52.219-77   JUL 1997     NASA MENTOR-PROTEGE PROGRAM

            18-52.231-70   JUN 1995     PRECONTRACT COSTS

                                 (End of Clause)

I.2   APPROVAL OF CONTRACT

This contract is subject to the written approval of the Procurement Officer and shall not be binding until so approved.

                                 (End of Clause)

I.3 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA (FAR 52.215-41) (JAN 1997) ALTERNATE IV (OCT 1995)

      (a)   Submission of cost or pricing data is not required.

      (b)   Provide information described below:

            See Section L, paragraph 28, form A, A.1, B, C, D and SF 1448.

                                 (End of Clause)


                                   Page I - 6
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

RFP3-085970                                                           Section I


I.4 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (FAR 52.215-42) (JAN 1997)

      (a) Exceptions from cost or pricing data. (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.

            (i) Identification of the law or regulation establishing the price offered. if the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

            (ii) Information on modifications of contracts or subcontracts for commercial items.

                  (A) if (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.

                  (B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include:

                        (1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also


                                    Page I-7
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

RFP3-085970                                                           Section I

explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

                        (2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

                        (3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

                        (4) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. Access does not extend to cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.

      (b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:

            (1) The Contractor shall submit cost or pricing data on Standard Form (SF) 1411, Contract Pricing Proposal Cover Sheet (Cost or Pricing Data Required), with supporting attachments prepared in accordance with Table 15-2 of FAR 15.804-6(b)(2).

            (2) As soon as practical after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.804-4.

                                 (End of Clause)


I.5   LIMITATIONS ON SUBCONTRACTING (FAR 52.219-14) (DEC 1996)

      (a) This clause does not apply to the unrestricted portion of a partial set-aside.

      (b) By submission of an offer and execution of a contract, the Offeror/Contractor agrees that in performance of the contract in the case of a contract for--


                                    Page I-8
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

RFP3-085970                                                           Section I


            (1) Services (except construction). At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.

            (2) Supplies (other than procurement from a nonmanufacturer of such supplies). The concern shall perform work for at least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.

            (3) General construction. The concern will perform at least 15 percent of the cost of the contract not including the cost of materials, with its own employees.

            (4) Construction by special trade contractors. The concern will perform at least 25 percent of the cost of the contract not including the cost of materials, with its own employees.

                                 (End of Clause)


I.6   SECTION 8(a) AWARD (FAR 52.219-17) (DEC 1996)

      (a) By execution of a contract, the Small Business Administration (SBA) agrees to the following:

            (1) To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

            (2) Except for novation agreements and advance payments, delegates to the NASA Lewis Research Center (LeRC) the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

            (3) That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.


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            (4) To notify the LeRC Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

            (5) That the subcontractor awarded a subcontract hereunder shall have the right of appeal from decisions of the cognizant Contracting Officer under the "Disputes" clause of the subcontract.

      (b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

      (c) The offeror/subcontractor agrees that it will not subcontract the performance of any of the requirements of this subcontract to any lower tier subcontractor without the prior written approval of the SBA and the cognizant Contracting Officer of the LeRC.

                                 (End of Clause)


I.7 NOTIFICATION OF COMPETITION LIMITED TO ELIGIBLE 8(a) CONCERNS (FAR 52.219-18) (JAN 1997)

      (a) Offers are solicited only from small business concerns expressly certified by the Small Business Administration (SBA) for participation in the SBA's 8(a) Program and which meet the following criteria at the time of submission of offer--

            (1) SIC code 8731 is specifically included in the Offeror's approved business plan;

            (2) The Offeror is in conformance with the 8(a) support limitation set forth in its approved business plan; and

            (3) The Offeror is in conformance with the Business Activity Targets set forth in its approved business plan or any remedial action directed by the SBA.

      (b) By submission of its offer, the Offeror represents that it meets all of the criteria set forth in paragraph (a) of this clause.


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RFP3-085970                                                           Section I


      (c) Any award resulting from this solicitation will be made to the Small Business Administration, which will subcontract performance to the successful 8(a) offeror selected through the evaluation criteria set forth in this solicitation.

      (d) (1) Agreement A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term "United States" includes its territories and possessions, the Commonwealth of Puerto Rico, the trust territory of the Pacific Islands, and the District of Columbia. If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000, a small business concern may furnish the product of any domestic firm. This subparagraph does not apply in connection with construction or service contracts.

            (2) The Dynacs Engineering Company, Inc., will notify the NASA Lewis Research Center's Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

                                 (End of Clause)


I.8   EQUAL OPPORTUNITY (FAR 52.222-26) (APR 1984) ALTERNATE I (APR 1984)

Notice: The following terms of this clause are waived for this contract:

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

      (a) If, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with subparagraphs (b)(1) through (11) below. Upon request the Contractor shall provide information necessary to determine the applicability of this clause.

      (b) During performing this contract, the Contractor agrees as follows:

            (1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin.


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RFP3-085970                                                           Section I


            (2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to, (i) employment, (ii) upgrading, (iii) demotion, (iv) transfer, (v) recruitment or recruitment advertising, (vi) layoff or termination, (vii) rates of pay or other forms of compensation, and (viii) selection for training, including apprenticeship.

            (3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause.

            (4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

            (5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers' representative of the Contractor's commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

            (6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor.

            (7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. Standard Form 100 (EEO-1), or any successor form, is the prescribed form to be filed within 30 days following the award, unless filed within 12 months preceding the date of award.

            (8) The Contractor shall permit access to its books, records, and accounts by the contracting agency or the Office of Federal Contract Compliance Programs (OFCCP) for the purposes of investigation to ascertain the Contractor's compliance with the applicable rules, regulations, and orders.

            (9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11246, as amended. In addition, sanctions may be


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RFP3-085970                                                           Section I

imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended, the rules, regulations, and orders of the Secretary of Labor, or as otherwise provided by law.

            (10) The Contractor shall include the terms and conditions of subparagraph (b)(1) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

            (11) The Contractor shall take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance; provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States.

      (c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1.

                                 (End of Clause)


I.9 AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA VETERANS (FAR 52.222-35) (APR 1984) ALTERNATE I (APR 1984)

Notice: The following term(s) of this clause are waived for this contract

------------------------------------------

------------------------------------------

------------------------------------------

(a)   Definitions.

      "Appropriate office of the State employment service system," as used in this clause, means the local office of the Federal-State national system of public employment offices assigned to serve the area where the employment opening is to be filled, including the District of Columbia, Guam, Puerto Rico, Virgin Islands, American Samoa, and the Trust Territory of the Pacific Islands.

      "Openings that the Contractor proposes to fill from within its own organization," as used in this clause, means employment openings for which no one outside the Contractor's organization (including any affiliates, subsidiaries, and the parent


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RFP3-085970                                                           Section I


      companies) will be considered and includes any openings that the Contractor proposes to fill from regularly established "recall" lists.

      "Openings that the Contractor proposes to fill under a customary and traditional employer-union hiring arrangement," as used in this clause, means employment openings that the Contractor proposes to fill from union halls, under their customary and traditional employer-union hiring relationship.

      "Suitable employment openings," as used in this clause--

            (1) Includes, but is not limited to, openings that occur in jobs categorized as--

                  (i)   Production and nonproduction;

                  (ii)  Plant and office;

                  (iii) Laborers and mechanics;

                  (iv)  Supervisory and nonsupervisory;

                  (v)   Technical; and

                  (vi) Executive, administrative, and professional positions compensated on a salary basis of less than $25,000 a year; and

            (2) Includes full-time employment, temporary employment of over 3 days, and part-time employment, but not openings that the Contractor proposes to fill from within its own organization or under a customary and traditional employer-union hiring arrangement, nor openings in an educational institution that are restricted to students of that institution.

      (b) General.

            (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against the individual because the individual is a special disabled or Vietnam Era veteran. The Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified special disabled and Vietnam Era veterans without discrimination based upon their disability or veterans' status in all employment practices such as--

                  (i) Employment;


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RFP3-085970                                                           Section I


                  (ii)  Upgrading;

                  (iii) Demotion or transfer;

                  (iv)  Recruitment;

                  (v)   Advertising;

                  (vi)  Layoff or termination;

                  (vii) Rates of pay or other forms of compensation; and

                  (viii) Selection for training, including apprenticeship.

            (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Vietnam Era Veterans' Readjustment Assistance Act of 1972 (the Act), as amended.

      (c) Listing openings.

            (1) The Contractor agrees to list all suitable employment openings existing at contract award or occurring during contract performance, at an appropriate office of the State employment service system in the locality where the opening occurs.

These openings include those occurring at any Contractor facility, including one not connected with performing this contract. An independent corporate affiliate is exempt from this requirement.

            (2) State and local government agencies holding Federal contracts of $10,000 or more shall also list all their suitable openings with the appropriate office of the State employment service.

            (3) The listing of suitable employment openings with the State employment service system is required at least concurrently with using any other recruitment source or effort and involves the obligations of placing a bona fide job order, including accepting referrals of veterans and nonveterans. This listing does not require hiring any particular job applicant or hiring from any particular group of job applicants and is not intended to relieve the Contractor from any requirements of Executive orders or regulations concerning nondiscrimination in employment

            (4) Whenever the Contractor becomes contractually bound to the listing terms of this clause, it shall advise the State employment service system, in each State where it has establishments, of the name and location of each hiring location in the State. As long as the Contractor is contractually bound to these terms and has so


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RFP3-085970                                                           Section I


advised the State system, it need not advise the State system of subsequent contracts. The Contractor may advise the State system when it is no longer bound by this contract clause.

            (5) Under the most compelling circumstances, an employment opening may not be suitable for listing, including situations when (i) the Government's needs cannot reasonably be supplied, (ii) listing would be contrary to national security, or (iii) the requirement of listing would not be in the Government's interest.

      (d) Applicability.

            (1) This clause does not apply to the listing of employment openings which occur and are filled outside the 50 states, the District of Columbia, Puerto Rico, Guam, Virgin Islands, American Samoa, and the Trust Territory of the Pacific Islands.

            (2) The terms of paragraph (c) above of this clause do not apply to openings that the Contractor proposes to fill from within its own organization or under a customary and traditional employer-union hiring arrangement. This exclusion does not apply to a particular opening once an employer decides to consider applicants outside of its own organization or employer-union arrangement for that opening.

      (e) Postings.

            (1) The Contractor agrees to post employment notices stating (i) the Contractor's obligation under the law to take affirmative action to employ and advance in employment qualified special disabled veterans and veterans of the Vietnam era, and (ii) the rights of applicants and employees.

            (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. They shall be in a form prescribed by the Director, Office of Federal Contract Compliance Programs, Department of Labor (Director), and provided by or through the Contracting Officer.

            (3) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of the Act, and is committed to take affirmative action to employ, and advance in employment, qualified special disabled and Vietnam Era veterans.

      (f) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act.


                                    Page I-16
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RFP3-085970                                                           Section I


      (g) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Director to enforce the terms, including action for noncompliance.

                                 (End of Clause)


I.10 AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (FAR 52.222-36) (APR 1984) ALTERNATE I (APR 1984).

Notice: The following term(s) of this clause are waived for this contract:

                         NONE
--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

      (a) General.

            (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against any employee or applicant because of physical or mental handicap. The Contractor agrees to take affirmative action to employ, advance in employment and otherwise treat qualified handicapped individuals without discrimination based upon their physical or mental handicap in all employment practices such as--.

                  (i)   Employment;

                  (ii)  Upgrading;

                  (iii) Demotion or transfer;

                  (iv)  Recruitment;

                  (v)   Advertising;

                  (vi)  Layoff or termination;

                  (vii) Rates of pay or other forms of compensation; and

                  (viii) Selection for training, including apprenticeship.


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RFP3-085970                                                           Section I


            (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Rehabilitation Act of 1973 (29 U.S.C. 793) (the Act), as amended.

      (b) Postings.

            (1) The Contractor agrees to post employment notices stating

                  (i) the Contractor's obligation under the law to take affirmative action to employ and advance in employment qualified handicapped individuals and

                  (ii) the rights of applicants and employees.

            (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. They shall be in a form prescribed by the Director, Office of Federal Contract Compliance Programs, Department of Labor (Director), and provided by or through the Contracting Officer.

            (3) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of Section 503 of the Act and is committed to take affirmative action to employ, and advance in employment, qualified physically and mentally handicapped individuals.

      (c) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act.

      (d) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order in excess of $2,500 unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Director to enforce the terms, including action for noncompliance.

                                 (End of Clause)


I.11  SERVICE CONTRACT ACT OF 1965, AS AMENDED (FAR 52.22241) (MAY 1989)

      (a) Definitions. "Act," as used in this clause, means the Service Contract Act of 1965, as amended (41 U.S.C. 351, et seq.).


                                    Page I-18
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RFP3-085970                                                           Section I


            "Contractor," as used in this clause or in any subcontract, shall be deemed to refer to the subcontractor, except in the term "Government Prime Contractor."

            "Service employee," as used in this clause, means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as these terms are defined in Part 541 of Tide 29, Code of Federal Regulations, as revised. It includes all such persons regardless of any contractual relationship that may be alleged to exist between a Contractor or subcontractor and such persons.

      (b) Applicability. This contract is subject to the following provisions and to all other applicable provisions of the Act and regulations of the Secretary of Labor (29 CFR Part 4). This clause does not apply to contracts or subcontracts administratively exempted by the Secretary of Labor or exempted by 41 U.S.C. 356, as interpreted in Subpart C of 29 CFR Part 4.

      (c) Compensation.

            (1) Each service employee employed in the performance of this contract by the Contractor or any subcontractor shall be paid not less than the minimum monetary wages and shall be furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor, or authorized representative, as specified in any wage determination attached to this contract.

            (2) (i) If a wage determination is attached to this contract, the Contractor shall classify any class of service employee which is not listed therein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination) so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed class of employees shall be paid the monetary wages and furnished the fringe benefits as are determined pursuant to the procedures in this paragraph (c).

                  (ii) This conforming procedure shall be initiated by the Contractor prior to the performance of contract work by the unlisted class of employee. The Contractor shall submit Standard Form (SF) 1444, Request for Authorization of Additional Classification and Rate, to the Contracting Officer no later than 30 days after the unlisted class of employee performs any contract work. The Contracting Officer shall review the proposed classification and rate and promptly submit the completed SF 1444 (which must include information regarding the agreement or disagreement of the employees' authorized representatives or the employees themselves together with the agency recommendation), and all pertinent information to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor. The


                                    Page I-19
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RFP3-085970                                                           Section I


Wage and Hour Division will approve, modify, or disapprove the action or render a final determination in the event of disagreement within 30 days of receipt or will notify the Contracting Officer within 30 days of receipt that additional time is necessary.

                  (iii) The final determination of the conformance action by the Wage and Hour Division shall be transmitted to the Contracting Officer who shall promptly notify the Contractor of the action taken. Each affected employee shall be furnished by the Contractor with a written copy of such determination or it shall be posted as a part of the wage determination.

                  (iv) (A) The process of establishing wage and fringe benefit rates that bear a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from wage determination to wage determination depending on the circumstances. Standard wage and salary administration practices which rank various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon. Guidance may also be obtained from the way different jobs are rated under Federal pay systems (Federal Wage Board Pay System and the General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of any conformable wage rate(s) is the concept that a pay relationship should be maintained between job classifications based on the skill required and the duties performed.

                        (B) In the case of a contract modification, an exercise of an option, or extension of an existing contract, or in any other case where a Contractor succeeds a contract under which the classification in question was previously conformed pursuant to paragraph (c) of this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (i.e., adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase (or decrease, where appropriate) between the wages and fringe benefits specified for all classifications to be used on the contract which are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. Where conforming actions are accomplished in accordance with this paragraph prior to the performance of contract work by the unlisted class of employees, the Contractor shall advise the Contracting Officer of the action taken but the other procedures in subdivision (c)(2)(ii) of this clause need not be followed.

                        (C) No employee engaged in performing work on this contract shall in any event be paid less than the currently applicable minimum wage specified under section (6)(a)(1) of the Fair Labor Standards Act of 1938, as amended.

                  (v) The wage rate and fringe benefits finally determined under this subparagraph (c)(2) of this clause shall be paid to all employees performing in the


                                    Page I-20
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RFP3-085970                                                           Section I


classification from the first day on which contract work is performed by them in the classification. Failure to pay the unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and Hour Division retroactive to the date such class of employees commenced contract work shall be in violation of the Act and this contract.

                  (vi) Upon discovery of failure to comply with subparagraph
(c)(2) of this clause, the Wage and Hour Division shall make a final determination of conformed classification, wage rate, and/or fringe benefits which shall be retroactive to the date such class or classes of employees commenced contract work.

            (3) Adjustment of Compensation. If the term of this contract is more than 1 year, the minimum monetary wages and fringe benefits required to be paid or furnished thereunder to service employees under this contract shall be subject to adjustment after 1 year and not less often than once every 2 years, under wage determinations issued by the Wage and Hour Division.

      (d) Obligation to Furnish Fringe Benefits. The Contractor or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined under subparagraph (c)(2) of this clause by furnishing equivalent combinations of bona fide fringe benefits, or by making equivalent or differential cash payments, only in accordance with Subpart D of 29 CFR Part 4.

      (e) Minimum Wage. In the absence of a minimum wage attachment for this contract, neither the Contractor nor any subcontractor under this contract shall pay any person performing work under this contract (regardless of whether the person is a service employee) less then the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of 1938. Nothing in this clause shall relieve the Contractor or any subcontractor of any other obligation under law or contract for payment of a higher wage to any employee.

      (f) Successor Contracts. If this contract succeeds a contract subject to the Act under which substantially the same services were furnished in the same locality and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of the minimum wage attachment for this contract setting forth such collectively bargained wage rates and fringe benefits, neither the Contractor nor any subcontractor under this contract shall pay any service employee performing any of the contract work (regardless of whether or not such employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in such collective bargaining agreement, to which such employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under such agreement. No Contractor or subcontractor under this contract may be relieved of the foregoing obligation unless the


                                    Page I-21
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RFP3-085970                                                           Section I


limitations of 29 CFR 4.1b(b) apply or unless the Secretary of Labor or the Secretary's authorized representative finds, after a hearing as provided in 29 CFR 4.10 that the wages and/or fringe benefits provided for in such agreement are substantially at variance with those which prevail for services of a character similar in the locality, or determines, as provided in 29 CFR 4.11, that the collective bargaining agreement applicable to service employees employed under the predecessor contract was not entered into as a result of arm's length negotiations. Where it is found in accordance with the review procedures provided in 29 CFR 4.10 and/or 4.11 and Parts 6 and 8 that some or all of the wages and/or fringe benefits contained in a predecessor Contractor's collective bargaining agreement are substantially at variance with those which prevail for services of a character similar in the locality, and/or that the collective bargaining agreement applicable to service employees employed under the predecessor contract was not entered into as a result of arm's length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits. Such determination shall be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law Judge, or the Board of Service Contract Appeals, as the case may be, irrespective of whether such issuance occurs prior to or after the award of a contract or subcontract (53 Comp. Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, such determination shall be effective as of the date of the final administrative decision.

      (g) Notification to Employees. The Contractor and any subcontractor under this contract shall notify each service employee commencing work on this contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to this contract, or shall post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH
1313) shall be posted in a prominent and accessible place at the worksite. Failure to comply with this requirement is a violation of section 2(a)(4) of the Act and of this contract.

      (h) Safe and Sanitary Working Conditions. The Contractor or subcontractor shall not permit any part of the services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the Contractor or subcontractor which are unsanitary, hazardous, or dangerous to the health or safety of the service employees. The Contractor or subcontractor shall comply with the safety and health standards applied under 29 CFR Part 1925.

      (i) Records.

            (1) The Contractor and each subcontractor performing work subject to the Act shall make and maintain for 3 years from the completion of the work, and make them available for inspection and transcription by authorized representatives of the


                                    Page I-22
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RFP3-085970                                                           Section I


Wage and Hour Division, Employment Standards Administration, a record of the following:

                  (i) For each employee subject to the Act--

                        (A) Name and address and social security number;

                        (B) Correct work classification or classifications, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of payments in lieu of fringe benefits, and total daily and weekly compensation;

                        (C) Daily and weekly hours worked by each employee; and

                        (D) Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee.

                  (ii) For those classes of service employees not included in any wage determination attached to this contract, wage rates or fringe benefits determined by the interested parties or by the Administrator or authorized representative under the terms of paragraph (c) of this clause. A copy of the report required by subdivision (c)(2)(ii) of this clause will fulfill this requirement.

                  (iii) Any list of the predecessor Contractor's employees which had been furnished to the Contractor as prescribed by paragraph (n) of this clause.

            (2) The Contractor shall also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division.

            (3) Failure to make and maintain or to make available these records for inspection and transcription shall be a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification to the Contractor, shall take action to cause suspension of any further payment or advance of funds until the violation ceases.

            (4) The Contractor shall permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the worksite during normal working hours.

      (j) Pay Periods. The Contractor shall unconditionally pay to each employee subject to the Act all wages due free and clear and without subsequent deduction


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RFP3-085970                                                           Section I


(except as otherwise provided by law or Regulations, 29 CFR Part 4), rebate, or kickback on any account. These payments shall be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under this Act may not be of any duration longer than semi-monthly.

      (k) Withholding of Payments and Termination of Contract. The Contracting Officer shall withhold or cause to be withheld from the Government Prime Contractor under this or any other Government contract with the Prime Contractor such sums as an appropriate official of the Department of Labor requests or such sums as the Contracting Officer decides may be necessary to pay underpaid employees employed by the Contractor or subcontractor. In the event of failure to pay any employees subject to the Act all or part of the wages or fringe benefits due under the Act, the Contracting Officer may, after authorization or by direction of the Department of Labor and written notification to the Contractor, take action to cause suspension of any further payment or advance of funds until such violations have ceased. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In such event, the Government may enter into other contracts or arrangements for completion of the work, charging the Contractor in default with any additional cost.

      (l) Subcontracts. The Contractor agrees to insert this clause in all subcontracts subject to the Act.

      (m) Collective Bargaining Agreements Applicable to Service Employees. If wages to be paid or fringe benefits to be furnished any service employees employed by the Government Prime Contractor or any subcontractor under the contract are provided for in a collective bargaining agreement which is or will be effective during any period in which the contract is being performed, the Government Prime Contractor shall report such fact to the Contracting Officer, together with full information as to the application and accrual of such wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and a copy of the collective bargaining agreement. Such report shall be made upon commencing performance of the contract, in the case of collective bargaining agreements effective at such time, and in the case of such agreements or provisions or amendments thereof effective at a later time during the period of contract performance such agreements shall be reported promptly after negotiation thereof.

      (n) Seniority List. Not less than 10 days prior to completion of any contract being performed at a Federal facility where service employees may be retained in the performance of the succeeding contract and subject to a wage determination which contains vacation or other benefit provisions based upon length of service with a Contractor (predecessor) or successor (29 CFR 4.173), the incumbent Prime Contractor shall furnish the Contracting Officer a certified list of the names of all service


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RFP3-085970                                                           Section I


employees on the Contractor's or subcontractor's payroll during the last month of contract performance. Such list shall also contain anniversary dates of employment on the contract either with the current or predecessor Contractors of each such service employee. The Contracting Officer shall turn over such list to the successor Contractor at the commencement of the succeeding contract.

      (o) Rulings and Interpretations. Rulings and interpretations of the Act are contained in Regulations, 29 CFR Part 4.

      (p) Contractor's Certification.

            (1) By entering into this contract, the Contractor (and officials thereof) certifies that neither it (nor he or she) nor any person or firm who has a substantial interest in the Contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of the sanctions imposed under section 5 of the Act.

            (2) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract under section 5 of the Act

            (3) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

      (q) Variations, Tolerances, and Exemptions Involving Employment. Notwithstanding any of the provisions in paragraphs (b) through (o) of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions, which the Secretary of Labor, pursuant to section 4(b) of the Act prior to its amendment by Pub. L. 92473, found to be necessary and proper in the public interest or to avoid serious impairment of the conduct of Government business.

            (1) Apprentices, student-learners, and workers whose earning capacity is impaired by age, physical or mental deficiency, or injury may be employed at wages lower than the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Act without diminishing any fringe benefits or cash payments in lieu thereof required under section 2(a)(2) of the Act, in accordance with the conditions and procedures prescribed for the employment of apprentices, student-learners, handicapped persons, and handicapped clients of sheltered workshops under section 14 of the Fair Labor Standards Act of 1938, in the regulations issued by the Administrator (29 CFR Parts 520, 521, 524, and
525).

            (2) The Administrator will issue certificates under the Act for the employment of apprentices, student-learners, handicapped persons, or handicapped clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two acts, authorizing appropriate


                                    Page I-25
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RFP3-085970                                                           Section I


rates of minimum wages (but without changing requirements concerning fringe benefits or supplementary cash payments in lieu thereof), applying procedures prescribed by the applicable regulations issued under the Fair Labor Standards Act of 1938 (29 CFR Parts 520, 521, 524, and 525).

            (3) The Administrator will also withdraw, annul, or cancel such certificates in accordance with the regulations in 29 CFR Parts 525 and 528.

      (r) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they perform when they are employed and individually registered in a bona fide apprenticeship program registered with a State Apprenticeship Agency which is recognized by the U.S. Department of Labor, or if no such recognized agency exists in a State, under a program registered with the Bureau of Apprenticeship and Training, Employment and Training Administration, U.S. Department of Labor. Any employee who is not registered as an apprentice in an approved program shall be paid the wage rate and fringe benefits contained in the applicable wage determination for the journeyman classification of work actually performed. The wage rates paid apprentices shall not be less than the wage rate for their level of progress set forth in the registered program, expressed as the appropriate percentage of the journeyman's rate contained in the applicable wage determination. The allowable ratio of apprentices to journeymen employed on the contract work in any craft classification shall not be greater than the ratio permitted to the Contractor as to his entire work force under the registered program.

      (s) Tips. An employee engaged in an occupation in which the employee customarily and regularly receives more than $30 a month in tips may have the amount of these tips credited by the employer against the minimum wage required by section 2(a)(1) or section 2(b)(1) of the Act, in accordance with section 3(m) of the Fair Labor Standards Act and Regulations 29 CFR Part 531. However, the amount of credit shall not exceed $1.34 per hour beginning January 1, 1981. To use this provision--

            (1) The employer must inform tipped employees about this tip credit allowance before the credit is utilized;

            (2) The employees must be allowed to retain all tips (individually or through a pooling arrangement and regardless of whether the employer elects to take a credit for tips received);

            (3) The employer must be able to show by records that the employee receives at least the applicable Service Contract Act minimum wage through the combination of direct wages and tip credit; and


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RFP3-085970                                                           Section I


            (4) The use of such tip credit must have been permitted under any predecessor collective bargaining agreement applicable by virtue of section 4(c) of the Act.

      (t) Disputes Concerning Labor Standards. The U.S. Department of Labor has set forth in 29 CFR Parts 4, 6, and 8 procedures for resolving disputes concerning labor standards requirements. Such disputes shall be resolved in accordance with those procedures and not the Disputes clause of this contract. Disputes within the meaning of this clause include disputes between the Contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

                                 (End of Clause)


I.12 SERVICE CONTRACT ACT (SCA) MINIMUM WAGES AND FRINGE BENEFITS (FAR 52.222-47) (MAY 1989)

An SCA wage determination applicable to this work has been requested from the U.S. Department of Labor. If an SCA wage determination is not incorporated herein, the bidders/offerors shall consider the economic terms of the collective bargaining agreement (CBA) between the incumbent Contractors Cortez III Service Corporation and International Brotherhood of Teamsters Local 293 and Ozanne Construction Company and International Brotherhood of Teamsters, Chaufeurs, Warehousemen and Helpers of America, Local Union 416. If the economic terms of the collective bargaining agreement or the collective bargaining agreement itself is not attached to the solicitation, copies can be obtained from the Contracting Officer. Pursuant to Department of Labor Regulation, 29 CFR 4.1b and paragraph (g) of the clause at 52.222-41, Service Contract Act of 1965, as amended, the economic terms of that agreement will apply to the contract resulting from this solicitation, notwithstanding the absence of a wage determination reflecting such terms, unless it is determined that the agreement was not the result of arm's length negotiations or that after a hearing pursuant to section 4(c) of the Act, the economic terms of the agreement are substantially at variance with the wages prevailing in the area.

                                 (End of Clause)


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RFP3-085970                                                           Section I


I.13  HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
      (FAR 52.223-3) (JAN 1997) ALTERNATE I (JUL 1995)

      (a) "Hazardous material," as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

      (b) The offeror must list any hazardous material, as defined in paragraph
(a) of this clause, to be delivered under this contract The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material

(If none, insert "None")            Identification No.

-----------------------             ------------------------

-----------------------             ------------------------

-----------------------             ------------------------

      (c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

      (d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

      (e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

      (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.


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RFP3-085970                                                           Section I


      (g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

      (h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

            (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--

                  (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

                  (ii) Obtain medical treatment for those affected by the material; and

                  (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

            (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

            (3) The Government is not precluded from using similar or identical data acquired from other sources.

                  (i) Except as provided in paragraph (i)(2), the Contractor shall prepare and submit a sufficient number of Material Safety Data Sheets (MSDS's), meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous materials identified in paragraph
(b) of this clause.

                        (1) For items shipped to consignees, the Contractor shall include a copy of the MSDS's with the packing list or other suitable shipping document which accompanies each shipment. Alternatively, the Contractor is permitted to transmit MSDS's to consignees in advance of receipt of shipments by consignees, if authorized in writing by the Contracting Officer.

                        (2) For items shipped to consignees identified by mailing address as agency depots, distribution centers or customer supply centers, the Contractor shall provide one copy of the MSDS's in or on each shipping container. If


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

RFP3-085970                                                           Section I


affixed to the outside of each container, the MSDS's must be placed in a weather resistant envelope.

                                 (End of Clause)


I.14  RIGHTS TO PROPOSAL DATA (TECHNICAL)
      (FAR 52.227-23) (JUN 1987)

Except for data contained on pages TBD, it is agreed that as a condition of award of this contract, and notwithstanding the conditions of any notice appearing thereon, the Government shall have unlimited rights (as defined in the "Rights in Data-- General" clause contained in this contract) in and to the technical data contained in the proposal dated TBD, upon which this contract is based.

                                 (End of Clause)


I.15  AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR
      (FAR 52.232-19) (APR 1984)

Funds are not presently available for performance under this contract beyond TBD. The Government's obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond TBD, until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

                                 (End of Clause)


I.16  SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS)
      (FAR 52.244-2) (OCT 1997) ALTERNATE I (AUG 1996)

      (a) "Subcontract" as used in this clause, includes but is not limited to purchase orders, and changes and modifications to purchase orders. The Contractor shall notify the Contracting Officer reasonably in advance of entering into any subcontract if--

            (1) The proposed subcontract is of the cost-reimbursement, time-and-materials, or labor-hour type;


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RFP3-085970                                                           Section I


            (2) The proposed subcontract is fixed-price and exceeds the greater of--

                  (i) The simplified acquisition threshold; or

                  (ii) 5 percent of the total estimated cost of this contract.

            (3) The proposed subcontract has experimental, developmental, or research work as one of its purposes; or

            (4) This contract is not a facilities contract and the proposed subcontract provides for the fabrication, purchase, rental, installation, or other acquisition of special test equipment valued in excess of $25,000 or of any items of facilities.

      (b) (1) In the case of a proposed subcontract that--

                  (i) Is of the cost-reimbursement time-and-materials, or labor-hour type and is estimated to exceed $25,000, including any fee;

                  (ii) Is proposed to exceed $100,000; or

                  (iii) Is one of a number of subcontracts with a single subcontractor, under this contract for the same or related supplies or services that, in the aggregate, are expected to exceed $100,000, the advance notification required by paragraph (a) above shall include the information specified in subparagraph (b)(2) of this clause.

            (2) (i) A description of the supplies or services to be subcontracted.

                  (ii) Identification of the type of subcontract to be used.

                  (iii) Identification of the proposed subcontractor and an explanation of why and how the proposed subcontractor was selected, including the competition obtained.

                  (iv) The proposed subcontract price and the Contractor's cost or price analysis.

                  (v) The subcontractor's current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.


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RFP3-085970                                                           Section I


                  (vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

                  (vii) A negotiation memorandum reflecting--

                        (A) The principal elements of the subcontract price negotiations;

                        (B) The most significant considerations controlling establishment of initial or revised prices;

                        (C) The reason cost or pricing data were or were not required;

                        (D) The extent if any, to which the Contractor did not rely on the subcontractor's cost or pricing data in determining the price objective and in negotiating the final price;

                        (E) The extent to which it was recognized in the negotiation that the subcontractor's cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

                        (F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

                        (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

      (c) The Contractor shall obtain the Contracting Officer's written consent before placing any subcontract for which advance notification is required under paragraph (a) above. However, the Contracting Officer may ratify in writing any such subcontract. Ratification shall constitute the consent of the Contracting Officer.

      (d) If the Contractor has an approved purchasing system and the subcontract is within the scope of such approval, the Contractor may enter into the subcontracts described in subparagraphs (a)(1) and (a)(2) of this clause without the consent of the Contracting Officer.


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RFP3-085970                                                           Section I


      (e) Even if the Contractor's purchasing system has been approved, the Contractor shall obtain the Contracting Officer's written consent before placing subcontracts identified below:

----------------------------------------------

----------------------------------------------

----------------------------------------------

      (f) Unless the consent of approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor's purchasing system shall constitute a determination--

            (1) Of the acceptability of any subcontract terms or conditions;

            (2) Of the allowability of any cost under this contract; or

            (3) To relieve the Contractor of any responsibility for performing this contract.

      (g) No subcontract placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in paragraph 15.404-4(c)(4)(i) of the Federal Acquisition Regulation (FAR).

      (h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

      (i) To facilitate small business participation in subcontracting, the Contractor agrees to provide progress payments on subcontracts under this contract that are fixed-price subcontracts with small business concerns in conformity with the standards for customary progress payments stated in FAR 32.502-1 and 32.504(f), as in effect on the date of this contract. The Contractor further agrees that the need for such progress payments will not be considered a handicap or adverse factor in the award of subcontracts.

      (j) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

                                 (End of Clause)


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

RFP3-085970                                                           Section I


I.17  MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT
      (FAR 52.232-33) (AUG 1996)

      (a) Method of payment. Payments by the Government under this contract, including invoice and contract financing payments, may be made by check or electronic funds transfer (EFT) at the option of the Government. If payment is made by EFT, the Government may, at its option, also forward the associated payment information by electronic transfer. As used in this clause, the term "EFT" refers to the funds transfer and may also include the information transfer.

      (b) Mandatory submission of Contractor's EFT information.

            (1) The Contractor is required, as a condition to any payment under this contract, to provide the Government with the information required to make payment by EFT as described in paragraph (d) of this clause, unless the payment office determines that submission of the information is not required. However, until January 1, 1999, in the event the Contractor certifies in writing to the payment office that the Contractor does not have an account with a financial institution or an authorized payment agent, payment shall be made by other than EFT. For any payments to be made after January 1, 1999, the Contractor shall provide EFT information as described in paragraph (d) of this clause.

            (2) If the Contractor provides EFT information applicable to multiple contracts, the Contractor shall specifically state the applicability of this EFT information in terms acceptable to the payment office.

      (c) Contractor's EFT information. Prior to submission of the first request for payment (whether for invoice or contract financing payment) under this contract, the Contractor shall provide the information required to make contract payment by EFT, as described in paragraph (d) of this clause, directly to the Government payment office named in this contract. If more than one payment office is named for the contract, the Contractor shall provide a separate notice to each office. In the event that the EFT information changes, the Contractor shall be responsible for providing the changed information to the designated payment office(s).

      (d) Required EFT information. The Government may make payment by EFT through either an Automated Clearing House (ACH) subject to the banking laws of the United States or the Federal Reserve Wire Transfer System at the Government's option. The Contractor shall provide the following information for both methods in a form acceptable to the designated payment office. The Contractor may supply this data for this or multiple contracts (see paragraph
(b) of this clause).


                                    Page I-34
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RFP3-085970                                                           Section I


            (1) The contract number to which this notice applies.

            (2) The Contractor's name and remittance address, as stated in the contract and account number at the Contractor's financial agent.

            (3) The signature (manual or electronic, as appropriate), title, and telephone number of the Contractor official authorized to provide this information.

            (4) For ACH payments only:

                  (i) Name, address, and 9-digit Routing Transit Number of the Contractor's financial agent.

                  (ii) Contractor's account number and the type of account (checking, saving, or lockbox).

            (5) For Federal Reserve Wire Transfer System payments only:

                  (i) Name, address, telegraphic abbreviation, and the 9-digit Routing Transit Number for the Contractor's financial agent.

                  (ii) If the Contractor's financial agent is not directly on-line to the Federal Reserve Wire Transfer System and, therefore, not the receiver of the wire transfer payment, the Contractor shall also provide the name, address, and 9-digit Routing Transit Number of the correspondent financial institution receiving the wire transfer payment.

      (e) Suspension of payment.

            (1) Notwithstanding the provisions of any other clause of this contract, the Government is not required to make any payment under this contract until after receipt, by the designated payment office, of the correct EFT payment information from the Contractor or a certificate submitted in accordance with paragraph (b) of this clause. Until receipt of the correct EFT information, any invoice or contract financing request shall be deemed not to be a valid invoice or contract financing request as defined in the Prompt Payment clause of this contract.

            (2) If the UT information changes after submission of correct EFT information, the Government shall begin using the changed EFT information no later than the 30th day after its receipt to the extent payment is made by EFT. However, the Contractor may request that no further payments be made until the changed EFT information is implemented by the payment office. If such suspension would result in a late payment under the Prompt Payment clause of this contract, the Contractor's request


                                    Page I-35
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

RFP3-085970                                                           Section I


for suspension shall extend the due date for payment by the number of days of the suspension.

      (f) Contractor EFT arrangements. The Contractor shall designate a single financial agent capable of receiving and processing the electronic funds transfer using the EFT methods described in paragraph (d) of this clause. The Contractor shall pay all fees and charges for receipt and processing of transfers.

      (g) Liability for uncompleted or erroneous transfers.

            (1) If an uncompleted or erroneous transfer occurs because the Government failed to use the Contractor-provided EFT information in the correct manner, the Government remains responsible for (i) making a correct payment,
(ii) paying any prompt payment penalty due, and (iii) recovering any erroneously directed funds.

            (2) If an uncompleted or erroneous transfer occurs because Contractor-provided EFT information was incorrect at the time of Government release of the EFT payment transaction instruction to the Federal Reserve System, and--

                  (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or

                  (ii) If the funds remain under the control of the payment office, the Government retains the right to either make payment by mail or suspend the payment in accordance with paragraph (e) of this clause.

      (h) EFT and prompt payment.

            (1) A payment shall be deemed to have been made in a timely manner in accordance with the Prompt Payment clause of this contract if, in the EFT payment transaction instruction given to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.

            (2) When payment cannot be made by EFT because of incorrect EFT information provided by the Contractor, no interest penalty is due after the date of the uncompleted or erroneous payment transaction, provided that notice of the defective EFT information is issued to the Contractor within 7 days after the Government is notified of the defective EFT information.


                                    Page I-36
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RFP3-085970                                                           Section I


      (i) EFT and assignment of claims. If the Contractor assigns the proceeds of this contract as provided for in the Assignment of Claims clause of this contract the assignee shall provide the assignee EFT information required by paragraph (d) of this clause. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information which shows the ultimate recipient of the transfer to be other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (e) of this clause.

      (j) Payment office discretion. If the Contractor does not wish to receive payment by EFT methods for one or more payments, the Contractor may submit a request to the designated payment office to refrain from requiring EFT information or using the EFT payment method. The decision to grant the request is solely that of the Government.

      (k) Change of EFT information by financial agent. The Contractor agrees that the Contractor's financial agent may notify the Government of a change to the routing transit number, Contractor account number, or account type. The Government shall use the changed data in accordance with paragraph (e)(2) of this clause. The Contractor agrees that the information provided by the agent is deemed to be correct information as if it were provided by the Contractor. The Contractor agrees that the agent's notice of changed EFT data is deemed to be a request by the Contractor in accordance with paragraph (e)(2) that no further payments be made until the changed EFT information is implemented by the payment office.

                                 (End of Clause)


I.18  CLAUSES INCORPORATED BY REFERENCE
      (FAR 52.252-2) (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request the Contracting Officer will make their full text available.

                                 (End of Clause)


I.19  MINIMUM INSURANCE COVERAGE
      (NASA 18-52.228-75) (OCT 1988)

The Contractor shall obtain and maintain insurance coverage as follows for the performance of this contract:


                                    Page I-37
Contract Clauses                                                        12/17/97

RFP3-085970                                                           Section I


      (a) Worker's compensation and employer's liability insurance as required by applicable Federal and state workers' compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under the employer's liability section of the insurance policy, except when contract operations are so commingled with the Contractor's commercial operations that it would not be practical. The employer's liability coverage shall be at least $100,000, except in States with exclusive or monopolistic funds that do not permit workers' compensation to be written by private carriers.

      (b) Comprehensive general (bodily injury) liability insurance of at least $500,000 per occurrence.

      (c) Motor vehicle liability insurance written on the comprehensive form of policy which provides for bodily injury and property damage liability covering the operation of all motor vehicles used in connection with performing the contract. Policies covering motor vehicles operated in the United States shall provide coverage of at least $200,000 per person and $500,000 per occurrence for bodily injury liability and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal and customary claims.

      (d) Comprehensive general and motor vehicle liability policies shall contain a provision worded as follows:

                  "The insurance company waives any right of subrogation against the United States of America which may arise by reason of any payment under the policy."

      (e) When aircraft are used in connection with performing the contract, aircraft public and passenger liability insurance of at least $200,000 per person and $500,000 per occurrence for bodily injury, other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability bodily injury shall be at least $200,000 multiplied by the number of seats or passengers, whichever is greater.

                                 (End of Clause)


I.20  LIMITATION OF FUNDS (FIXED-PRICE CONTRACT)
      (NASA 18-52.232-77) (MAR 1989)

      (a) Of the total price of items TBD through TBD, the sum of $TBD is presently available for payment and allotted to this contract It is


                                    Page I-38
Contract Clauses                                                        12/17/97

RFP3-085970                                                           Section I


anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule, until the total price of said items is allotted:

                         SCHEDULE FOR ALLOTMENT OF FUNDS

   Date         Amounts

[Insert schedule for allotment of funds]

    TBD
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

      (b) The Contractor agrees to perform or have performed work on the items specified in paragraph (a) above up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and
(g) of that clause would, in the exercise of reasonable judgment by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

      (c) (1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until TBD.

            (2) If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the Contractor is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause will approximate 75 percent of the total amount then allotted to the contract.


                                    Page I-39
Contract Clauses                                                        12/17/97

RFP3-085970                                                           Section I


            (3) (i) The notice shall state the estimated date when the point referred to in subparagraph (2) above will be reached and the estimated amount of additional funds required to continue performance to the date specified in subparagraph (1) above, or an agreed date substituted for it.

                  (ii) The Contractor shall, 60 days in advance of the date specified in subparagraph (1) above, or an agreed date substituted for it advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

            (4) If, after the notification referred to in subdivision (3)(ii) above, additional funds are not allotted by the date specified in subparagraph
(1) above, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor's written request terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.

      (d) When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) above shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

      (e) If, solely by reason of the Government's failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

      (f) The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

      (g) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the items set forth in paragraph (a) above. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.


                                    Page I-40
Contract Clauses                                                        12/17/97

RFP3-085970                                                           Section I


      (h) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

                                 (End of Clause)

                                (END OF SECTION)


                                    Page I-41
Contract Clauses                                                        12/17/97

RFP3-085970                                                           Section J


                PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER
                                   ATTACHMENTS

                                    SECTION J

                               LIST OF ATTACHMENTS
                               -------------------

The following document or lists are available on the internet or included as hard copy in the RFP. Exceptions to this are noted below.

                                                                        No.
Attachment     Description                                             Pages
----------     -----------                                             -----

    A          List of Installation-Provided Government Property        58
               (Available in hard copy in Reading Room)


                                    Page J-1
List of Attachments                                                     12/17/97

RFP3-085970                                                           Section J


                                    SECTION J
                                  ATTACHMENT A

                          LIST OF INSTALLATION-PROVIDED
                               GOVERNMENT PROPERTY
                    (Available in hard copy in Reading Room)


List of Installation-Provided Government Property                       09/29/97

June 11, 1998

To:          Mr. Ed Tribble
From:        Suren Singhal

Subject:     List of SETAR II Deliverables.

Based on Contract # NAS3-98008 Solicitation Offer & Award Document, issued 9-30-97, a preliminary list of SETAR II deliverables follows.

Warning: Although this list should be near complete, it is not based on a thorough study & may have missed some deliverables.

           SETAR II DELIVERABLES - page 1 of xx (A Preliminary List)

                    Task Order Technical & Cost Information

Deliverable                               Due Date    To Whom     Ref. (page #)
-----------                               --------    -------     ------------

Task Order Database                                   COTR & ACOTR      C-7

      Description: Computer Support Services to maintain a comprehensive task order status database. The database shall provide administrative & financial information to track & monitor funding and costing for each task order. The database shall also be capable of award fee score input and data reduction.

Technical Progress Report                             TR                C-7
for each task

      Description: The monthly Technical Progress Report will detail key technical accomplishments, issues, and action items.

Computer Disk containing all                          COTR              C-7
Technical Progress Reports

Cost Report for each task                             TR                C-7

      Description: The monthly Cost Report will contain a detailed cost breakdown by cost element for the current month, fiscal year, and contract to date charges. The report will also reflect funding to date, funding balance, and the current burnrate for the task.

Monthly 533 Report                                                      C-7
Other Reports                                                           C-7

      Description: From time to time, Co or COTR may request special reports which shall be provided.

New Task orders                                       COTR              H-ll&12

      Description: All work on the contract will be accomplished through the issuance of performance based task orders.

      Individual task orders may be either fixed-price or cost reimbursable (10% of total contract tasks limit on fixed-price??)

      Celine, p1. type C from page H-11 & 12.

      Please see pages H-12&13 for Task Order Response Format (attached herewith)

           SETAR II DELIVERABLES - page 2 of xx (A Preliminary List)

                         Cost Reimbursement Information

Deliverable                               Due Date    To Whom     Ref. (page #)
-----------                               --------    -------     ------------

Cost Vouchers                                                           G-1l&12

      Description: (a) Cost vouchers for payment of cost-reimbursement task orders shall include a reference to this contract and task order number on the "Order for Supplies or Services" Form 347 which sets forth the available funding (see Clause B.3 Contract Funding)

      (b) Cost vouchers, as submitted through DCAA, shall be accompanied by 2 copies of the NASA Form 533 designated to be delivered to the Cost Accounting and Commercial Payments Branch as set forth in the Attachment H, entitled "Individual Task Reporting Requirements" in Section J of this contract.

      (c) The contractor shall prepare vouchers identifying all cost (including G&A, COM, OH, etc.) for each task order as a separate line item as follows:

      (1) One original Standard Form (SF) 1034, SF 1035 or equivalent Contractor's attachment.

      (2) Seven copies of SF 1034A, or equivalent Contractor's attachment.

      (3) The contractor shall mark SF1034A copies 1,2,3,4 and such other copies as may be directed by the Contracting Officer by insertion in the memorandum block the names and addresses as follows:

            (i)   Copy 1 - NASA Contracting Officer;
            (ii)  Copy 2 - DCAA Auditor;
            (iii) Copy 3 - Contractor;
            (iv)  Copy 4 - Contract administration office, if delegated

      (d) Fee vouchers for payment of fee shall be prepared similarly identifying each task as a separate line item in accordance with 18-52.216-76, "Award Fee for Service contracts" and be forwarded to:

                        NASA Lewis Research Center
                        Cost Accounting and Commercial Payment Branch Mail Stop 500-303
                        21000 Brookpark Road
                        Cleveland, OH 44135

      This is the designated billing office for fee vouchers for purposes of the Prompt Payment clause of the contract.

      (e) In the event that amounts are withheld from payment in accordance with provisions of this contract, a separate voucher for the amount withheld will be required before payment for that amount may be made.

            SETAR II DELIVERABLES - page 2 of xx (A Preliminary List)

                     Request for Government-Owned Equipment

Deliverable                               Due Date    To Whom     Ref. (page #)
-----------                               --------    -------     ------------

Written Request                           30 days     CO               G-4
                                          before use

      Description: Upon determination of need for any Government-owned equipment item for performance of this contract, the contractor shall provide to CO a written request justifying the need for the equipment and the reasons why contractor-owned property can not be used, citing the applicable FAR or contract authority for use of Government-owned equipment. Equipment being acquired as a deliverable end item listed in the contract or as a component for incorporation into a deliverable end item listed in the contract is exempt from this requirement.

      The contractor's - Celine, p1. insert A from page G-4

            SETAR II DELIVERABLES - page 2 of xx (A Preliminary List)

                          Key Personnel and Facilities

Deliverable                               Due Date    To Whom     Ref. (page #)
-----------                               --------    -------     ------------

Written Justification                     reasonably      CO          H-4
                                          in advance

      Description: Celine, p1. insert B from page H-4

                Contract Ceilings/Surprises/Requirements to Watch

Award Fee/Profit Data:

      o Profit = $?? (page B-2)
      o Max Total Fixed Fee = $?? (page B-2)
      o Max Award Fee Pool = $?? (page B-2)
      o No Fee/Profit on acquisition of govt. property (page G-18)
      o AF plan may be revised unilaterally by govt. prior to beginning of a new rating period (page B-3)
      o Govt. may put AF>85% in a reserve (page B-3)

Contract Data:

      o Contract Minimum = $6M (page B-2)
      o Contract Maximum = $43.760345M (page B-2)
      o Max Fixed Price Contract = 86,940 hours (page B-2)

Cost:

      o Indirect cost ceilings (page G-13)
      o Under/Over billing ceilings (page G-15)
      o Overtime $2K (page G-l5)

Government Owned Equipment:

      o Contractor can buy equipment on task if it is a deliverable or is a component for incorporation into a deliverable. Except for this, need CO approval to get equipment as GOE 30 days prior to need. May buy with CO consent after 30 days if not available as GOE (page G-4).

      o Contractor use of govt. property at off-site locations needs SEMO approval (page G-6).

      o     Contractor Liability (page G-6&7)

      o     Contractor needs approval to take contractor property on-site (page
            G-8)

Patents & Rights in Data:

      Page G-10 and I-30

Personnel Issues:

      o Notify COTR 5 days prior to release of contractor employee. Return badge on last day (page H-2).

      o Any change in certain key personnel and facilities be reported to CO in advance with justification to permit evaluation of impact on contract and to get written consent of CO (page H-4).

      o List of key personnel & facilities may, with govt. consent, be amended from time to time (page H-4)

      o     Employees be informed of 911 for emergencies (page H-8).

      o     Nonemergency accidents be notified to COTR (page H-8)

Reporting:

      o Monthly Technical Progress Report comprised of key technical accomplishments, issues, and action items for each task to TRs and a disk containing all Monthly Progress Reports to COTR within 10 days of closing of accounting month, exception: 30 days only for June, 1998 (page C-7)

      o Monthly Cost Report comprised of cost details for current month, FY, and contract to date charges, funding to date, funding balance, and current burn rate to for each task to TRs and 533M and Administrative & Financial Information Database to COTR within 10 days of closing of accounting month, exception: 30 days only for June, 1998 (page C-7). The CO may direct contractor to submit 533 at a different interval (page G-2).

Security Requirements:

      o     Vision tests, annual training in computer security (pages H-4&8)

Vouchers:

      o Submit invoice for FFP payment no more frequently than monthly (page G-10) and paid monthly (page G-18).

      o     Cost vouchers should include 1034, 1035, and 1034A (page G-ll).

NASA NAS3-98008

Mods & Amendments

Add to Basic contract

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                  PAGE OF PAGES
                                                                                                                         1 of 2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
               1                       11-9-98                             N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE   0616/TAS        7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
NASA Lewis Research Center
Thomas A. Spicer
Services and Construction Branch
21000 Brookpark Road, Mail Stop 500-312
Cleveland, OH 44135-3191

------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |_|  9A.  AMENDMENT OF SOLICITATION NO.

Dynacs Engineering Company Inc.                                                        ---------------------------------------------
2001 Aerospace Parkway                                                                 9B.  DATED (SEE ITEM 11)
Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                  |X|  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                   NAS3-98008
                                                                                       ---------------------------------------------
                                                                                       10B. DATED (SEE ITEM 13)
CODE (PF)(9)                    FACILITY CODE                                                      12-17-98
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
   N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|_|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|X|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

          Mutual Agreement
------------------------------------------------------------------------------------------------------------------------------------
|_|   D.  OTHER (Specify type of modification and authority)


------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor |_| is not, |X| is required to sign this document and return 1 copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

   (1) On October 28, 1998, consent was given to subcontract for assets owned by Federal Data Corporation(FDC). The assets shall be depreciated over the 24 months remaining on the contract using the sum-of-years-digits depreciation method. These assets are subject to clause G.9, "Option to Purchase Contractor Equipment (Nov 1996):

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

KEVIN M. MCQUADE; DIR. BUSINESS & ADMIN                                              Thomas A. Spicer, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED


BY /s/ Kevin M. McQuade                          11-9-98                    BY /s/ Thomas A. Spicer                      11/9/98
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-807030-105                                      30-105                            STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                                                         DUPLICATE ORIGINAL

At the end of the contract period of performance, the contractor grants the Government options for the following: (l) the Contractor agrees to sell any Contractor-owned property used in the performance of this contract to a successor Contractor at its depreciated value based on the Contractor's depreciation schedule; or (2) The Contractor agrees to sell any Contractor-owned property used in performance of this contract to the Government at its depreciated value based on the Contractor's depreciation schedule; or (3) The contractor agrees to utilize the depreciated property on a follow-on contract if the Contractor is the Successor Contractor; or (4) the Contractor will sell the property for fair market value within ninety days after the end of period of performance and will credit the contract for the amount in excess of the sale price minus the depreciated value and selling expenses. The Government may exercise one of the above options by unilateral modification issued to the Contractor not later than thirty (30) days after the end of the contract period of performance.

(2) The following requirements are made a part of The Statement of Work:

(a) "Year 2000 compliant," as used herein, means that the information technology (hardware, software and firmware, including embedded systems or any other electro-mechanical or processor-based systems used in accordance with its associated documentation) accurately processes date and date-related data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology being acquired, properly exchanges date and date-related data with it.

(b) Any information technology provided, operated and/or maintained under this must be Year 2000 compliant. To ensure this result, the Contractor shall provide documentation describing how the information technology (IT) items or services demonstrate Year 2000 compliance.

(c) Milestones for Renovation, Validation and Implementation: Any IT determined to be non-year 2000 compliant shall be replaced, retired, or repaired in accordance with the following schedule:

o "Renovation" includes making and documenting software and hardware changes, developing replacement systems, and decommissioning systems to be retired. The Contractor-must complete renovation of affected software, hardware and firmware by December 31, 1998.

o "Validation includes unit, integration, system, and end-to-end testing for 2000 compliance. The contractor must complete validation and testing of converted or replaced systems into a production environment. The Contractor must complete implementation by March 31, 1999.

o "Implementation includes acceptance testing and integration of converted and replaced systems into a production environment. The contractor must complete implementation by March 31, 1999.

(d) At a minimum, the contractor shall provide documentation, including project plans and status reports, which demonstrate that the Contractor is meeting the milestones listed above.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                  PAGE OF PAGES
                                                                                     NAS3-98008                        1      407
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
  Modification Number Three (03)        7/23/99                         NONE                                 SETAR II
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 7830/Lupson      7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------

     NASA Glenn Research Center
     Services & Construction Branch (M.S. 500-312)
     21000 Brookpark Road
     Cleveland, OH 44135-3191


------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |X|  9A.  AMENDMENT OF SOLICITATION NO.

     Dynacs Engineering Company Inc.                                                   ---------------------------------------------
     2001 Aerospace Parkway                                                            9B.  DATED (SEE ITEM 11)
     Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                       10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                               NAS3-98008
                                                                                       ---------------------------------------------
                                                                                  |X|  10B. DATED (SEE ITEM 13)
CODE                            FACILITY CODE                                                  12/17/97
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
                                                            N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|_|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|X|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

          52.233-1 entitled "Disputes", 52.243-4 entitled "Changes" and mutual agreement
------------------------------------------------------------------------------------------------------------------------------------
|_|   D.  OTHER (Specify type of modification and authority)


------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor |_| is not, |_| is required to sign this document and return __ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    (SEE ATTACHED PAGES)


------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

[ILLEGIBLE]                                                                        Thomas A. Spicer / Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED


BY  Vice President & Program Manager              7/7/99                  BY /s/ Thomas A. Spicer                       7/23/99
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-807030-105                                                                        STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

MODIFICATION NUMBER THREE (3)                                      PAGE 2 OF 407

WHEREAS, The Government has directed and requested certain changes in the contract, and the Contractor has submitted the appropriate proposals for the additional Changes requested; and

WHEREAS, The Parties hereto have negotiated and agreed to an equitable adjustment in the contract;

NOW THEREFORE, In consideration of the premises and of the obligations herein set forth, the parties hereto do mutually agree as follows:

"In Section B of the contract, page B-2 is deleted in its entirety and the attached Section B page B-2/Revised is substituted therefore and made a part hereof;

 In Section 6 of the contract, pages G-13 and G-14 are deleted in their entirety and the attached Section 6 pages G-13/Revised and G-14/Revised is substituted therefor. Pages G-19 through G-26 /Revised are hereby added to Section G and include the contract clauses G.20 "Government Property (52.245-5)", G.21 "Financial Reporting Of NASA Property In The Custody Of
 Contractors(1852.24.5-73)" and G.22 "List Of Government-Furnished Property(1852.245-76)" and are made a part hereof;

 In Section I of the Contract, pages 1-42 through I-50/Revised are hereby added to Section I and include the contract clauses I-21 "Employment Reports On Disabled Veterans and Veterans Of The Vietnam Era(52.222-37)" and I-22 "New Technology (1852.227-70) and are made a part hereof;

 In Section J of the Contract, Section J is deleted in it's entirety and the Attached Section J Revised is substituted therefor and made a part hereof;"

The Period of Performance remains unchanged from June 1,1998 to August 31, 2000.

The Parties hereto acknowledge and agree that any and all claims for equitable adjustment of the contract price and time pursuant to the provisions of the clause(s) 52.243-04 entitled "CHANGES", and 52.233-01 entitled "DISPUTES" and Mutual Agreement are hereby fully satisfied and discharged with respect to this Supplemental Agreement Number Three (3).

                              [END OF MODIFICATION]

                               SECTION B / REVISED

Contract Maximum: The Government issued Task Order(s) under this contract shall not exceed a maximum of $66,797,004 (Cost=$64,795,583; Fee/Profit=$2,001,421)
for the 27 months of performance.

Task Order(s) shall be issued on either a Firm Fixed Price (FFP) basis or on a Cost Reimbursable (CR) basis.

Ten percent of the technical hours (111,065 hours) have the potential of being worked under fixed priced task order(s). The profit will be $2.34/technical hour agreed to at task acceptance. The maximum total fixed fee for 27 months is $259,892.

Ninety percent of the technical hours (999,582 hours) have the potential of being worked under cost plus award fee task order(s).

The Award Fee periods, award fee per technical hour, and the maximum award fee pool is as follows:

Period                        Fee Per Tech. Hour       Maximum Award Fee Pool
------                        ------------------       ----------------------
1      Jun 1/98-Feb 28/99     [                ]       [                     ]
2      Mar 1/99-Aug 31/99     [       *        ]       [         *           ]
3      Sep 1/99-Feb 28/00     [                ]       [                     ]
4      Mar 1/00-Aug 31/00     [                ]       [                     ]

TOTAL

(a) FIRM FIXED PRICE TASK ORDERS

Firm Fixed Price task order(s) shall be issued for work that can be well defined and for which a fair and reasonable price can be obtained. The price is not subject to any adjustment on the basis of contract cost experience.

(b) COST - REIMBURSEMENT TASK ORDERS

Work performed by the contractor shall be reimbursed based upon allowable costs incurred, subject to negotiated limitations.

(c) AWARD FEE

Based upon the Contractor's overall performance, an award fee may be provided to the Contractor. The amount of fee will be determined by the Government. The award fee pool will be divided into two parts. The first part will consider the contract administration and cost control. The second part will consider task order performance.

                                 (End Of Clause)


                               Page B-2 / Revised


* Confidential information has been omitted and filed separately with the Commission.

                               SECTION G / REVISED

(1) Final payment for Distributed Cost, including General and Administrative (G&A) expenses will be based on the application of the actual audited rate, but not in excess of the following ceilings:

--------------------------------------------------------------------------------
RATE             BASE TO WHICH RATE           CFY 1998            CFY 1999
CATEGORY         APPLIES                      JUNE 1 - DEC.31     JAN.1-JUNE 3O
--------------------------------------------------------------------------------
SUPPORT          TECHNICAL PRODUCTIVE
LABOR            LABOR COST                   [  *  ]             [  *  ]
--------------------------------------------------------------------------------
LABOR            TECHNICAL PRODUCTIVE
OVERHEAD         LABOR COST                   [  *  ]             [  *  ]
--------------------------------------------------------------------------------
GENERAL &        TOTAL ALLOWABLE
ADMINISTRATIVE   EXCLUDING TASK DIRECT
EXPENSE                                       [  *  ]             [  *  ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATE CATEGORY      BASE TO WHICH RATE          CFY 1999           CFY 2000
                   APPLIES                     JULY 1 - DEC.31    JAN. 1-AUG.31
--------------------------------------------------------------------------------
DISTRIBUTED        TECHNICAL PRODUCTIVE
COSTS              LABOR COST                 [  *  ]             [  *  ]

--------------------------------------------------------------------------------
GENERAL &          TOTAL ALLOWABLE
ADMINISTRATIVE     EXCLUDING TASK DIRECT &
EXPENSE            APPLICABLE. G&A*           [  *  ]             [  *  ]
--------------------------------------------------------------------------------

*Note: This 4% cap is included in the total ceiling rate of 75%

(2) Definitions:

"Distributed Costs" is the Support Labor, Labor Overhead, ODC's-Facilities, Other ODC's and G&A.

(i) "Technical Productive Labor Cost" is the direct labor cost, without any burdens, of ALL personnel charging directly to task orders, in accordance with the contractors DCAA approved accounting system EXCLUDING the following personnel and/or functions:

                  (A)   Program Manager

                  (B)   Department Directors

                  (C)   Executive Secretary

                  (D)   Support Overhead Labor

(ii) "Program Manager" is the individual who runs the Dynacs organization at GRC. This person, regardless of title classification, would be responsible for the directing and carrying on of Dynacs' business and/or affairs as they relate to the overall performance of this contract.

(iii) "Department Directors" are those individuals who are one level below the "Program Manager" and who are entrusted with the overall direction and operation of the "technical departments" at GRC. The "technical departments" are Aeromechanics, Aerospace Technology. Aeropropulsion Systems, and Space Sciences.

(iv)"Executive Secretary" is the individual(s) who to a substantial degree, directly or indirectly, provides the "Program Manager" with secretarial support.


                               Page G-13 / Revised

* Confidential information has been omitted and filed separately with the Commission.

                               SECTION G / REVISED

(v) "Support Labor" labor in addition to labor defined in (ii), (iii) and (iv) above, associated with the following administrative functions: Accounting, Payroll, Human Resources, Contract Management, Purchasing, and Safety & Quality Assurance.

(vi) "Direct Labor Cost" is that cost associated with any personnel who is not in a paid absence status such as vacation, sick, or holiday leave AND which is properly recorded and charged to the contract as Direct Labor Cost in accordance with both written company policy AND the contractor's DCAA approved accounting system.

(vii) "Task Direct Charges" is that cost which is directly chargeable to a task order such as, but not limited to, travel and training directly related to a specific task AND any equipment and material directly related to, and/or necessary for, the performance of a specific task.

(viii) "Labor Overhead" is the cost associated with employee absences, taxes, and benefits. Specific cost elements include but is not limited to: vacation, sick, administrative leave, FICA, FUTA, SUTA, workers compensation, employee morale and welfare, 401-(k), medical coverage, and long-term disability coverage.

(ix) "G&A" is the Home Office residual costs allocated in accordance with CAS
403.

(x) "Distributed Costs" are ALL CONTRACT DIRECT AND INDIRECT costs other than those costs specifically identified as "Technical Productive Labor Costs," "Task Direct Charges," and "Award Fee." "Distributed Costs" include cost elements such as: Labor Overhead, Facilities, Support Labor, Other Support and G&A.

(3) Exceptions:

      (i) Increased Distributed Costs during the term of this contract that result from such items as statute, court decision or written rulings or regulations by the Internal Revenue Service or other taxing authority may be cause for adjustment of the distributed rate.

      (ii) Notwithstanding the above paragraph, in the event that the actual distributed rate exceeds the ceiling rate; all costs in excess of the ceiling rate are not reimbursable under this contract.

      (iii) The Contractor shall advise the Contracting Officer of any planned or approved accounting changes that would impact the subject rates and demonstrate how the changes will impact the negotiated ceilings.


                               Page G-14 / Revised

                               SECTION G / REVISED

                    GOVERNMENT PROPERTY CLAUSES FAR/NASA-FAR

G.20 GOVERNMENT PROPERTY(Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts). (Jan 1986) 52.245-5

(a) Government-furnished property.

(1) The term "Contractor's managerial personnel," as used in paragraph (g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of--

(i) All or substantially all of the Contractor's business;

(ii) All or substantially all of the Contractor's operation at any one plant, or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as "Government-Furnished Property").

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request,


                               Page G-19 / Revised

                               SECTION G / REVISED

make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contact in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any--

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use property, if provided under any other contract or lease. (c) Title. (1) The Government shall retain title to all Government-furnished property.

(2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property for use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

(4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.


                               Page G-20 / Revised

                               SECTION G / REVISED

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)--

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;


                               Page G-21 / Revised

                               SECTION G / REVISED

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor's managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage--

(A) Did not result from the Contractor's failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) Upon loss or destruction of, or damage to, Government property provided under this contract, the Contractor shall so notify the Contracting Officer and shall communicate with the loss and salvage organization, if any, designated by the Contracting Officer. With the assistance of any such organization, the Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of--


                               Page G-22 / Revised

                               SECTION G / REVISED

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, covering any paRT of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor's liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property,


                               Page G-23 / Revised

                               SECTION G / REVISED

the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. the Government shall not be liable to suit for breach of contract for--

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor's normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor's established accounting procedures.

(j) Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government--

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and


                               Page G-24 / Revised

                               SECTION G / REVISED

(2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

                                 (End of clause)

G.21 FINANCIAL REPORTING OF NASA PROPERTY IN THE CUSTODY OF CONTRACTORS (SEPTEMBER 1996) 1852.245-73

(a) The Contractor shall submit annually a NASA Form (NF) 1018, NASA Property in the Custody of Contractors, in accordance with 1845.505-14, the instructions on the form, and subpart 1845.71. Subcontractor use of NF 1018 is not required by this clause; however, the contractor shall include data on property in the possession of subcontractors in the annual NF-1018.

(b) If administration of this contract has been delegated to the Department of Defense, the original of NASA Form 1018 shall be submitted to the NASA installation Financial Management Officer and three copies shall be sent concurrently through the DOD Property Administrator to the NASA office identified below. If the contract is administered by NASA, the original of NF - 1018 shall be submitted to the installation Financial Management Officer, and three copies shall be sent concurrently to the following NASA office:

                            NASA GLENN RESEARCH CENTER
                            INDUSTRIAL PROPERTY OFFICE
                            M.S. 21-6

(c) The annual reporting period shall be from October 1 of each year through September 30 of the following year. The report shall be submitted in time to be received by October 31. The information contained in these reports is entered into the NASA accounting system to reflect current asset values for agency financial statement purposes. Therefore, it is essential that required reports be received no later than October 31. The Contracting Officer may, in the Government's interest, withhold payment until


                               Page G-25 / Revised

                               SECTION G / REVISED

a reserve not exceeding $25,000 or 5 percent of the amount of the contract, whichever is less, has been set aside, if the Contractor fails to submit annual NF 1018 reports when due, Such reserve shall be withheld until the Contracting Officer has determined that the required reports have been received by the Government. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government right.

(d) A final report is required within 30 days after disposition of all property subject to reporting when the contract performance period is complete.

                                 (End of clause)

G.22  LIST OF GOVERNMENT-FURNISHED PROPERTY (OCTOBER 1988) 1852.245-76

For performance of work under this contract, the Government will make available Government property identified below or in Attachment A of this contract on a no-charge-for-use basis. The Contractor shall use this property in the performance of this contract at the 2K1 Building and at other location(s) as may be approved by the Contracting Officer. Under the FAR 52.245 Government property clause of this contract, the Contractor is accountable for the identified property.

See Attachment A for Item, Quantity, Acquisition Cost, and Date to be Furnished to the Contractor.

                                 (End of clause)

                            [REVISED END OF SECTION]


                               Page G-26 / Revised

                               SECTION I / REVISED

I.21 Employment Reports on Disabled Veterans and Veterans of the Vietnam Era. 52.222-37

Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (Jan
1999)

(a) Unless the Contractor is a State or local government agency, the Contractor shall report at least annually, as required by the Secretary of Labor, on--

(1) The number of disabled veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

(2) The total number of new employees hired during the period covered by the report, and of that total, the number of disabled veterans, and the number of veterans of the Vietnam era.

(b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-l00."

(c) Reports shall be submitted no later than September 30 of each year beginning September 30, 1988.

(d) The employment activity report required by paragraph (a)(2) of this clause shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph
(a)(1) of this clause. Contractors may select an ending date:

(1) As of the end of any pay period during the period January through March 1st of the year the report is due, or

(2) As of December 31, if the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100).

(e) The count of veterans reported according to paragraph (a) of this clause shall be based on voluntary disclosure. Each Contractor subject to the reporting requirements at 38 U.S.C. 4212 shall invite all disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 4212 to identify themselves to the Contractor. The invitation shall state that the information is voluntarily provided; that the information will be kept confidential; that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment; and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 4212.


                               Page I-42 / Revised

                               SECTION I / REVISED

(f) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary.

                                 (End of clause)

1.22  NEW TECHNOLOGY (NOVEMBER 1998) 1852.227-70

(a) Definitions.

"Administrator," as used in this clause, means the Administrator of the National Aeronautics and Space Administration (NASA) or duly authorized representative.

"Contract," as used in this clause, means any actual or proposed contract, agreement, understanding, or other arrangement, and includes any assignment, substitution of parties, or subcontract executed or entered into thereunder.

"Made," as used in this clause, means conception or first actual reduction to practice; provided, that in the case of a variety of plant, the date of determination (as defined in Section 4 1(d) of the Plant Variety Protection Act, 7 U.S.C. 240 1(d)) must also occur during the period of contract performance.

"Nonprofit organization," as used in this clause, means a domestic university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)), or any domestic nonprofit scientific or educational organization qualified under a State nonprofit organization statute.

"Practical application," as used in this clause, means to manufacture, in the case of a composition or product; to practice, in the case of a process or method; or to operate, in case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

"Reportable item," as used in this clause, means any invention, discovery, improvement, or innovation of the contractor, whether or not patentable or otherwise protectible under Title 35 of the United States Code, made in the performance of any work under any NASA contract or in the performance of any work that is reimbursable under any clause


                               Page I-43 / Revised

                               SECTION I / REVISED

in any NASA contract providing for reimbursement of costs incurred before the effective date of the contract. Reportable items include, but are not limited to, new processes, machines, manufactures, and compositions of matter, and improvements to, or new applications of, existing processes, machines, manufactures, and compositions of matter. Reportable items also include new computer programs, and improvements to, or new applications of, existing computer programs, whether or not copyrightable or otherwise protectible under Title 17 of the United States Code.

"Small business firm," as used in this clause, means a domestic small business concern as defined at 15 U.S.C. 632 and implementing regulations of the Administrator of the Small Business Administration. (For the purpose of this definition, the size standard contained in 13 CFR 121.3-8 for small business contractors and in 13 CFR 121.3-12 for small business subcontractors will be used.)

"Subject invention," as used in this clause, means any reportable item which is or may be patentable or otherwise protectible under Title 35 of the United States Code, or any novel variety of plant that is or may be protectible under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

(b) Allocation of principal rights.

(1) Presumption of title.

(i) Any reportable item that the Administrator considers to be a subject invention shall be presumed to have been made in the manner specified in paragraph (1) or (2) of Section 305(a) of the National Aeronautics and Space Act of 1958 (42 U.S.C. 2457(a)) (hereinafter called "the Act"), and the above presumption shall be conclusive unless at the time of reporting the reportable item the Contractor submits to the Contracting Officer a written statement, containing supporting details, demonstrating that the reportable item was not made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act.

(ii) Regardless of whether title to a given subject invention would otherwise be subject to an advance waiver or is the subject of a petition for waiver, the Contractor may nevertheless file the statement described in paragraph (b)(1)(i) of this clause. The Administrator will review the information furnished by the Contractor in any such statement and any other available information relating to the circumstances surrounding the making of the subject invention and will notify the Contractor whether the Administrator has determined that the subject invention was made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act.

(2) Property rights in subject inventions. Each subject invention for which the presumption of paragraph (b)(1)(i) of this clause is conclusive or for which there has been


                               Page I-44 / Revised

                               SECTION I / REVISED

a determination that it was made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act shall be the exclusive property of the United States as represented by NASA unless the Administrator waives all or any part of the rights of the United States, as provided in paragraph (b)(3) of this clause.

(3) Waiver of rights.

(i) Section 305(f) of the Act provides for the promulgation of regulations by which the Administrator may waive the rights of the United States with respect to any invention or class of inventions made or that may be made under conditions specified in paragraph (1) or (2) of Section 305(a) of the Act. The promulgated NASA Patent Waiver Regulations, 14 CFR Section 1245, Subpart 1, have adopted the Presidential Memorandum on Government Patent Policy of February 18, 1983, as a guide in acting on petitions (requests) for such waiver of rights.

(ii) As provided in 14 CFR 1245, Subpart 1, Contractors may petition, either prior to execution of the contract or within 30 days after execution of the contract, for advance waiver of rights to any or all of the inventions that may be made under a contract. If such a petition is not submitted, or if after submission it is denied, the Contractor (or an employee inventor of the Contractor) may petition for waiver of rights to an identified subject invention within eight months of first disclosure of invention in accordance with paragraph (e)(2) of this clause, or within such longer period as may be authorized in accordance with 14 CFR 1245.105.

(c) Minimum rights reserved by the Government.

(1) With respect to each subject invention for which a waiver of rights is applicable in accordance with 14 CFR Section 1245, Subpart 1, the Government reserves--

(i) An irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of such invention throughout the world by or on behalf of the United States or any foreign government in accordance with any treaty or agreement with the United States; and

(ii) Such other rights as stated in 14 CFR 1245.107.

(2) Nothing contained in this paragraph (c) shall be considered to grant to the Government any rights with respect to any invention other than a subject invention.

(d) Minimum rights to the Contractor.

(1) The Contractor is hereby granted a revocable, nonexclusive, royalty-free license in each patent application filed in any country on a subject invention and any resulting patent in which the Government acquires title, unless the Contractor fails to disclose the subject invention within the times specified in paragraph (e)(2) of this clause.


                               Page I-45 / Revised

                               SECTION I / REVISED

The Contractor's license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Administrator except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

(2) The Contractor's domestic license may be revoked or modified by the Administrator to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with 37 CFR Part 404, Licensing of Government Owned Inventions. This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the Administrator to the extent the Contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the Contractor will be provided a written notice of the Administrator's intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the Administrator for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal to the Administrator any decision concerning the revocation or modification of its license.

(e) Invention identification, disclosures, and reports.

(1) The Contractor shall establish and maintain active and effective procedures to assure that reportable items are promptly identified and disclosed to Contractor personnel responsible for the administration of this New Technology clause within six months of conception and/or first actual reduction to practice, whichever occurs first in the performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of the reportable items, and records that show that the procedures for identifying and disclosing reportable items are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

(2) The Contractor will disclose each reportable item to the Contracting Officer within two months after the inventor discloses it in writing to Contractor personnel responsible for the administration of this New Technology clause or, if earlier, within six


                               Page I-46 / Revised

                               SECTION I / REVISED

months after the Contractor becomes aware that a reportable item has been made, but in any event for subject inventions before any on sale, public use, or publication of such invention known to the Contractor. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the reportable item was made and the inventor(s) or innovator(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the reportable item. The disclosure shall also identify any publication, on sale, or public use of any subject invention and whether a manuscript describing such invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing a subject invention for publication or of any on sale or public use planned by the Contractor for such invention.

(3) The Contractor shall furnish the Contracting Officer the following:

(i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing reportable items during that period, and certifying that all reportable items have been disclosed (or that there are no such inventions) and that the procedures required by paragraph (e)(l) of this clause have been followed.

(ii) A final report, within 3 months after completion of the contracted work, listing all reportable items or certifying that there were no such reportable items, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

(4) The Contractor agrees, upon written request of the Contracting Officer, to furnish additional technical and other information available to the Contractor as is necessary for the preparation of a patent application on a subject invention and for the prosecution of the patent application, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions.

(5) The Contractor agrees, subject to paragraph 27.302(i), of the Federal Acquisition Regulation (FAR), that the Government may duplicate and disclose subject invention disclosures and all other reports and papers furnished or required to be furnished pursuant to this clause.

(f) Examination of records relating to inventions.


                               Page I-47 / Revised

                               SECTION I / REVISED

(1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first actual reduction to practice of inventions in the same field of technology as the work under this contract to determine whether--

(i) Any such inventions are subject inventions;

(ii) The Contractor has established and maintained the procedures required by paragraph (e)(1) of this clause; and

(iii) The Contractor and its inventors have complied with the procedures.

(2) If the Contracting Officer learns of an unreported Contractor invention that the Contracting Officer believes may be a subject invention, the Contractor may be required to disclose the invention to the agency for a determination of ownership rights.

(3) Any examination of records under this paragraph will be subject to appropriate conditions to protect the confidentiality of the information involved.

(g) Withholding of payment (this paragraph does not apply to subcontracts).

(1) Any time before final payment under this contract, the Contracting Officer may, in the Government's interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of this contract, whichever is less, shall have been set aside if, in the Contracting Officer's opinion, the Contractor fails to--

(i) Establish, maintain, and follow effective procedures for identifying and disclosing reportable items pursuant to paragraph (e)(1) of this clause;

(ii) Disclose any reportable items pursuant to paragraph (e)(2) of this clause;

(iii) Deliver acceptable interim reports pursuant to paragraph (e)(3)(i) of this clause; or

(iv) Provide the information regarding subcontracts pursuant to paragraph (h)(4) of this clause.

(2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

(3) Final payment under this contract shall not be made before the Contractor delivers to


                               Page I-48 / Revised

                               SECTION I / REVISED

the Contracting Officer all disclosures of reportable items required by paragraph (e)(2) of this clause, and an acceptable final report pursuant to paragraph (e)(3)(ii) of this clause.

(4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government rights.

(h) Subcontracts.

(1) Unless otherwise authorized or directed by the Contracting Officer, the Contractor shall--

(i) Include this clause (suitably modified to identify the parties) in any subcontract hereunder (regardless of tier) with other than a small business firm or nonprofit organization for the performance of experimental, developmental, or research work; and

(ii) Include the clause at FAR 52.227-11 (suitably modified to identify the parties) in any subcontract hereunder (regardless of tier) with a small business firm or nonprofit organization for the performance of experimental, developmental, or research work.

(2) In the event of a refusal by a prospective subcontractor to accept such a clause the Contractor--

(i) Shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor's reasons for such refusal and other pertinent information that may expedite disposition of the matter; and

(ii) Shall not proceed with such subcontract without the written authorization of the Contracting Officer.

(3) In the case of subcontracts at any tier, the agency, subcontractor, and Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and NASA with respect to those matters covered by this clause.

(4) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting Officer, the Contractor shall furnish a copy of such subcontract, and, no more frequently than annually, a listing of the subcontracts that have been awarded.


                               Page I-49 / Revised

                               SECTION I / REVISED

(5) The subcontractor will retain all rights provided for the Contractor in the clause of subparagraph (h)(1)(i) or (ii) of this clause, whichever is included in the subcontract, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

(i) Preference for United States industry. Unless provided otherwise, no Contractor that receives title to any subject invention and no assignee of any such Contractor shall grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement may be waived by the Administrator upon a showing by the Contractor or assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

                                (end of clause)
                               Page I-50 / Revised

                               SECTION J / REVISED

                     PART III - LIST OF DOCUMENTS, EXHIBITS
                             AND OTHER ATTACHMENTS

                     --------------------------------------

                      SECTION J - LIST OF ATTACHMENTS

                     --------------------------------------

                                                                       NO.
ATTACHMENT                  TITLE                       DATE           PAGES
----------    -------------------------------         ---------
    A.        LIST OF INSTALLATION - PROVIDED         01/JUL/99        197
              GOVERNMENT PROPERTY

    B.        LIST OF INSTALLATION - PROVIDED         01/JUL/99        186
              GOVERNMENT PROPERTY ASSIGNED
              TO DYNACS EMPLOYEES ON SITE


                               Page J-1 / Revised

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                           1 of 2

------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
               2                      May 20, 1999
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 0616/TAS          7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
NASA Glenn Research Center
Attn: Thomas A Spicer
Services and Construction Branch
21000 Brookpark Road, Mail Stop 500-312
Cleveland, OH 44135-3191
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |_|  9A.  AMENDMENT OF SOLICITATION NO.

   DYNACS ENGINEERING COMPANY INC.                                                     ---------------------------------------------
   2001 Aerospace Parkway                                                              9B.  DATED (SEE ITEM 11)
   Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                  |X|  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                    NAS3-98008
                                                                                       ---------------------------------------------
----------------------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE (PF)(9)                    FACILITY CODE                                                       12-17-97
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|_|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|_|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


------------------------------------------------------------------------------------------------------------------------------------
|X|   D.  OTHER (Specify type of modification and authority)

          B.4 Award Fee Pool (SEPT 97)
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor |X| is not, |_| is required to sign this document and return __ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2


------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                                    Thomas A. Spicer, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

BY                                                                        BY /s/ Thomas A. Spicer                      May 20, 1999
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                     30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                              DUPLICATE ORIGINAL

NAS3-98008                     Modification No. 2                         Page 2

The contract is modified to reflect the Award Fee determination for the evaluation period from from June 1, 1998 through February 28, 1999 as follows:

                                Prior Amount    This Action      New Amount
                                ------------    -----------      ----------
Estimated Cost                   $42,185,846              --    $42,185,846
Earned Award Fee                          --    $ 549,755.00    $649,755.00
Potential Award Fee Pool         $ 1,371,261    $(676,828.00)   $694,433.00
                                 -----------    ------------    -----------
TOTAL CONTRACT                   $43,557,107    $ (27,073.00)   $43,530,034

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                      PAGE
                                                                                                                              1 of 2
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
               1                      11-9-98                              N/A
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 0616/TAS          7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
NASA Lewis Research Center
Attn: Thomas A Spicer
Services and Construction Branch
21000 Brookpark Road, Mail Stop 500-312
Cleveland, OH 44135-3191
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |_|  9A.  AMENDMENT OF SOLICITATION NO.

Dynacs Engineering Company Inc.                                                        ---------------------------------------------
2001 Aerospace Parkway                                                                 9B.  DATED (SEE ITEM 11)
Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                  |X|  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                    NAS3-98008
                                                                                       ---------------------------------------------
----------------------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE (PF)(9)                    FACILITY CODE                                                       12-17-98
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|_|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|X|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

          Mutual Agreement
------------------------------------------------------------------------------------------------------------------------------------
|_|   D.  OTHER (Specify type of modification and authority)

          B.4 Award Fee Pool (SEPT 97)
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor |_| is not, |X| is required to sign this document and return 1 copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

(1) On October 28, 1998, consent was given to subcontract for assets owned by Federal Data Corporation (FDC). The assets shall be depreciated over the 24 months remaining on the contract using the sum-of-years-digits depreciation method. These assets are subject to clause G.9, "Option to Purchase Contractor Equipment (Nov 1996):

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

KEVIN M McQUADE; DIR. BUSINESS & ADMIN                                              Thomas A. Spicer, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

BY /s/ Kevin M McQuade                           11-9-98                  BY /s/ Thomas A. Spicer                         11/9/98
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                     30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                              DUPLICATE ORIGINAL

At the end of the contract period of performance, the Contractor grants the Government options for the following: (1) the Contractor agrees to sell any Contractor-owned property used in the performance of this contract to a successor Contractor at its depreciated value based on the Contractor's depreciation schedule; or (2) The Contractor agrees to sell any Contractor-Owned property used in performance of this contract to the Government at its depreciated value based on the Contractor's depreciation schedule; or (3) The contractor agrees to utilize the depreciated property on a follow-on contract if the Contractor is the Successor Contractor; or (4) the Contractor will sell the property for fair market value within ninety days after the end of period of performance and will credit the contract for the amount in excess of the sale price minus the depreciated value and selling expenses. The Government may exercise one of the above options by unilateral modification issued to the Contractor not later than thirty (30) days after the end of the contract period of performance.

(2) The following requirements are made a part of The Statement of Work:

(a) "Year 2000 compliant," as used herein, means that the information technology (hardware, software and firmware, including embedded systems or any other electro-mechanical or processor-based systems used in accordance with its associated documentation) accurately processes date and date-related data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology being acquired, properly exchanges date and date-related data with it.

(b) Any information technology provided, operated and/or maintained under this must be Year 2000 compliant. To ensure this result, the Contractor shall provide documentation describing how the information technology (IT) items or services demonstrate Year 2000 compliance.

(c) Milestones for Renovation, Validation and Implementation: Any IT determined to be non-year 2000 compliant shall be replaced, retired, or repaired in accordance with the following schedule:

o "Renovation" includes making and documenting software and hardware changes, developing replacement systems, and decommissioning systems to be retired. The Contractor must complete renovation of affected software, hardware and firmware by December 31, 1998.

o "Validation includes unit, integration, system, and end-to-end testing for 2000 compliance. The contractor must complete validation and testing of converted or replaced systems into a production environment. The Contractor must complete implementation by March 31, 1999.

o "Implementation includes acceptance testing and integration of converted and replaced systems into a production environment. The contractor must complete implementation by March 31, 1999.

(d) At a minimum, the contractor shall provide documentation, including project plans and status reports, which demonstrate that the Contractor is meeting the milestones listed above.

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                  PAGE OF PAGES
                                                                                     NAS3-98008                         1      407
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
   Modification Number Three (03)     7/23/99                            NONE                            SETAR II
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 7830/Lupson       7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
     NASA Glenn Research Center
     Services & Construction Branch (M.S. 500-312)
     21000 Brookpark Road
     Cleveland, OH 44135-3191
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |X|  9A.  AMENDMENT OF SOLICITATION NO.

     Dynacs Engineering Company                                                        ---------------------------------------------
     2001 Aerospace Parkway                                                            9B.  DATED (SEE ITEM 11)
     Brookpark, Ohio 44142
                                                                                       ---------------------------------------------
                                                                                  |X|  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                               NAS3-98008
                                                                                       ---------------------------------------------
----------------------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE                            FACILITY CODE                                                  12/17/97
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
                                             N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|X|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|X|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Federal Acquisition Regulations (FAR) clauses

          52.233-1 entitled "Disputes", 52.243-4 entitled "Changes" and mutual agreement
------------------------------------------------------------------------------------------------------------------------------------
|_|   D.  OTHER (Specify type of modification and authority)


------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor is required to sign this document and return ONE copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          (SEE ATTACHED PAGES)

------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     /s/ [Illegible]                                                                Thomas A. Spicer / Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

    VICE PRESIDENT &
BY  PROGRAM MANAGER                          7/7/99                       BY  /s/ Thomas A. Spicer                        7/23/99
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-807030-105                  STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                               DUPLICATE ORIGINAL

MODIFICATION NUMBER THREE (3)                                     PAGE 2 OF 407

WHEREAS, The Government has directed and requested certain changes in the contract, and the Contractor has submitted the appropriate proposals for the additional changes requested; and

WHEREAS, The Parties hereto have negotiated and agreed to an equitable adjustment in the contract;

NOW THEREFORE, In consideration of the premises and of the obligations herein set forth, the parties hereto do mutually agree as follows:

"In Section B of the contract, page B-2 is deleted in its entirety and the attached Section B page B-2/Revised is substituted therefore and made a part hereof;

In Section G of the contract, pages G-13 and G-14 are deleted in their entirety and the attached Section G pages G-13/Revised and G-14/Revised is substituted therefor. Pages G-19 through G-26 /Revised are hereby added to Section G and include the contract clauses G.20 "Government Property (52.245-5)", G.21 "Financial Reporting Of NASA Property In The Custody Of
Contractors(1852.245-73)" and G.22 "List Of Government-Furnished
Property(1852.245-76)" and are made a part hereof;

In Section I of the Contract, pages I-42 through I-50/Revised are hereby added to Section I and include the contract clauses I-21 "Employment Reports On Disabled Veterans and Veterans Of The Vietnam Era(52.222-37)" and I-22 "New Technology(1852.227-70) and are made a part hereof;

In Section J of the Contract, Section J is deleted in it's entirety and the Attached Section J Revised is substituted therefor and made a part hereof;

The Period of Performance remains unchanged from June 1, 1998 to August 31,
2000.

The Parties hereto acknowledge and agree that any and all claims for equitable adjustment of the contract price and time pursuant to the provisions of the clause(s) 52.243-04 entitled "CHANGES", and 52.233-01 entitled "DISPUTES" and Mutual Agreement are hereby fully satisfied and discharged with respect to this Supplemental Agreement Number Three (3).

                              [END OF MODIFICATION)

                               SECTION B / REVISED

Contract Maximum: The Government issued Task Order(s) under this contract shall not exceed a maximum of $66,797,004 (Cost=$64,795,583; Fee/Profit=$2,001,421)
for the 27 months of performance.

Task Order(s) shall be issued on either a Firm Fixed Price (FFP) basis or on a Cost Reimbursable (CR) basis.

Ten percent of the technical hours (111,065 hours) have the potential of being worked under fixed priced task order(s). The profit will be $2.34/technical hour arced to at task acceptance. The maximum total fixed fee for 27 months is $259,892.

Ninety percent of the technical hours (999,582 hours) have the potential of being worked under cost plus award fee task order(s).

The Award Fee periods, award fee per technical hour, and the maximum award fee pool is as follows:

Period                            Fee Per Tech. Hour      Maximum Award Fee Pool
------                            ------------------      ----------------------
1      Jun 1/98-Feb 28/99               $1.78                    $649,755
2      Mar 1/99-Aug 31/99               $1.81                    $454,404
3      Sep 1/99-Feb 28/00               $1.81                    $443,269
4      Mar l/00-Aug 31/00               $1.81                    $453,993

TOTAL                                                          $2,001,421

(a) FIRM FIXED PRICE TASK ORDERS

Firm Fixed Price task order(s) shall be issued for work that can be well defined and for which a fair and reasonable price can be obtained. The price is not subject to any adjustment on the basis of contract cost experience.

(b) COST - REIMBURSEMENT TASK ORDERS

Work performed by the contractor shall be reimbursed based upon allowable costs incurred, subject to negotiated limitations.

(c) AWARD FEE

Based upon the Contractor's overall performance, an award fee may be provided to the Contractor. The amount of fee will be determined by the Government. The award fee pool will be divided into two parts. The first part will consider the contract administration and cost control. The second part will consider task order performance.

                                 (End Of Clause)


                               Page B-2 / Revised

                               SECTION G / REVISED

(1) Final payment for Distributed Cost, including General and Administrative (G&A) expenses will be based on the application of the actual audited rate, but not in excess of the following ceilings:

--------------------------------------------------------------------------------
RATE             BASE TO WHICH RATE           CFY 1998            CFY 1999
CATEGORY         APPLIES                      JUNE 1 - DEC.31     JAN.1-JUNE 3O
--------------------------------------------------------------------------------
SUPPORT          TECHNICAL PRODUCTIVE         5.25%               7.70%
LABOR            LABOR COST
--------------------------------------------------------------------------------
LABOR            TECHNICAL PRODUCTIVE         33.40%              33.80%
OVERHEAD         LABOR COST
--------------------------------------------------------------------------------
GENERAL &        TOTAL ALLOWABLE              1.70%               1.90%
ADMINISTRATIVE   EXCLUDING TASK DIRECT
EXPENSE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATE CATEGORY      BASE TO WHICH RATE          CFY 1999           CFY 2000
                   APPLIES                     JULY 1 - DEC.31    JAN. 1-AUG.31
--------------------------------------------------------------------------------
DISTRIBUTED        TECHNICAL PRODUCTIVE        75%                75%
COSTS              LABOR COST

--------------------------------------------------------------------------------
GENERAL &          TOTAL ALLOWABLE             4%                 4%
ADMINISTRATIVE     EXCLUDING TASK DIRECT &
EXPENSE            APPLICABLE. G&A*
--------------------------------------------------------------------------------

*Note: This 4% cap is included in the total ceiling rate of 75%

(2) Definitions:

"Distributed Costs" is the Support Labor, Labor Overhead. ODC's-Facilities. Other ODC's and G&A.

(i) "Technical Productive Labor Cost" is the direct labor cost, without any burdens, of ALL personnel charging directly to task orders, in accordance with the contractor & DCAA approved accounting system EXCLUDING the following personnel and/or functions:

                  (A)   Program Manager

                  (B)   Department Directors

                  (C)   Executive Secretary

                  (D)   Support Overhead Labor

(ii) "Program Manager" is the individual who runs the Dynacs organization at GRC. This person. regardless of title classification, would be responsible for the directing and carrying on of Dynacs' business and/or affairs as they relate to the overall performance of this contract.

(iii) "Department Directors" are those individuals who are one level below the "Program Manager" and who are entrusted with the overall direction and operation of the "technical departments" at GRC. The "technical departments" are Aeromechanics. Aerospace Technology. Aeropropulsion Systems. and Space Sciences.

(iv) "Executive Secretary" is the individual(s) who to a substantial degree, directly or indirectly, provides the "Program Manager" with secretarial support.


                               Page G-13 / Revised

                               SECTION G / REVISED

(v) "Support Labor" labor in addition to labor defined in (ii), (iii) and (iv) above, associated with the following administrative functions: Accounting, Payroll, Human Resources, Contract Management, Purchasing, and Safety & Quality Assurance.

(vi) "Direct Labor Cost" is that cost associated with any personnel who is not in a paid absence status such as vacation, sick, or holiday leave AND which is properly recorded and charged to the contract as Direct Labor Cost in accordance with both written company policy AND the contractors DCAA approved accounting system.

(vii) "Task Direct Charges" is that cost which is directly chargeable to a task order such as. but not limited to, travel and training directly related to a specific task AND any equipment and material directly related to, and/or necessary for, the performance of a specific task.

(viii) "Labor Overhead" is the cost associated with employee absences, taxes, and benefits. Specific cost elements include but is not limited to: vacation, sick, administrative leave, RCA, FUTA, SUTA, workers compensation, employee morale and welfare, 401-(k), medical coverage, and long-term disability coverage.

(ix) "G&A" is the Home Office residual costs allocated in accordance with CAS
403.

(x) "Distributed Costs" are ALL CONTRACT DIRECT AND INDIRECT costs other than those costs specifically identified as "Technical Productive Labor Costs," "Task Direct Charges," and " Award Fee." "Distributed Costs" include cost elements such as: Labor Overhead, Facilities, Support Labor, Other Support and G&A.

(3) Exceptions:

      (i) Increased Distributed Costs during the term of this contract that result from such items as statute, court decision or written rulings or regulations by the Internal Revenue Service or other taxing authority may be cause for adjustment of the distributed rate.

      (ii) Notwithstanding the above paragraph, in the event that the actual distributed rate exceeds the ceiling rate; all costs in excess of the ceiling rate are not reimbursable under this contract.

      (iii) The Contractor shall advise the Contracting Officer of any planned or approved accounting changes that would impact the subject rates and demonstrate how the changes will impact the negotiated ceilings.


                               Page G-14 / Revised

                               SECTION G / REVISED

                    GOVERNMENT PROPERTY CLAUSES FAR/NASA-FAR

G.20 GOVERNMENT PROPERTY(Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts). (Jan 1986) 52.245-5

(a) Government-furnished property.

(1) The term "Contractor's managerial personnel," as used in paragraph (g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of--

(i) All or substantially all of the Contractor's business;

(ii) All or substantially all of the Contractor's operation at any one plant, or separate location at which the contract is being performed; or

(iii) A separate and complete major industrial operation connected with performing this contract.

(2)The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as "Government-Furnished Property").

(3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

(4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(5) If Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request,


                               Page G-19 / Revised

                               SECTION G / REVISED

make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

(2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contact in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any-- (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or (ii) Withdrawal of authority to use property, if provided under any other contract or lease. (c) Title. (1) The Government shall retain title to all Government-furnished property.

(2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

(i) Issuance of the property for use in contract performance;

(ii) Commencement of processing of the property for use in contract performance; or

(iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

(4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.


                               Page G-20 / Revised

                               SECTION G / REVISED

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

(2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)--

(i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

(ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;

(iii) For which the Contractor is otherwise responsible under the express terms of this contract;


                               Page G-21 / Revised

                               SECTION G / REVISED

(iv) That results from willful misconduct or lack of good faith on the part of the Contractor's managerial personnel; or

(v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.

(3)(i) If the Contractor fails to act as provided by subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

(ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage--

(A) Did not result from the Contractor's failure to maintain an approved program or system; or

(B) Occurred while an approved program or system was maintained by the Contractor.

(4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

(5) Upon loss or destruction of, or damage to, Government property provided under this contract, the Contractor shall so notify the Contracting Officer and shall communicate with the loss and salvage organization, if any, designated by the Contracting Officer. With the assistance of any such organization, the Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of--


                               Page G-22 / Revised

                               SECTION G / REVISED

(i) The lost, destroyed, or damaged Government property;

(ii) The time and origin of the loss, destruction, or damage;

(iii) All known interests in commingled property of which the Government property is a part; and

(iv) The insurance, if any, cove ring any pan of or interest in such commingled property.

(6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor's liability under this paragraph (g) when making any such equitable adjustment.

(7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

(8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

(9) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of or damage to, Government property,


                               Page G-23 / Revised

                               SECTION G / REVISED

the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy, the Government shall not be liable to suit for breach of contract for--

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste, such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants, and to dispose of such scrap in accordance with the Contractor's normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor's established accounting procedures.

(j) Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government--

(1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and


                               Page G-24 / Revised

                               SECTION G / REVISED

(2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

(k) Communications. All communications under this clause shall be in writing.

(l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

                                 (End of clause)

G.21 FINANCIAL REPORTING OF NASA PROPERTY IN THE CUSTODY OF CONTRACTORS (SEPTEMBER 1996) 1852.245-73

(a) The Contractor shall submit annually a NASA Form (NF) 1018, NASA Property in the Custody of Contractors, in accordance with 1845.505-14, the instructions on the form, and subpart 1845.71. Subcontractor use of NF 1018 is not required by this clause; however, the contractor shall include data on property in the possession of subcontractors in the annual NF-1018.

(b) If administration of this contract has been delegated to the Department of Defense, the original of NASA Form 1018 shall be submitted to the NASA installation Financial Management Officer and three copies shall be sent concurrently through the DOD Property Administrator to the NASA office identified below. If the contract is administered by NASA, the original of NF - 1018 shall be submitted to the installation Financial Management Officer, and three copies shall be sent concurrently to the following NASA office:

                            NASA GLENN RESEARCH CENTER
                            INDUSTRIAL PROPERTY OFFICE
                            M.S. 21-6

(c) The annual reporting period shall be from October 1 of each year through September 30 of the following year. The report shall be submitted in time to be received by October 31. The information contained in these reports is entered into the NASA accounting system to reflect current asset values for agency financial statement purposes. Therefore, it is essential that required reports be received no later than October 31. The Contracting Officer may, in the Government's interest, withhold payment until


                               Page G-25 / Revised

                               SECTION G / REVISED

a reserve not exceeding $25,000 or 5 percent of the amount of the contract, whichever is less, has been set aside, if the Contractor fails to submit annual NF 1018 reports when due, Such reserve shall be withheld until the Contracting Officer has determined that the required reports have been received by the Government. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government right.

(d) A final report is required within 30 days after disposition of all property subject to reporting when the contract performance period is complete.

                                 (End of clause)

G.22  LIST OF GOVERNMENT-FURNISHED PROPERTY (OCTOBER 1988) 1852.245-76

For performance of work under this contract, the Government will make available Government property identified below or in Attachment A of this contract on a no-charge-for-use basis. The Contractor shall use this property in the performance of this contract at the 2K1 Building and at other location(s) as may be approved by the Contracting Officer. Under the FAR 5 2.245 Government property clause of this contract, the Contractor is accountable for the identified property.

See Attachment A for Item, Quantity, Acquisition Cost, and Date to be Furnished to the Contractor.

                                 (End of clause)

                            [REVISED END OF SECTION]


                               Page G-26 / Revised

                               SECTION I / REVISED

I.21 Employment Reports on Disabled Veterans and Veterans of the Vietnam Era. 52.222-37

Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (Jan
1999)

(a) Unless the Contractor is a State or local government agency, the Contractor shall report at least annually, as required by the Secretary of Labor, on--

(1) The number of disabled veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and

(2) The total number of new employees hired during the period covered by the report, and of that total, the number of disabled veterans, and the number of veterans of the Vietnam era.

(b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-l00."

(c) Reports shall be submitted no later than September 30 of each year beginning September 30, 1988.

(d) The employment activity report required by paragraph (a)(2) of this clause shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph
(a)(1) of this clause. Contractors may select an ending date:

(1) As of the end of any pay period during the period January through March 1st of the year the report is due, or

(2) As of December 31, if the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100).

(e) The count of veterans reported according to paragraph (a) of this clause shall be based on voluntary disclosure. Each Contractor subject to the reporting requirements at 38 U.S.C. 4212 shall invite all disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 4212 to identify themselves to the Contractor. The invitation shall state that the information is voluntarily provided; that the information will be kept confidential; that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment; and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 4212.


                               Page I-42 / Revised

                               SECTION I / REVISED

(f) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary.

                                 (End of clause)

1.22  NEW TECHNOLOGY (NOVEMBER 1998) 1852.227-70

(a) Definitions.

"Administrator," as used in this clause, means the Administrator of the National Aeronautics and Space Administration (NASA) or duly authorized representative.

"Contract," as used in this clause, means any actual or proposed contract, agreement, understanding, or other arrangement, and includes any assignment, substitution of parties, or subcontract executed or entered into thereunder.

"Made," as used in this clause, means conception or first actual reduction to practice; provided, that in the case of a variety of plant, the date of determination (as defined in Section 4 1(d) of the Plant Variety Protection Act, 7 U.S.C. 240 1(d)) must also occur during the period of contract performance.

"Nonprofit organization," as used in this clause, means a domestic university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)), or any domestic nonprofit scientific or educational organization qualified under a State nonprofit organization statute.

"Practical application," as used in this clause, means to manufacture, in the case of a composition or product; to practice, in the case of a process or method; or to operate, in case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

"Reportable item," as used in this clause, means any invention, discovery, improvement, or innovation of the contractor, whether or not patentable or otherwise protectible under Title 35 of the United States Code, made in the performance of any work under any NASA contract or in the performance of any work that is reimbursable under any clause


                               Page I-43 / Revised

                               SECTION I / REVISED

in any NASA contract providing for reimbursement of costs incurred before the effective date of the contract. Reportable items include, but are not limited to, new processes, machines, manufactures, and compositions of matter, and improvements to, or new applications of, existing processes, machines, manufactures, and compositions of matter. Reportable items also include new computer programs, and improvements to, or new applications of, existing computer programs, whether or not copyrightable or otherwise protectible under Title 17 of the United States Code.

"Small business firm," as used in this clause, means a domestic small business concern as defined at 15 U.S.C. 632 and implementing regulations of the Administrator of the Small Business Administration. (For the purpose of this definition, the size standard contained in 13 CFR 121.3-8 for small business contractors and in 13 CFR 121.3-12 for small business subcontractors will be used.)

"Subject invention," as used in this clause, means any reportable item which is or may be patentable or otherwise protectible under Title 35 of the United States Code, or any novel variety of plant that is or may be protectible under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

(b) Allocation of principal rights.

(1) Presumption of title.

(i) Any reportable item that the Administrator considers to be a subject invention shall be presumed to have been made in the manner specified in paragraph (1) or (2) of Section 305(a) of the National Aeronautics and Space Act of 1958 (42 U.S.C. 2457(a)) (hereinafter called "the Act"), and the above presumption shall be conclusive unless at the time of reporting the reportable item the Contractor submits to the Contracting Officer a written statement, containing supporting details, demonstrating that the reportable item was not made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act.

(ii) Regardless of whether title to a given subject invention would otherwise be subject to an advance waiver or is the subject of a petition for waiver, the Contractor may nevertheless file the statement described in paragraph (b)(1)(i) of this clause. The Administrator will review the information furnished by the Contractor in any such statement and any other available information relating to the circumstances surrounding the making of the subject invention and will notify the Contractor whether the Administrator has determined that the subject invention was made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act.

(2) Property rights in subject inventions. Each subject invention for which the presumption of paragraph (b)(1)(i) of this clause is conclusive or for which there has been


                               Page I-44 / Revised

                               SECTION I / REVISED

a determination that it was made in the manner specified in paragraph (1) or (2) of Section 305(a) of the Act shall be the exclusive property of the United States as represented by NASA unless the Administrator waives all or any part of the rights of the United States, as provided in paragraph (b)(3) of this clause.

(3) Waiver of rights.

(i) Section 305(f) of the Act provides for the promulgation of regulations by which the Administrator may waive the rights of the United States with respect to any invention or class of inventions made or that may be made under conditions specified in paragraph (1) or (2) of Section 305(a) of the Act. The promulgated NASA Patent Waiver Regulations, 14 CFR Section 1245, Subpart 1, have adopted the Presidential Memorandum on Government Patent Policy of February 18, 1983, as a guide in acting on petitions (requests) for such waiver of rights.

(ii) As provided in 14 CFR 1245, Subpart 1, Contractors may petition, either prior to execution of the contract or within 30 days after execution of the contract, for advance waiver of rights to any or all of the inventions that may be made under a contract. If such a petition is not submitted, or if after submission it is denied, the Contractor (or an employee inventor of the Contractor) may petition for waiver of rights to an identified subject invention within eight months of first disclosure of invention in accordance with paragraph (e)(2) of this clause, or within such longer period as may be authorized in accordance with 14 CFR 1245.105.

(c) Minimum rights reserved by the Government.

(1) With respect to each subject invention for which a waiver of rights is applicable in accordance with 14 CFR Section 1245, Subpart I, the Government reserves--

(i)An irrevocable, nonexclusive, nontransferable, royalty-free license for the practice of such invention throughout the world by or on behalf of the United States or any foreign government in accordance with any treaty or agreement with the United States; and

(ii) Such other rights as stated in 14 CFR 1245.107.

(2) Nothing contained in this paragraph (c) shall be considered to grant to the Government any rights with respect to any invention other than a subject invention.

(d) Minimum rights to the Contractor.

(1) The Contractor is hereby granted a revocable, nonexclusive, royalty-free license in each patent application filed in any country on a subject invention and any resulting patent in which the Government acquires title, unless the Contractor fails to disclose the subject invention within the times specified in paragraph (e)(2) of this clause.


                               Page I-45 / Revised

                               SECTION I / REVISED

The Contractor's license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Administrator except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

(2) The Contractor's domestic license may be revoked or modified by the Administrator to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with 37 CFR Part 404, Licensing of Government Owned Inventions. This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the Administrator to the extent the Contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the Contractor will be provided a written notice of the Administrator's intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the Administrator for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal to the Administrator any decision concerning the revocation or modification of its license.

(e) Invention identification, disclosures, and reports.

(1) The Contractor shall establish and maintain active and effective procedures to assure that reportable items are promptly identified and disclosed to Contractor personnel responsible for the administration of this New Technology clause within six months of conception and/or first actual reduction to practice, whichever occurs first in the performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of the reportable items, and records that show that the procedures for identifying and disclosing reportable items are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

(2) The Contractor will disclose each reportable item to the Contracting Officer within two months after the inventor discloses it in writing to Contractor personnel responsible for the administration of this New Technology clause or, if earlier, within six


                               Page I-46 / Revised

                               SECTION I / REVISED

months after the Contractor becomes aware that a reportable item has been made, but in any event for subject inventions before any on sale, public use, or publication of such invention known to the Contractor. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the reportable item was made and the inventor(s) or innovator(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the reportable item. The disclosure shall also identify any publication, on sale, or public use of any subject invention and whether a manuscript describing such invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing a subject invention for publication or of any on sale or public use planned by the Contractor for such invention.

(3) The Contractor shall furnish the Contracting Officer the following:

(i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing reportable items during that period, and certifying that all reportable items have been disclosed (or that there are no such inventions) and that the procedures required by paragraph (e)(l) of this clause have been followed.

(ii) A final report, within 3 months after completion of the contracted work, listing all reportable items or certifying that there were no such reportable items, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

(4) The Contractor agrees, upon written request of the Contracting Officer, to furnish additional technical and other information available to the Contractor as is necessary for the preparation of a patent application on a subject invention and for the prosecution of the patent application, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions.

(5) The Contractor agrees, subject to paragraph 27.302(i), of the Federal Acquisition Regulation (FAR), that the Government may duplicate and disclose subject invention disclosures and all other reports and papers furnished or required to be furnished pursuant to this clause.

(f) Examination of records relating to inventions.


                               Page I-47 / Revised

                               SECTION I / REVISED

(1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first actual reduction to practice of inventions in the same field of technology as the work under this contract to determine whether--

(i) Any such inventions are subject inventions;

(ii) The Contractor has established and maintained the procedures required by paragraph (e)(1) of this clause; and

(iii) The Contractor and its inventors have complied with the procedures.

(2) If the Contracting Officer learns of an unreported Contractor invention that the Contracting Officer believes may be a subject invention, the Contractor may be required to disclose the invention to the agency for a determination of ownership rights.

(3) Any examination of records under this paragraph will be subject to appropriate conditions to protect the confidentiality of the information involved.

(g) Withholding of payment (this paragraph does not apply to subcontracts).

(1) Any time before final payment under this contract, the Contracting Officer may, in the Government's interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of this contract, whichever is less, shall have been set aside if, in the Contracting Officer's opinion, the Contractor fails to--

(i) Establish, maintain, and follow effective procedures for identifying and disclosing reportable items pursuant to paragraph (e)(1) of this clause;

(ii) Disclose any reportable items pursuant to paragraph (e)(2) of this clause;
(iii) Deliver acceptable interim reports pursuant to paragraph (e)(3)(i) of this clause; or

(iv) Provide the information regarding subcontracts pursuant to paragraph (h)(4) of this clause.

(2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

(3) Final payment under this contract shall not be made before the Contractor delivers to


                               Page I-48 / Revised

                               SECTION I / REVISED

the Contracting Officer all disclosures of reportable items required by paragraph (e)(2) of this clause, and an acceptable final report pursuant to paragraph (e)(3)(ii) of this clause.

(4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract, the withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government rights.

(h) Subcontracts.

(1) Unless otherwise authorized or directed by the Contracting Officer, the Contractor shall--

(i) Include this clause (suitably modified to identify the parties) in any subcontract hereunder (regardless of tier) with other than a small business firm or nonprofit organization for the performance of experimental, developmental, or research work; and

(ii) Include the clause at FAR 52.227-11 (suitably modified to identify the parties) in any subcontract hereunder (regardless of tier) with a small business firm or nonprofit organization for the performance of experimental, developmental, or research work.

(2) In the event of a refusal by a prospective subcontractor to accept such a clause the Contractor--

(i) Shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor's reasons for such refusal and other pertinent information that may expedite disposition of the matter; and

(ii) Shall not proceed with such subcontract without the written authorization of the Contracting Officer.

(3) In the case of subcontracts at any tier, the agency, subcontractor, and Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and NASA with respect to those matters covered by this clause.

(4) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting Officer, the Contractor shall furnish a copy of such subcontract, and, no more frequently than annually, a listing of the subcontracts that have been awarded.


                               Page I-49 / Revised

                               SECTION I / REVISED

(5) The subcontractor will retain all rights provided for the Contractor in the clause of subparagraph (h)(1)(i) or (ii) of this clause, whichever is included in the subcontract, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

(i) Preference for United States industry. Unless provided otherwise, no Contractor that receives title to any subject invention and no assignee of any such Contractor shall grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement may be waived by the Administrator upon a showing by the Contractor or assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

                                (End of clause)


                               Page I-50 / Revised

                               SECTION J / REVISED

                     PART III - LIST OF DOCUMENTS, EXHIBITS
                             AND OTHER ATTACHMENTS

                     --------------------------------------

                      SECTION J - LIST OF ATTACHMENTS

                     --------------------------------------

                                                                       NO.
ATTACHMENT                  TITLE                       DATE           PAGES
----------    -------------------------------         ---------
    A.        LIST OF INSTALLATION - PROVIDED         01/JUL/99        197
              GOVERNMENT PROPERTY

    B.        LIST OF INSTALLATION - PROVIDED         01/JUL/99        186
              GOVERNMENT PROPERTY ASSIGNED
              TO DYNACS EMPLOYEES ON SITE


                               Page J-1 / Revised

------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE                           1 of 2

------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE           4. REQUISITION/PURCHASE REQ.NO.       5. PROJECT NO. (if applicable)
               2                      May 20, 1999
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                              CODE 0616/TAS          7. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE
                                               ------------                                                             ------------
NASA Glenn Research Center
Attn: Thomas A Spicer
Services and Construction Branch
21000 Brookpark Road, Mail Stop 500-312
Cleveland, OH 44135-3191
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)       |_|  9A.  AMENDMENT OF SOLICITATION NO.

                                                                                       ---------------------------------------------
                                                                                       9B.  DATED (SEE ITEM 11)

                                                                                       ---------------------------------------------
                                                                                  |X|  10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                                    NAS3-98008
                                                                                       ---------------------------------------------
----------------------------------------------------------------------------------     10B. DATED (SEE ITEM 13)
CODE (PF)(9)                    FACILITY CODE                                                       12-17-97
------------------------------------------------------------------------------------------------------------------------------------
                                      11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is
extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)
N/A
------------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
|_|   A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
          CONTRACT ORDER NO. IN ITEM 10A.


------------------------------------------------------------------------------------------------------------------------------------
|_|   B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).


------------------------------------------------------------------------------------------------------------------------------------
|_|   C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


------------------------------------------------------------------------------------------------------------------------------------
|X|   D.  OTHER (Specify type of modification and authority)

          B.4 Award Fee Pool (SEPT 97)
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor |X| is not, |_| is required to sign this document and return __ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2


------------------------------------------------------------------------------------------------------------------------------------
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                             16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                                    Thomas A. Spicer, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED              16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

BY                                                                        BY /s/ Thomas A. Spicer                      May 20, 1999
  ----------------------------------------                                  ---------------------------------------
  (Signature of person authorized to sign)                                    (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                     30-105                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                         Prescribed by GSA
                                                                                                  FAR (48 CFR) 53.243

                              DUPLICATE ORIGINAL

NAS3-98008                     Modification No. 2                         Page 2

The contract is modified to reflect the Award Fee determination for the evaluation period from from June 1, 1998 through February 28, 1999 as follows:

                                Prior Amount    This Action      New Amount
                                ------------    -----------      ----------
Estimated Cost                   $42,185,846              --    $42,185,846
Earned Award Fee                          --    $ 549,755.00    $649,755.00
Potential Award Fee Pool         $ 1,371,261    $(676,828.00)   $694,433.00
                                 -----------    ------------    -----------
TOTAL CONTRACT                   $43,557,197    $ (27,073.00)   $43,530,034